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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
WADDELL & REED FINANCIAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 31, 2003

To the Stockholders of
Waddell & Reed Financial, Inc.:

        Waddell & Reed Financial, Inc.'s 2003 Annual Meeting of Stockholders will be held in the William T. Morgan Auditorium at the executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 a.m., local time, on Wednesday, April 30, 2003.

        At the annual meeting, we will ask you to (1) approve the election of the nominees shown in the accompanying Proxy Statement as directors, (2) approve an amendment to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated, relating to performance measures to entitle the Company to additional tax deductions with respect to restricted stock and deferred stock awards to "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code"), (3) approve an amendment to the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan relating to performance measures to entitle the Company to additional tax deductions with respect to restricted stock and deferred stock awards to "covered employees" within the meaning of Section 162(m) of the Code, (4) approve an amendment to the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan to (i) extend the term of the plan to December 31, 2008, and (ii) modify the performance measures of the Executive Incentive Plan to entitle the Company to additional tax deductions with respect to performance-based awards to "covered employees" within the meaning of Section 162(m) of the Code, and (5) ratify the appointment of KPMG LLP as our independent auditors for the 2003 fiscal year.

        The accompanying formal notice and Proxy Statement discuss matters which will be presented for a stockholder vote. We have also enclosed our 2002 Annual Report, which is not part of the proxy soliciting materials. If you have any questions or comments about the matters discussed in the Proxy Statement or about the operations of the Company, we will be pleased to hear from you. It is important that your shares be voted at the annual meeting. If you are unable to attend the annual meeting in person and wish to have your shares voted, you may vote by telephone, Internet or by filling in, signing and dating the enclosed proxy and returning it in the accompanying envelope as promptly as possible.

        We hope that you will take this opportunity to meet with us to discuss the results and operations of the Company during 2002.

                      Sincerely,

                      Keith A. Tucker
                       Chairman of the Board
                      & Chief Executive Officer

                      Henry J. Herrmann
                       President & Chief Investment Officer

WADDELL & REED FINANCIAL, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202
(913) 236-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 30, 2003

To the Stockholders of
Waddell & Reed Financial, Inc.:

        I am pleased to give you notice that the 2003 Annual Meeting of Stockholders of Waddell & Reed Financial, Inc. (the "Company") will be held in the William T. Morgan Auditorium at the Company's executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202 on Wednesday, April 30, 2003, at 10:00 a.m., local time.

        At the annual meeting, you will be asked to:

  1.
  Elect the nominees shown in the accompanying Proxy Statement as directors to hold office until the 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

  2.
  Approve an amendment to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated, relating to performance measures to entitle the Company to additional tax deductions with respect to restricted stock and deferred stock awards to "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code").

  3.
  Approve an amendment to the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, relating to performance measures to entitle the Company to additional tax deductions with respect to restricted stock awards to "covered employees" within the meaning of Section 162(m) of the Code.

  4.
  Approve an amendment to the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan (formerly the Waddell & Reed Financial, Inc. 1999 Management Incentive Plan) to (1) extend the term of the plan to December 31, 2008, and (2) modify the performance measures of the Executive Incentive Plan to entitle the Company to additional tax deductions with respect to performance-based awards to "covered employees" within the meaning of Section 162(m) of the Code.

  5.
  Ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

  6.
  Transact such other business as may properly come before the annual meeting or any adjournments thereof.

        These matters are more fully discussed in the accompanying Proxy Statement.

        The Board of Directors has fixed Friday, March 21, 2003, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

        All stockholders are cordially invited to attend the annual meeting in person. However, if you are unable to attend in person and wish to have your shares voted, YOU MAY VOTE BY TELEPHONE, INTERNET OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Regardless of how you deliver your proxy, you may revoke your proxy at any time before it is voted by submitting to the Secretary of the Company a written revocation or a proxy bearing a later date, or by attending the annual meeting and giving oral notice of your intention to vote in person.

        The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the annual meeting or any adjournment thereof. Any business for which notice is hereby given may be terminated at any such adjourned meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Daniel C. Schulte
                       Vice President, General Counsel & Secretary

        The accompanying Proxy Statement is dated March 31, 2003 and is first being mailed to stockholders on or about that date.

WADDELL & REED FINANCIAL, INC.

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by Waddell & Reed Financial, Inc. (the "Company"), on behalf of the Board of Directors ("Board"), for the 2003 Annual Meeting of Stockholders. This Proxy Statement and the related proxy card are being distributed on or about March 31, 2003.

Summary Term Sheet

        This summary highlights select information from this Proxy Statement and may not contain all of the information that is important to you. To better understand the nominees being solicited for director, the amendments to each of the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated, the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, and the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan (collectively, referred to herein sometimes as the "Equity-Compensation Plans") and the ratification of KPMG LLP as our independent auditors, you should carefully read this entire document, its attachments and the other documents to which we refer.

When And Where Is The Annual Meeting?

        The annual meeting will take place on Wednesday, April 30, 2003, at 10:00 a.m., local time, in the William T. Morgan Auditorium at our executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202. See "Information Concerning the Annual Meeting—Date, Time and Place."

What Matters Will Be Voted Upon At The Annual Meeting?

        At the annual meeting you will be asked to:

  •
  Consider and vote upon a proposal to elect Dennis E. Logue and Ronald C. Reimer as directors to hold office for a term of three years, expiring at the close of the Annual Meeting of Stockholders in 2006.

  •
  Consider and vote upon an amendment to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated, relating to performance measures to entitle the Company to additional tax deductions with respect to restricted stock and deferred stock awards to "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code").

  •
  Consider and vote upon an amendment to the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, relating to performance measures to entitle the Company to additional tax deductions with respect to restricted stock awards to "covered employees" within the meaning of Section 162(m) of the Code.

  •
  Consider and vote upon an amendment to the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan (formerly the Waddell & Reed Financial, Inc. 1999 Management Incentive Plan) to (1) extend the term of the plan to December 31, 2008, and (2) modify the performance measures of the Executive Incentive Plan to entitle the Company to additional tax deductions with respect to performance-based awards to "covered employees" within the meaning of Section 162(m) of the Code.

  •
  Consider and vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

  •
  Transact such other business as may properly come before the annual meeting or any adjournments thereof.

Who Is Entitled To Vote?

        Only stockholders of record at the close of business on Friday, March 21, 2003, which is the "record date," are entitled to notice of, and to vote at, the annual meeting.

What Stockholder Approval Is Necessary To Approve The Proposals?

        The approval of the election of directors requires the affirmative vote of a plurality of the shares of our Class A common stock cast at the annual meeting. The approval of the amendments to the Equity-Compensation Plans and the ratification of the appointment of the independent auditors each require the affirmative vote of a majority of the shares of our Class A common stock cast at the annual meeting.

If My Broker Holds My Shares In "Street Name," Will My Broker Vote My Shares For Me?

        Brokers who do not have instructions from their "street name" customers may use their discretion in voting their customer's shares on non-routine matters. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. With respect to the election of directors, the amendments to the Equity-Compensation Plans and the ratification of the appointment of the independent auditors and other routine matters, brokers will have discretionary authority to vote our Class A common shares if beneficial owners fail to give voting instructions. See "Information Concerning the Annual Meeting—Voting of Proxies."

May I Change My Vote After I Have Submitted My Proxy?

        Yes. To change your vote you can do any of the following:

  •
  Give notice of your changed vote to us in writing mailed to Daniel C. Schulte, Secretary, at our executive offices.

  •
  Execute and deliver to us a subsequent proxy.

  •
  Attend the annual meeting and give oral notice of your intention to vote in person.

        You should be aware that simply attending the annual meeting would not in and of itself constitute a revocation of your proxy. See "Information Concerning the Annual Meeting—Revocability of Proxies."

What Do I Need To Do Now?

        First, read this Proxy Statement carefully. Then, you should, as soon as possible, submit your proxy by either executing and returning the paper proxy card or by voting electronically via the Internet or by telephone. Your shares represented by proxy will be voted in accordance with the directions you specify. If you submit a proxy to the Company, but fail to specify voting directions, your shares will be voted for the approval of the director nominees, the amendments to the Equity-Compensation Plans and the ratification of the appointment of the independent auditors. See "Information Concerning the Annual Meeting—Voting of Proxies."

Who Can Help Answer My Questions?

        If you have any questions concerning any proposal or the annual meeting, if you would like additional copies of the Proxy Statement or if you will need special assistance at the meeting, please call our Investor Relations office at (800) 532-2757. In addition, information regarding the annual meeting is available via the Internet at our website (www.waddell.com). The summary information provided above in "question and answer" format is for your convenience only and is merely a brief description of material information contained in this Proxy Statement.

        YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT (INCLUDING THE ATTACHMENTS) IN ITS ENTIRETY.

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time and Place

        This Proxy Statement is being delivered to the Company's stockholders on or about March 31, 2003, in connection with the solicitation of proxies to be voted at the 2003 Annual Meeting of Stockholders to be held on Wednesday, April 30, 2003, at 10:00 a.m., local time, in the William T. Morgan Auditorium at the Company's executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202.

Matters to be Voted Upon at the Annual Meeting

        At the annual meeting you will be asked to:

  (1)
  Consider and vote upon a proposal to elect Dennis E. Logue and Ronald C. Reimer as directors to hold office for a term of three years, expiring at the close of the Annual Meeting of Stockholders in 2006;

  (2)
  Consider and vote upon an amendment to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated, relating to performance measures to entitle the Company to additional tax deductions with respect to restricted stock and deferred stock awards to "covered employees" within the meaning of Section 162(m) of the Code;

  (3)
  Consider and vote upon an amendment to the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, relating to performance measures to entitle the Company to additional tax deductions with respect to restricted stock awards to "covered employees" within the meaning of Section 162(m) of the Code;

  (4)
  Consider and vote upon an amendment to the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan (formerly the Waddell & Reed Financial, Inc. 1999 Management Incentive Plan) to (1) extend the term of the plan to December 31, 2008, and (2) modify the performance measures of the Executive Incentive Plan to entitle the Company to additional tax deductions with respect to performance-based awards to "covered employees" within the meaning of Section 162(m) of the Code;

  (5)
  Consider and vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

  (6)
  Transact such other business as may properly come before the annual meeting or any adjournments thereof.

Record Date; Shares Entitled to Vote

        The Board has set the close of business on Friday, March 21, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Each share of Class A common stock will be entitled to one vote on all matters submitted for vote at the annual meeting.

        As of the record date, there were approximately 80,684,163 shares of Class A common stock issued and outstanding to be voted at the annual meeting.

Quorum

        The presence, either in person or by proxy, of the holders of at least a majority of the voting power of our issued and outstanding shares of Class A common stock is required to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes, which are described in more detail below, are also counted as shares present at the annual meeting for purposes of determining whether a quorum exists.

Vote Required for Approval of the Proposals

  •
  Election of Directors

          The approval of the nomination of each of Dennis E. Logue and Ronald C. Reimer for director requires the affirmative vote of a plurality of the shares of our Class A common stock cast at the annual meeting. For purposes of this vote, a failure to vote, a vote to abstain or withholding your vote (or a direction to your broker to do so) are not counted as votes cast, and therefore, will have no effect on the outcome of the election of directors.

  •
  Approval of the Amendments to the Equity Compensation Plans

          The approval of the amendments to the Equity Compensation Plans each require the affirmative vote of a majority of the shares cast at the annual meeting. For purposes of these votes, a failure to vote, a vote to abstain or withholding your vote (or a direction to your broker to do so) are not counted as votes cast, and therefore, will have no effect on the outcome of the votes to approve the amendments to the Equity Compensation Plans.

  •
  Ratification of the Appointment of Independent Auditors

          The ratification of the Audit Committee's appointment of KPMG LLP as the Company's independent auditors requires the affirmative vote of a majority of the shares cast at the annual meeting. For purposes of this vote, a failure to vote, a vote to abstain or withholding your vote (or a direction to your broker to do so) are not counted as votes cast, and therefore, will have no effect on the outcome of the vote to ratify the appointment of the Company's independent auditors. Stockholder ratification is not required for the selection of KPMG LLP as the Company's independent auditors because the Audit Committee has the responsibility of selecting the Company's independent auditors. However, we are submitting the proposal to solicit the opinion of our stockholders.

        As of the record date, directors and executive officers of the Company beneficially owned (excluding currently exercisable options) an aggregate of approximately 3,512,159 shares of Class A common stock representing 4.4% of our Class A common stock issued and outstanding, and therefore, 4.4% of the voting power entitled to vote at the meeting. The Company believes that the directors and executive officers of the Company currently intend to vote their shares in favor of the election of the nominees for director, in favor of the amendments to the Equity-Compensation Plans and in favor of the ratification of KPMG LLP as the Company's independent auditors.

Voting of Proxies

        Shares represented by a properly executed proxy (in paper form, by Internet or by telephone) that is received on or before the time of the annual meeting, and not subsequently revoked, will be voted at the annual meeting or any adjournment or postponement in the manner directed on the proxy. Keith A. Tucker and Henry J. Herrmann are named as proxies in the proxy and have been designated as directors' proxies by the Board to represent you and vote your shares at the meeting. All shares represented by a properly executed proxy on which no choice is specified will be voted, to the extent applicable (1) FOR the election of the nominees for director named in this Proxy Statement, (2) FOR approval of the amendment to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated, (3) FOR approval of the amendment to the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, (4) FOR approval of the amendment to the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan, (5) FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors for fiscal year 2003 and (6) in accordance with the proxy holders' best judgment as to any other business as may properly come before the annual meeting.

        This Proxy Statement is considered to be voting instructions for the trustees of the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, the Torchmark Corporation Savings and Investment Plan, the Liberty National Life Insurance Company 401(k) Plan and the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company for our Class A common stock allocated to individual accounts under those plans. If account information is the same, participants in the plan (who are also stockholders of record) will receive a single proxy representing all of their shares. If a plan participant does not submit a proxy to us, the trustees of the plan in which shares are allocated to his or her individual account will vote such shares in the same proportion as the total shares in such plan for which directions have been received.

        Brokers who hold shares in "street name" for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters. Accordingly, absent specific voting instructions from the beneficial owners of such shares, brokers are not empowered to vote the shares with respect to the approval of non-routine matters (so called "broker non-votes"). With respect to the election of directors, the amendments to the Equity-Compensation Plans, the ratification of the appointment of the independent auditors and other routine matters, brokers currently have discretionary authority to vote our Class A common shares if beneficial owners fail to give voting instructions.

        Other than the election of directors, the amendments to the Equity-Compensation Plans and the ratification of the appointment of the Company's independent auditors, the Company's management is not aware of any other matters which may come before the annual meeting. If any other matters are properly presented at the annual meeting for action, Mr. Tucker and Mr. Herrmann will vote in accordance with their best judgment on such matters.

Revocability of Proxies

        Any stockholder of record who has given a proxy may revoke it by attending the annual meeting and giving oral notice of his or her intention to vote in person. In addition, any proxy may be revoked at any time prior to the annual meeting by delivering to the Secretary of the Company a written statement revoking it or by delivering a duly executed proxy bearing a later date. Attendance at the annual meeting by a stockholder who has executed and delivered a proxy to the Company will not in and of itself constitute a revocation of that proxy.

Solicitation of Proxies

        Proxies will be solicited initially by mail. Further solicitation may be made in person, by telephone or by fax. The Company will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, the Company will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the annual meeting to the beneficial owners of our common stock.

        The Company has retained Georgeson Shareholder Communications, Inc., an independent proxy solicitation firm ("GSC") to assist in soliciting proxies from stockholders. GSC will receive a retainer fee of approximately $8,000 as compensation for its services and will be reimbursed for its out-of-pocket expenses. The fee amount is not contingent on the number of stockholder votes in favor of any of the proposals. GSC will not make any recommendation to our stockholders to either accept or reject any proposal or otherwise express an opinion concerning a proposal.

        YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY TELEPHONE, INTERNET OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Bylaws provide that the number of directors shall be not less than seven nor more than fifteen with the exact number to be fixed by the Board. Our Certificate of Incorporation divides our Board into three categories, with the term of each category expiring in consecutive years.

        Our Board proposes the election of Dennis E. Logue and Ronald C. Reimer as Class II directors, to hold office for a term of three years, expiring at the close of the 2006 Annual Meeting of Stockholders or until their successors are elected and qualified. It is the Board's opinion that these candidates are sufficiently familiar with the Company and its business to be able to competently direct and manage the Company's business affairs. Biographical information on each of these nominees is set forth below in "Directors and Executive Officers of the Company."

        If either nominee becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board may recommend, unless the Board reduces the number of directors to be elected at the annual meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED HEREIN.

        OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Number of Directors and Term of Directors and Executive Officers

        The Company's Certificate of Incorporation divides the Board into three categories of as equal size as possible, with the terms of each category expiring in consecutive years so that only one category is elected in any given year. The Company's Bylaws provide that the number of directors shall not be less than seven nor more than fifteen with the exact number to be fixed by the Board. The stockholders of the Company elect successors to directors whose terms have expired. The Board fills vacancies in unexpired terms and additional membership positions created by the Board. As a matter of general policy, non-employee directors must retire from the Board at the close of the Annual Meeting of Stockholders following their 73rd birthday. Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected and qualified or until the earlier of their death, retirement, resignation or removal. Robert L. Hechler will retire from the Board effective as of the close of the Annual Meeting of Stockholders on April 30, 2003.

Directors and Executive Officers

        The names of the directors and executive officers of the Company and their respective ages and positions are as follows:

Name	Age	Position
Thomas W. Butch	46	Senior Vice President and Chief Marketing Officer
Henry J. Herrmann	60	President, Chief Investment Officer and Director
Alan W. Kosloff	62	Director
Dennis E. Logue	58	Director
James M. Raines	63	Director
Ronald C. Reimer	68	Director
William L. Rogers	56	Director
Michael D. Strohm	51	Senior Vice President and Chief Operations Officer
John E. Sundeen, Jr.	42	Senior Vice President, Chief Financial Officer and Treasurer
Keith A. Tucker	58	Chairman of the Board, Chief Executive Officer and Director
Jerry W. Walton	56	Director
Robert J. Williams, Jr.	58	Senior Vice President and National Sales Manager

        Set forth below is a description of the backgrounds of the executive officers, directors and nominees for director.

        Thomas W. Butch has been Senior Vice President and Chief Marketing Officer of the Company since November 1999. Previously, he was associated with Stein Roe & Farnham, Inc., Chicago, Illinois, where he served in various positions from 1994-1999, including President of Mutual Funds, Senior Vice President of Marketing, Head of Marketing and Director of Public Relations.

        Henry J. Herrmann has been a Director and President of the Company since March 1998 and Chief Investment Officer since March 1987. He is also a Director of the Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. and a Trustee of the Ivy Fund. Mr. Herrmann's term on the Board expires in 2004.

        Alan W. Kosloff has been a Director of the Company since January 2003. He has served as Chairman of Kosloff & Partners, LLC, Kansas City, Missouri, a consulting and investments firm since April 1996 and Chairman of Jones & Mitchell, Olathe, Kansas, an imprinted and licensed sportswear company since October 1997. Previously, Mr. Kosloff was Chairman, Chief Executive Officer and

President of America Marketing Industries, Inc., an apparel manufacturing, distribution and marketing firm from 1976 to 1995. Mr. Kosloff's term on the Board expires in 2005.

        Dennis E. Logue has been a Director of the Company since January 2002. He has served as Dean of the Michael B. Price College of Business at the University of Oklahoma since July 2001. Prior thereto, Mr. Logue held numerous business-oriented professorships, most recently at the Amos Tuck School, Dartmouth College from July 1974 to June 2001. He has been a Director of Sallie Mae (GSE) since 1997. Mr. Logue is a nominee for director.

        James M. Raines has been a Director of the Company since July 1998. He has served as President of James M. Raines and Company, San Antonio, Texas, an investment banking firm since September 1988. Mr. Raines is also a Director of Hispanic Broadcasting Corporation. Mr. Raines' term on the Board expires in 2004.

        Ronald C. Reimer has been a Director of the Company since March 2001. He is currently a Director and Chairman of Network Trust, Kansas City, Missouri and a Director of Truman Medical Center, Kansas City, Missouri. In addition, he is the co-founder of, and a teacher at, Servant Leadership School of Kansas City. Previously, Mr. Reimer co-founded Reimer and Koger Associates, an investment counseling firm in Merriam, Kansas in 1973 and served as its President until his retirement in 1988. Mr. Reimer is a nominee for director.

        William L. Rogers has been a Director of the Company since April 1998. He has served as Chairman of The Halifax Group, Dallas, Texas, an investment group since 1999. In addition, he has been a Principal of Colony Capital, Inc., Los Angeles, California, an investment group since 1992.Mr. Rogers' term on the Board expires in 2004.

        Michael D. Strohm has been Senior Vice President of the Company since January 1999 and Chief Operations Officer of the Company since March 2001. In addition, he has served as President of Waddell & Reed, Inc. since 2001 and President of Waddell & Reed Services Company since 1999. Mr. Strohm served as Senior Vice President of Waddell & Reed, Inc. from 1994 to 2001.

        John E. Sundeen Jr. has been Senior Vice President, Chief Financial Officer and Treasurer of the Company since July 1999. From 1994 to June 1999 he was head of fixed income investment management for the Company, the Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and W&R Target Funds, Inc. He also has been Senior Vice President of Waddell & Reed Investment Management Company since 1995.

        Keith A. Tucker has been a Director, Chairman of the Board and Chief Executive Officer of the Company since March 1998. Previously, he was a Director and Vice Chairman of Torchmark Corporation. He is also a Director of the Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc and a Trustee of the Ivy Fund. Mr. Tucker's term on the Board expires in 2005.

        Jerry W. Walton has been a Director of the Company since April 2000. He has been the Executive Vice President of Finance and Administration and the Chief Financial Officer of J.B. Hunt Transport Services, Inc. since 1991. Prior thereto, Mr. Walton served as a tax partner with KPMG LLP, with whom he had been employed since 1968. Mr. Walton's term on the Board expires in 2005.

        Robert J. Williams, Jr. has been Senior Vice President of the Company since April 1999. In addition, he has been Executive Vice President and National Sales Manager of Waddell & Reed, Inc. since July 1996. Previously, he was associated with the Charles Schwab & Co. institutional organization where he served as Vice President of Sales and Vice President of Support Services from 1991 to 1995.

        There are no family relationships among any of the executive officers, directors or nominees for director of the Company.

Corporate Governance

        The Board held seven meetings during the 2002 fiscal year. All directors attended at least 75% of the Board meetings. The Board acted by unanimous consent on two occasions in 2002.

        Beginning in the fall of 2002, the Company began an initiative to evaluate its corporate governance policies and practices and to institute changes to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the current and proposed rules of the New York Stock Exchange ("NYSE"). In connection with this initiative, the Board has, among other things:

  •
  modified its Nominating Committee to be the Nominating and Corporate Governance Committee and appointed only independent directors to serve on that committee; and

  •
  adopted the following policies and charters:

  (1)
  Corporate Code of Ethics for Directors and Senior Officers;

  (2)
  Amended and Restated Audit Committee Charter;

  (3)
  Nominating and Corporate Governance Committee Charter; and

  (4)
  Compensation Committee Charter.

        Standing committees of the Board include the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee. In March 2003, the Board appointed the following members to serve for 2003:

  •
  Audit, comprised of Alan W. Kosloff, Dennis E. Logue and Ronald C. Reimer.

  •
  Compensation, comprised of James M. Raines and Jerry W. Walton.

  •
  Nominating and Corporate Governance, comprised of Alan W. Kosloff, Dennis E. Logue, James M. Raines, Ronald C. Reimer and Jerry W. Walton.

  •
  Executive, comprised of Henry J. Herrmann, William L. Rogers and Keith A. Tucker.

        Members of the committees are appointed annually by the Board and serve until their successors are appointed and qualified or until their earlier resignation or removal.

        The Audit Committee (1) appoints, terminates, compensates and oversees the work of the independent auditors, (2) pre-approves all audit, review and permitted non-audit services provided by the independent auditors, (3) evaluates the independence of the independent auditors, (4) reviews all external and internal audit reports and management's responses thereto, (5) oversees the integrity of the financial reporting process, system of internal accounting controls and financial statements and reports of the Company, (6) reviews the Company's annual and quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in periodic reports filed with the Securities and Exchange Commission (the "SEC"), (7) discusses with management the Company's earnings' press releases, (8) meets with management, the internal auditors, the independent auditors and the Board, (9) provides the Board with information and materials as it deems necessary to make the Board aware of significant financial, accounting and internal control matters of the Company and (10) otherwise complies with its responsibilities and duties as set forth in the Company's Audit Committee Charter. All of the members of the Audit Committee satisfy the current independence and expertise requirements of the NYSE and the SEC. The Audit Committee met seven times in 2002. All of the members, except Robert L. Hechler, attended at least 75% of the meetings of this committee. Mr. Hechler missed three of the seven Audit Committee meetings held in 2002. For additional information concerning the Audit Committee, see "Report of the Audit Committee."

        The Compensation Committee (1) determines the compensation of the principal officers, executives and other key employees of the Company, including but not limited to, the Company's Chairman and Chief Executive Officer, (2) assists in developing and reviewing the annual goals and objectives of the principal officers, executives and key employees of the Company, (3) assesses the adequacy and competitiveness of the Company's executive compensation program and (4) administers the compensation, stock incentive and benefit plans of the Company. None of the individuals serving on the Compensation Committee has ever been an officer or employee of the Company. The Compensation Committee met five times in 2002 with all of the members in attendance. The Compensation Committee also acted by unanimous consent two times in 2002.

        The Nominating and Corporate Governance Committee (formerly the Nominating Committee) (1) develops and maintains the Company's corporate governance policies, (2) assists the Board in identifying, screening and recruiting qualified individuals to become Board members, (3) proposes nominations for Board membership, (4) assists the Board in determining the composition of the Board and its committees, (5) oversees compliance with the Company's Corporate Code of Ethics and (6) oversees the Company's directors' and officers' performance. Nominations of potential Board candidates may be directed to the Nominating and Corporate Governance Committee, in care of the Secretary of the Company, at the address stated herein. The Nominating and Corporate Governance Committee met once in 2002 with all members in attendance.

        The Executive Committee exercises certain powers of the Board between scheduled Board meetings and performs such duties as the Board may legally delegate to it. The Executive Committee did not meet in 2002.

Compensation of Directors

        Directors of the Company are currently compensated on the following basis:

        Directors who are not officers or employees of the Company or its subsidiaries ("Outside Directors") receive an annual retainer of $40,000, fees of $2,000 for each Board meeting attended and $1,500 for each committee meeting attended, as applicable. The Chairman of each committee receives an additional $500 per committee meeting. They are also reimbursed for travel and lodging expenses incurred in attending meetings. Outside Directors are not compensated for the execution of written consents in lieu of Board and committee meetings.

        Outside Directors may annually elect to defer their annual compensation into an interest-bearing account under the Company's 1998 Non-Employee Director Stock Award Plan, as amended (the "NED Plan"), which may subsequently be converted into stock options or restricted stock of the Company. In 2002, Messrs. Hechler, Logue, Reimer and Walton made this election and their deferred compensation was converted into options for 4,601, 4,538, 11,371 and 9,502 shares, respectively. All options were granted at the fair market value of the Class A common stock on the grant date.

        Additionally, Outside Directors are granted an annual formula-based award consisting of either 4,500 non-qualified stock options or 1,500 shares of restricted stock, as the Board determines in its discretion under the Company's 1998 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan"). Under this plan, the Board may also award Outside Directors non-qualified stock options and restricted stock on a non-formula basis at such times as it determines appropriate. In 2002, the Board granted Outside Directors an annual formula-based award of 4,500 stock options and a discretionary award of an additional 1,000 stock options. Stock options are priced at the fair market value of the Company's Class A common stock on the grant date or at a discounted rate not to exceed 25% of such fair market value. To date, no discounted stock options have been granted.

        Outside Directors are also eligible to participate in the Company's group health plan at their election. To date, Messrs. Hechler, Raines and Reimer have made such an election.

        Directors who are officers or employees of the Company or its subsidiaries waive receipt of all fees, including the annual retainer, for attending Board meetings and committee meetings. Such directors are reimbursed for travel and lodging expenses incurred in attending the meetings.

        On January 1, 2002, Waddell & Reed, Inc. entered into a consulting agreement with Robert L. Hechler. Mr. Hechler previously served as Executive Vice President of the Company and President, Chief Executive Officer and Treasurer of Waddell & Reed, Inc. and will retire as a Director of the Company effective as of the close of the Annual Meeting of Stockholders on April 30, 2003. Pursuant to the terms of the consulting agreement, Mr. Hechler will provide managerial and advisory consulting services in the mutual fund, mutual fund underwriting and distribution and investment advisor financial planning areas to Waddell & Reed, Inc. for a period of five years at an annual consulting fee of $250,000.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), requires each director, officer and individual beneficially owning more than ten percent of a registered security of the Company to file with the SEC reports of security ownership and reports on subsequent changes in its ownership of the Company's securities. Reporting persons are required to furnish the Company with copies of all Section 16(a) forms filed with the SEC.

        Based upon the Company's review of the reports furnished to the Company pursuant to Section 16(a) of the Exchange Act, to the best of the Company's knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2002.

Certain Relationships and Related Transactions

        In January 2000, the Company committed to invest up to $5,000,000 in a limited partnership interest in Halifax Capital Partners, L.P., a domestic investment group with $200,000,000 in partnership commitments. As of February 23, 2003, the Company had invested $1,454,037. William L. Rogers, a Director of the Company, is a general partner in Halifax Genpar, L.P., the managing director of Halifax Capital Partners, L.P. and has investment participation in Halifax Capital Partners, L.P. The Company believes its investment in Halifax Capital Partners, L.P. is carried on in the ordinary course of business on an arms-length basis.

        On January 21, 2000, the Company loaned Thomas W. Butch, Senior Vice President and Chief Marketing Officer, $169,020. The loan proceeds were used for the exercise of vested stock options of his previous employer. This loan was part of Mr. Butch's compensation package upon joining the Company in 1999 and was to be repaid in three equal annual installments beginning January 24, 2001. Interest on the outstanding balance is due annually and calculated at the one-month LIBOR rate as fixed by the British Bankers' Association. As of January 2, 2003, Mr. Butch had paid the full balance of the loan, including all accrued interest, in accordance with its terms.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

        In December 2001, the Company entered into Change in Control Employment Agreements with Messrs. Tucker and Herrmann. The agreements, which contain identical terms, provide that upon a "change in control," if the executive's employment is terminated (1) without "cause," (2) by the executive with "good reason" or (3) for any reason by the executive during the thirty days following the six month anniversary of the change in control, the executive will receive, among other items, (i) all earned or accrued compensation through the termination date, (ii) a lump sum cash payment equal to 2.99 times his base salary and annual bonus (as defined in the agreement), in addition to a gross-up payment to pay for any applicable excise taxes, (iii) continuation of benefits under the Company's insurance and benefit plans for 3 years, (iv) a pro rata payment of the executive's bonus earned as of the termination date, if any, and (v) outplacement services. Generally, under the agreements, a "change in control" will be deemed to have occurred when (1) any person acquires 20% or more of the voting power of the Company, (2) during any period of two consecutive years, a majority of the Board members change unless the new directors are elected by at least two-thirds of the existing Board members or (3) the acquisition of the Company. Generally, under the agreements, "cause" means the executive (1) materially engaged in willful misconduct or dishonesty, (2) was convicted of a felony or (3) materially breached the Change in Control Employment Agreements. Generally, under the agreements, "good reason" means (1) a material diminution in the executive's position, title or nature of responsibilities or authority, (2) a reduction in the executive's compensation or benefits or the failure of the Company to increase the executive's compensation at a rate commensurate with that of other senior executive officers of the Company, (3) relocating the executive, (4) the Company materially breaching the Change in Control Employment Agreements or (5) the executive's resignation of employment with the Company for any reason within thirty days of the six month anniversary of the "change in control." The agreements also contain confidentiality provisions.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

        The following table lists all persons known to be the beneficial owner of more than five percent of the Company's Class A common stock as of February 14, 2003.

Name and Address	Number of Shares	Percent of Class
T. Rowe Price Associates, Inc.(1) 100 E. Pratt Street Baltimore, MD 21202	7,581,750	9.4%
Highfields Capital Management LP(2) 200 Clarendon Street Boston, MA 02117	6,086,643	7.5%
Putnam, LLC(3) One Post Office Square Boston, Massachusetts 02109	5,228,444	6.5%
Ariel Capital Management, Inc.(4) 200 E. Randolph Drive, Suite 2900 Chicago, IL 60601	4,328,377	5.4%

(1)
These securities are owned by various individuals and institutional investors including T. Rowe Price Mid-Cap Growth Fund, Inc. (which owns 4,225,000 shares of Class A common stock, representing 5.2% of the Class A shares outstanding) for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with sole power to direct investments and/or sole power to vote the Class A shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be the beneficial owner of such securities; however, Price Associates expressly disclaims beneficial ownership of such securities. Information relating to this stockholder is based on the stockholder's Schedule 13G, Amendment No. 6, filed with the SEC on February 5, 2003.

(2)
These shares are owned by (i) Highfields Capital Ltd., Highfields Capital I LP and Highfields Capital II LP (collectively, the "Funds"), (ii) Highfields Capital Management LP, which serves as investment advisor to the Funds, with respect to the shares owned by the Funds, (iii) Highfields GP LLC, which serves as the general partner to Highfields Capital Management LP and (iv) Messrs. Richard L. Grubman and Jonathon S. Jacobson who serve as Managing Members of Highfields GP LLC. Highfields Capital Management LP, Highfields GP LLC and Messrs. Jacobson and Grubman, collectively, have sole voting and investment power with respect to all shares. Information relating to the reporting persons is based on their Schedule 13G, Amendment No. 5, filed with the SEC on February 14, 2003.

(3)
These securities are owned by (i) various Putnam mutual funds for which Putnam Investment Management, LLC ("PIM") serves as investment advisor with shared investment power of 4,574,185 shares of Class A common stock, representing 5.6% of the Class A shares outstanding, and shared voting power of 499,700 shares thereof, and (ii) institutional clients for which The Putnam Advisory Company, LLC ("PAC") serves as investment advisor with shared investment power of 654,259 shares of Class A common stock, representing 0.8% of the Class A shares outstanding, and shared voting power of 302,942 shares thereof. PIM and PAC are wholly-owned subsidiaries of Putnam, LLC (d/b/a Putnam Investments) ("Putnam"), for which Marsh and McLellan Companies, Inc. ("M&M") is the parent holding company. For purposes of the reporting requirements of the Exchange Act, Putnam and M&M are deemed to be the beneficial owners of such securities; however, Putnam and M&M expressly disclaim beneficial ownership of such securities. Information relating to this stockholder is based on the stockholder's Schedule 13G, filed with the SEC on February 14, 2003.

(4)
These securities are owned by various investment advisory clients for which Ariel Capital Management, Inc. ("Ariel") serves as investment adviser with sole power to direct investments and sole power to vote the Class A shares. Information relating to this stockholder is based on the stockholder's Schedule 13G, filed with the SEC on February 10, 2003.

EXECUTIVE COMPENSATION

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material as filed under the Securities Act or the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee

        Compensation of the principal officers, executives and other key employees of the Company is determined by the Compensation Committee of the Board. The Compensation Committee, comprised entirely of directors who are not officers or employees of the Company (the "Outside Directors"), meets (1) to set the annual salaries and bonuses of the senior executive officers and senior portfolio managers for the current year, (2) to review annual goals and reward outstanding annual performance of executives, (3) to grant stock options and/or restricted stock pursuant to the Company's stock incentive plans, (4) to establish and certify the achievement of performance goals under the Company's 2003 Executive Incentive Plan, as amended (the "Executive Incentive Plan"), (5) to determine the senior executives eligible to participate in the Executive Incentive Plan, the Company's 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated (the "EDC Plan"), and the Company's Supplemental Executive Retirement Plan (the "SERP") and (6) to administer the Company's benefit plans.

        In March 2002, the Compensation Committee retained Watson Wyatt & Co. to review certain of its executive compensation policies and practices. The Compensation Committee met on several occasions in 2002 to discuss the salaries, bonuses and other compensation of the principal officers, executives and other key employees of the Company, including the Chairman and Chief Executive Officer.

General Compensation Policy

        The Company's executive compensation program is designed to: (1) provide fair compensation to executives based on their performance and contributions to the Company, (2) provide incentives to attract and retain key executives and (3) instill a long-term commitment to the Company through a sense of Company ownership, all in a manner consistent with stockholder interests.

        The executive compensation package has three main components: (1) base salary, which is reviewed annually, (2) equity compensation consisting of stock options and/or restricted stock and (3) incentive payments under the Executive Incentive Plan, which may be earned annually depending on the Company's achievement of pre-established performance goals.

        The EDC Plan permits eligible executives to defer salary on a quarterly basis and bonus on an annual basis into an interest-bearing account and to subsequently, within a limited time period, elect to convert all or a portion of such deferred compensation into stock options (exercisable at fair market value of the Class A common stock on the grant date or at a discounted price not to exceed 25%) or restricted stock of the Company. However, effective April 1, 2003 and January 1, 2004, eligible executives will be permitted only to convert their deferred salary and bonus compensation, or a portion thereof, respectively, into restricted stock of the Company. In addition, the EDC Plan allows the Compensation Committee, in its sole discretion, to direct that all or a portion of the incentive payments payable under the Executive Incentive Plan be paid in stock options or restricted stock in lieu of cash. The Compensation Committee designated Mr. Tucker, the Chairman of the Board and Chief Executive Officer of the Company and Mr. Herrmann, a Director and the President and Chief Investment Officer of the Company, eligible to participate in the EDC Plan in 2002. The Compensation Committee also designated Messrs. Tucker and Herrmann eligible to participate in the SERP in 2002.

        For 2002, the Compensation Committee set the salary of Mr. Tucker and approved the salary of Mr. Herrmann. As part of its oversight of the Company's compensation programs, the Compensation Committee also reviewed the salaries paid to certain other officers and key employees of the Company during 2002.

        The Compensation Committee acknowledges that the investment management and financial services industries are highly competitive and that experienced professionals have significant career mobility. The Compensation Committee believes that the ability to attract, retain and provide appropriate incentives for professional personnel, including the principal officers, executives and key employees of the Company is essential to maintaining the Company's competitive position in those industries, and thereby provide for the long-term success of the Company.

Base Salary

        The Compensation Committee believes that competitive levels of cash compensation, together with equity and other incentive programs, are necessary for the motivation and retention of the Company's executives. In 2002, base salaries for Messrs. Tucker and Herrmann were unchanged from the prior year. Consistent with compensation practices generally applied in the investment management and financial services industries with which the Company competes for employees, base salaries for the senior executives are intended to form a low percentage of total cash compensation with the major portion of cash compensation intended to be derived from payments made under the Executive Incentive Plan, provided, of course, that the performance goals established under that plan are met. Executive base salaries are based on the Company's performance for the prior fiscal year and upon a subjective evaluation of each executive's contribution to that performance. In evaluating overall Company performance, the primary focus is on the Company's financial performance for the year as measured by net or operating income, earnings per share and return on assets and stockholders' equity.

Equity Participation

        Stock options and shares of restricted stock of the Company are granted under the Stock Incentive Plan in an effort to link executives' future compensation to the long-term financial success of the Company, as measured by stock performance. The total number of stock options and shares of restricted stock that may be awarded to an executive is within the discretion of the Compensation Committee, but is generally based on the Company's performance and the executive's salary level. Stock options are priced at 100% of the market value of the Company's Class A common stock on the grant date and typically vest in three equal annual increments, beginning two years from the grant date.

        Awards of restricted stock are made by the Compensation Committee, which sets the vesting criteria. Awards are intended to provide incentives to enhance job performance of certain executives or to induce them to remain, or to become associated, with the Company. The exercise price, if any, of restricted stock awards is set by the Compensation Committee in its discretion and the shares typically vest in three equal annual increments, beginning two years from the grant date.

Incentive Payments

        Generally, incentive payments are made under the Executive Incentive Plan upon achievement of pre-established performance criteria. Incentive payments are made in the form of cash, stock options or restricted Class A common stock of the Company, or a combination of such, at the discretion of the Compensation Committee.

        For the 2002 fiscal year, the Compensation Committee set several levels of overall performance objectives for the Company. Corresponding incentive levels for the 2002 fiscal year were assigned to participants in the plan by the Compensation Committee as percentages of base salary. These incentive levels are tied directly to the achievement of specific levels of performance objectives. Incentive percentages ranging from a low of 50% to a high of 200% of base salary are payable under the Executive Incentive Plan to an executive group including the Chief Executive Officer and the President and Chief Investment Officer. However, the Compensation Committee reserves the right, in its sole discretion, to reduce these incentive percentages in an amount ranging from 100% of the applicable incentive percentage at the highest level to 25% of the applicable incentive percentage at the lowest level. For the fiscal year ended December 31, 2002, the executives participating in the Executive Incentive Plan were eligible for, and received, incentive payments of 200% of their base salaries.

Equity Compensation Program

        The Stock Incentive Plan, under which stock options and shares of restricted stock are awarded, has as its stated purpose attracting and retaining employees who contribute to the Company's success and enabling those persons to participate in the long-term success and growth through an equity interest in the Company. To this end, the Compensation Committee grants non-qualified stock options and restricted stock to officers and key employees of the Company. The number of stock options or shares of restricted stock awarded to officers and key employees is generally based on the current compensation of such individuals. The number of stock options or shares of restricted stock previously granted to an individual is not a substantial consideration in determining the amount of awards granted to that individual in the future.

        Generally, stock options are granted at the market value of the Company's Class A common stock on the grant date and become first exercisable to the extent of one-third of the shares on the second anniversary of the grant date and the remaining two-thirds on the third and fourth anniversary of the grant date, respectively. Stock options may be exercised using cash or previously-owned stock for payment or through a simultaneous exercise and sale program.

        The number of shares of restricted awarded, and the exercise price, if any, of such shares is determined by the Compensation Committee in its discretion. Generally, restrictions placed on the restricted stock awards lapse in one-third increments, beginning on the second anniversary of the grant date and the remaining two-thirds on the third and forth anniversary of the grant date, respectively.

Compensation of the Chief Executive Officer

        For 2002, Keith A. Tucker, the Company's Chief Executive Officer, received a base salary of $800,016, which remained unchanged from the previous year. Additionally, Mr. Tucker received an incentive payment under the Executive Incentive Plan of $1,600,000 ($400,000 of which was deferred at the direction of the Compensation Committee) and options to purchase 291,566 shares of Class A common stock pursuant to the stock option restoration feature contained in the stock incentive plans.

        Mr. Tucker's base salary is not directly related to specific measures of corporate performance. His base salary is determined by his tenure of service and his current job responsibilities as well as the relative salaries of his peers in the investment management and financial services industries. In March 2002, the Compensation Committee retained Watson Wyatt & Co. to review Mr. Tucker's salary as compared to his peers in the investment management and financial services industries. Any restricted stock and stock options awarded to Mr. Tucker under the Stock Incentive Plan are not necessarily directly tied to specific measures of corporate performance. Such awards are generally based on his current compensation and the Company's overall relative performance. As previously mentioned, Mr. Tucker's annual incentive payment is tied to pre-established performance criteria under the Executive Incentive Plan.

Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code (the "Code") provides that compensation for certain senior executive officers in excess of $1 million during a single tax year is not deductible unless it is performance based and meets other conditions. Base salary does not qualify as performance-based compensation under Section 162(m). As one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The deductibility of certain compensation payments depends upon the timing of an executive's vesting or exercise of previously granted rights. Interpretations and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m). The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. To this end, the Compensation Committee annually establishes performance criteria under the Executive Incentive Plan in an effort to ensure deductibility of incentive compensation.

Summary

        The Compensation Committee has compared the Company's compensation levels to relevant publicly available data for the investment management and financial services industries and has found the Company's compensation levels to be competitive. Certain of these companies are included in the SNL Investment Adviser Index shown in the Stock Performance Chart included in the Company's proxy statement for its 2003 Annual Meeting of Stockholders. The Company believes it competes for executive talent with a large number of investment management, securities and other financial services companies, some of which are privately owned and others of which have significantly larger market capitalization than the Company. The Compensation Committee's goal is to maintain compensation programs that are competitive within the investment management and financial services industries. The Compensation Committee believes that the 2002 compensation levels disclosed in this report are reasonable and appropriate in light of the Company's performance and believes that the compensation programs of the Company well serve the interests of the Company's stockholders. The Compensation Committee intends to continue to emphasize programs that it believes positively affect stockholder value.

Waddell & Reed Financial, Inc. Compensation Committee
2002 Members

James M. Raines, Chairman
Jerry W. Walton

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ending December 31, 2002, none of the Company's executive officers served on the board of any entities whose directors or officers serve on the Company's Compensation Committee. No current or past executive officers of the Company serve on the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material as filed under the Securities Act or the Exchange Act.

        On April 26, 2000, the Board initially adopted an Audit Committee Charter setting out the audit related functions the Audit Committee is to perform. On March 11, 2003, the Board approved the amendment and restatement of the Audit Committee Charter in the form attached to this Proxy Statement as Appendix A. The functions of the Audit Committee are focused primarily on four areas:

  •
  The integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company;

  •
  The appointment, compensation and oversight of the Company's independent auditors, including reviewing the independence of the independent auditors;

  •
  The scope and performance of the Company's internal audit function; and

  •
  The Company's compliance with legal and regulatory requirements.

        Management is responsible for the adequacy of the Company's financial statements, internal controls and financial reporting processes. The independent auditors perform an independent audit of the Company's consolidated financial statements, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted auditing standards and issue a report thereon.

        The Audit Committee is responsible for monitoring and overseeing these processes. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management or the Company's independent auditors, nor can the Audit Committee independently guarantee that the Company's independent auditors are "independent" under applicable Securities and Exchange Commission (the "SEC") and the New York Stock Exchange rules. The Audit Committee meets with management periodically to consider the scope and adequacy of the Company's internal controls and the objectivity of its financial reporting and discusses these matters with the Company's independent auditors, appropriate Company financial personnel and the internal auditors. The Audit Committee meets semi-annually privately with both the independent and internal auditors, each of which has unrestricted access to the Audit Committee and can meet with the Audit Committee at any time upon their request. The Audit Committee is responsible for the appointment of the independent auditors and reviews periodically their performance and independence from management.

        In addition, the Audit Committee reviews the Company's financial statements and reports recommendations to the full Board for approval and to authorize action. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. In rendering this report, the Audit Committee has relied, without independent verification, on management's representations that the financial statements have been prepared in conformity with generally accepted accounting principles and on the representations of the Company's independent auditors included in their report on the Company's financial statements. However, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been performed in accordance with generally accepted auditing standards, or that the Company's independent auditors are in fact independent.

        In performing its oversight role, the Audit Committee reviewed the audited consolidated financial statements for the 2002 fiscal year and met and held discussions with management, the Company's internal auditors and KPMG LLP, the Company's independent auditors, to discuss those financial statements and the audit related thereto. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified, supplemented or amended, which includes among other items, matters related to the conduct of the audit of the Company's financial statements. The independent auditors also provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified, supplemented or amended, which relates to the auditors' independence from the Company and its related entities, and the Audit Committee discussed with the independent auditors their independence.

        Based on the Audit Committee's discussions with management, the internal auditors and the independent auditors, as described above, and upon its review of the representations of management and the report of the independent auditors, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the SEC.

        The Audit Committee has selected KPMG LLP to be employed as the Company's independent auditors to conduct the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by the Company with the SEC during the ensuing year. If the stockholders do not ratify the selection of KPMG LLP as the Company's independent auditors at the Company's 2003 annual meeting, the Audit Committee may reconsider its selection.

Waddell & Reed Financial, Inc. Audit Committee
2002 Members

Ronald C. Reimer, Chairman,
Robert L. Hechler
Dennis E. Logue
Jerry W. Walton

Summary Compensation Table

        The following table sets forth the compensation paid to the Chief Executive Officer and the other four most highly compensated executive officers (collectively, the "Named Executive Officers") of the Company for the three most recent fiscal years.

Long Term Compensation
Annual Compensation
Securities underlying Options/ SAR(#)
Name and Principal Position	Year	Salary($)		Bonus ($)(1)		Restricted Stock Awards $(2)		All other Compensation $(3)
Keith A. Tucker, Chairman & Chief Executive Officer	2002 2001 2000	$ $ $	800,016 800,016 800,016	$ $ $	1,200,000 0 1,000,000	$400,000 — —	291,566 328,542 1,271,995	$ $ $	376,942 380,244 436,403
Henry J. Herrmann, President & Chief Investment Officer	2002 2001 2000	$ $ $	800,000 800,000 700,000	$ $ $	1,080,000 0 1,150,000	$1,503,496 — —	291,370 371,292 701,648	$ $ $	377,407 380,709 353,574
Thomas W. Butch, Senior Vice President & Chief Marketing Officer	2002 2001 2000	$ $ $	320,000 320,000 320,000	$ $ $	340,000 120,000 225,000	$453,393 — —	4,785 64,792 58,686	$ $ $	9,494 8,672 132,293
John E. Sundeen, Jr., Senior Vice President, Chief Financial Officer & Treasurer	2002 2001 2000	$ $ $	300,000 300,000 300,000	$ $ $	399,877 163,463 262,546	$453,393 — —	0 109,513 100,346	$ $ $	8,960 7,940 8,242
Michael D. Strohm, Senior Vice President & Chief Operations Officer	2002 2001 2000	$ $ $	300,000 300,000 300,000	$ $ $	255,000 125,000 200,000	$438,385 — —	16,138 73,904 67,825	$ $ $	10,208 9,422 8,870

(1)
Includes for Mr. Sundeen, $59,877, $63,463 and $62,546 of bonus deferred as a portfolio manager under the Company's Portfolio Manager Deferred Compensation Plan, as amended, and distributed in 2002, 2001 and 2000, respectively. Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm received $400,000, $520,000, $60,000, $60,000 and $45,000, respectively, of their 2002 bonuses in restricted Class A common stock pursuant to the Company's EDC Plan, with Mr. Tucker's restricted stock to be awarded in March of 2003. The restrictions on the restricted stock awarded to Mr. Tucker will lapse in one-third increments annually beginning on March 17, 2005. Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm received $0, $0, $30,000, $50,000 and $25,000; and $300,000, $0, $75,000, $100,000 and $100,000, of their 2001 and 2000 bonuses, respectively, in Class A stock options pursuant to the Company's EDC Plan.

(2)
The value of the Class A restricted stock awarded in 2002 pursuant to the Stock Incentive Plan is based on the closing market price of the Class A stock on December 31, 2002 for Messrs. Tucker, Hermann, Butch, Sundeen and Strohm. The restrictions on the restricted stock award granted in 2002 to Messrs. Hermann, Butch, Sundeen and Strohm lapse in one-third increments annually beginning on December 31, 2004. Dividends on the restricted shares are paid directly to these individuals at the same rate dividends are paid on unrestricted shares. As of December 31, 2002, Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm owned 0, 76,436, 23,050, 23,050 and 22,287 shares, respectively, of restricted stock valued at $0, $1,503,496, $453,393, $453,393 and $438,385, respectively, (based on a year end closing price of $19.67 per share).

(3)
Included in the balance is (1) Company contributions to the Company 401(k) and Thrift Plan, as amended, a funded qualified contribution plan, for Messrs. Tucker, Herrmann, Butch, Sundeen and

  Strohm of $8,000 for 2002, $6,800 for 2001 and $6,800 for 2000 (except for Mr. Butch); (2) Company contributions to the Company Supplemental Executive Retirement Plan for Messrs. Tucker and Herrmann of $300,000 and $300,000, respectively, for 2002; $304,762 and $304,762, respectively, for 2001; and $361,201 and $277,867, respectively, for 2000; (3) additional premiums paid on life insurance policies for Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm of $3,100, $3,600, $1,494, $960 and $2,208, respectively, for 2002; $2,840, $3,340, $1,872, $1,140 and $2,622, respectively, for 2001; $2,560, $3,100, $1,308, $1,442 and $2,070, respectively, for 2000; (4) a payment of moving and relocation expenses of $130,985 for Mr. Butch in 2000; and (5) split dollar life insurance premiums of approximately $65,842 and $65,807 paid by the Company on behalf of Messrs. Tucker and Herrmann in each of 2002, 2001 and 2000. As of December 31, 2002, the actuarial value of the split dollar life insurance policy benefits payable to Messrs. Tucker and Herrmann is not in excess of the premiums previously paid by the Company.

Stock Option Grant Table

        The following table sets forth information concerning Class A common stock options granted to the Named Executive Officers during the fiscal year ending December 31, 2002.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)		Expiration Date	Grant Date Present Value ($)(2)
Keith A. Tucker	12,080 17,667 31,360 71,043 68,662 80,461 10,293	0.8% 1.2% 2.2% 4.9% 4.7% 5.5% 0.7%	$ $ $ $ $ $ $	18.00 18.00 18.00 18.00 18.00 18.00 18.00	12/15/09 03/03/09 01/30/08 12/17/08 12/11/09 03/05/08 12/09/10	$ $ $ $ $ $ $	67,527 98,759 175,302 397,130 383,821 449,777 57,538
Henry J. Herrmann	53,871 7,746 51,671 18,315 4,454 155,313	3.7% 0.5% 3.5% 1.3% 0.3% 10.7%	$ $ $ $ $ $	18.00 18.00 18.00 18.00 18.00 18.00	12/17/08 12/09/10 12/11/09 12/15/09 03/03/09 03/05/08	$ $ $ $ $ $	301,139 43,300 288,841 102,381 24,898 868,200
Thomas W. Butch	4,785	0.3%		$18.00	12/11/09		$26,748
John E. Sundeen, Jr.	0	0%		—	—		$0
Michael D. Strohm	1,752 607 6,579 7,200	0.2% 0.1% 0.4% 0.5%	$ $ $ $	18.00 18.00 18.00 18.00	09/26/07 12/17/06 12/17/08 03/05/08	$ $ $ $	9,794 3,393 36,777 40,248

(1)
All options granted in 2002 were restoration options granted on August 1, 2002 pursuant to the Stock Option Restoration Program ("SORP"), a restoration feature contained in the Company's equity-compensation plans allowing for the use of this feature on the first trading day of August of each year. A restoration option is an option granted when an optionee exercises a non-qualified stock option by making payment with previously owned Company Class A common stock (referred to herein as a "SORP Transaction"). A restoration option is granted for the number of shares exchanged for payment of the shares of common stock issued upon exercise of the non-qualified option, including payment of any federal and state income tax withholdings. The exercise price of a restoration option is equal to the market price of the Company's common stock on the date the restoration option is granted. Restoration options are exercisable six months from the grant date and have the same expiration date as the original non-qualified option exercised in the SORP Transaction, not to exceed a maximum term of ten years and two days from the grant date. All restoration options are non-qualified stock options and may contain the same restoration feature as described above.

(2)
All options were valued using the Black-Scholes option pricing model, resulting in a valuation of $5.59 per option. Assumptions used to determine that value included adjusted volatility of 40.82, a risk free rate of return based on a 4.71-year Treasury Strip of 3.51%, a dividend yield of 2.9% and a life of 4.96 years.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values Table

        The following table sets forth information for each of the Named Executive Officers with respect to Class A common stock acquired on exercise of stock options during fiscal 2002, any value realized therein, the number of unexercised options at the end of fiscal 2002 (exercisable and unexercisable) and the value of Class A stock options held at the end of 2002. The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (the exercise price for the option) for all options exercised, even though the executive may have actually received fewer shares as a result of the surrender of shares to pay the exercise price, or the withholding of shares to cover the tax liability associated with the option exercise. Accordingly, the "Value Realized" numbers do not necessarily reflect what the executive might receive, should he choose to sell the shares acquired by the option exercise, since the market price of the shares so acquired may at any time be higher or lower than the price on the exercise date of the option.

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
	Shares Acquired On Exercise (#)(1)				Value of Unexercised In-The-Money Options at Fiscal Year End ($)(2)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Keith A. Tucker	339,674	$1,210,440	1,387,535	1,288,762	$719,176	$4,754,452
Henry J. Herrmann	321,809	$823,444	887,509	887,212	$592,228	$1,562,414
Thomas W. Butch	5,000	$5,833	23,218	115,045	$14,183	$22,174
John E. Sundeen, Jr.	0	$0	210,718	128,191	$441,249	$56,734
Michael D. Strohm	18,620	$68,201	86,031	139,329	$183,136	$69,501

(1)
This column reflects the number of shares underlying options exercised in the Company's SORP in fiscal year 2002. Pursuant to the terms of the SORP, the actual number of shares received by each executive after taking into account the shares surrendered to cover the exercise price and tax liability, if any, for Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm were 48,108, 27,829, 215, 0 and 2,482 shares, respectively.

(2)
The value of unexercised in-the-money options equals the difference between the closing price of the Class A common stock at fiscal year end and the option's exercise price, multiplied by the number of shares underlying the options. The closing price of the Class A common stock on December 31, 2002 was $19.67.

Pension Programs

        The Company sponsors the Waddell & Reed Financial, Inc. Retirement Income Plan (the "Pension Plan"), a non-contributory pension plan, and the Waddell & Reed Financial, Inc. Supplemental Executive Retirement Plan (the "SERP"), a non-qualified deferred compensation plan, covering eligible employees. The SERP provides certain benefits for Company officers that the Pension Plan is prevented from providing because of compensation and benefit limits in the Code.

        The Pension Plan is a tax-qualified, non-contributory pension plan that covers all eligible employees of the Company who are 21 years of age or older and have one or more years of credited service. Benefits under the plan are determined by multiplying the participant's highest earning average in any five consecutive years during the last ten years of service before retirement by a percentage equal to 2% for each year of credited service up to 30 years and by 1% for each additional year of service in excess of 30 years, for a maximum of ten years, and then reducing that result by a social security offset. Earnings for purposes of the plan do not include bonuses, commissions (other than for Regional Vice Presidents and Division/District Managers), directors' fees, expense reimbursements, employer contributions to retirement plans, deferred compensation or any amounts in excess of $200,000 per year (as adjusted). Benefits under the Pension Plan vest 100% after five years. Upon the participant's retirement, benefits under the Pension Plan are payable as an annuity or in a lump sum. In fiscal year 2002, covered compensation was $8,000 for Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm. Messrs. Tucker, Herrmann, Butch, Sundeen and Strohm are credited with 11, 29, 3, 17 and 26 years of service, respectively, under the Pension Plan.

        The following table shows the estimated annual retirement benefits that would be payable to participants in 2002 with varying salary ranges and years of service. The benefits shown are offset for Social Security deductions and calculated on the basis of payments for the life of a participant who is 65 years of age.

Waddell & Reed Financial, Inc. Retirement Income Plan*

	Years of Credited Service
Remuneration
	15	20	25	30	35
200,000	$43,000	$57,000	$72,000	$86,000	$93,000
250,000	$43,000	$57,000	$72,000	$86,000	$93,000
300,000	$43,000	$57,000	$72,000	$86,000	$93,000
350,000	$43,000	$57,000	$72,000	$86,000	$93,000
400,000	$43,000	$57,000	$72,000	$86,000	$93,000
500,000	$43,000	$57,000	$72,000	$86,000	$93,000

*
The remuneration specified in the table consists of base salary to the extent of $200,000. Benefits paid under a qualified deferred benefit plan that does not operate in conjunction with a defined benefit supplementary or excess pension award plan were limited by law in 2002 to $200,000 per year.

        The SERP was adopted to supplement the annual pension paid to certain senior executive officers under the Pension Plan. Currently, Messrs. Tucker and Herrmann are the only eligible participants of the SERP. Each calendar year, the Compensation Committee credits participants' SERP accounts with (1) an amount equal to four percent of his or her compensation (including base salary and bonus, if any), less the amount of any employer matching contribution made on the participant's behalf under the Company's 401(k) plan, and (2) a non-formula award, as determined by the Compensation Committee in its discretion. Additionally, each calendar year, participants' accounts are credited (or charged) with an amount equal to the performance of certain hypothetical or investment vehicles since the last preceding year. Upon a participant's retirement, benefits accumulated under the SERP are payable as an annuity or in a lump sum. As of December 31, 2002, Messrs. Tucker and Herrmann had $1,293,185 and $1,102,133 accrued in their SERP accounts, respectively.

Equity Compensation Plan Information

        The following table provides information with respect to shares of the Company's Class A common stock that may be issued under the Company's existing equity compensation plans as of December 31, 2002, including the Stock Incentive Plan, the EDC Plan and the NED Plan. No shares are reserved for issuance under the Executive Incentive Plan as stock options and restricted stock awards granted under that plan are issued pursuant to, and exclusively from shares reserved for issuance under, the EDC Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Stock Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity-Compensation Plans Approved by Security Holders	16,964,751	(1)	$24.77	12,657,405	(2)
Equity-Compensation Plans Not Approved by Security Holders	N/A		N/A	N/A
Total	16,964,751		$24.77	12,657,405

(1)
Does not include 276,900, 38,698 and 0 shares of restricted stock issued under the Stock Incentive Plan, the EDC Plan and the NED Plan, respectively, on December 31, 2002.

(2)
Includes 9,555,316, 2,031,372 and 754,119 shares that may be issued in the form of restricted stock under the Stock Incentive Plan, the EDC Plan and the NED Plan, respectively.

New Plan Benefits Tables

        The Compensation Committee and the Board, as applicable, in their discretion determine awards granted under the Stock Incentive Plan, and therefore, the Company is unable to determine the awards that will be granted in the future under the Stock Incentive Plan. The following table sets forth the amount of stock options and restricted stock awards that were awarded to the Named Executive Officers and the specified groups of individuals during the fiscal year ending December 31, 2002 under this plan.

Stock Incentive Plan

Name and Position	Number of Stock Options	Dollar Value of Stock Options (1)	Shares of Restricted Stock	Dollar Value of Restricted Stock (2)
Keith A. Tucker, Chairman & Chief Executive Officer	230,459	$4,148,262	0	$0
Henry J. Herrmann, President & Chief Investment Officer	268,601	$4,834,818	76,436	$1,503,496
Thomas W. Butch, Senior Vice President & Chief Marketing Officer	4,785	$86,130	23,050	$453,393
John E. Sundeen, Jr., Senior Vice President, Chief Financial Officer & Treasurer	0	$0	23,050	$453,393
Michael D. Strohm, Senior Vice President & Chief Operations Officer	16,138	$290,484	22,287	$438,385
All current executive officers as a group (5 people)	552,029	$9,936,522	130,000	$2,557,100
All current non-employee directors (6 people)	455,980	$8,207,640	0	$0
All employees except current executive officers (51 people)	205,228	$3,694,104	146,900	$2,889,523

(1)
The dollar value of stock options presented represents the number of stock options multiplied by the applicable stock option's exercise price. All stock options were granted with an exercise price equal to the fair market value of the Company's common stock on the grant date.

(2)
The dollar value of restricted stock represents the aggregate fair market value of the Company's common stock on the applicable grant date multiplied by the number of shares of restricted stock.

        The Compensation Committee in its discretion determines awards granted under the EDC Plan and the Executive Incentive Plan, and therefore, the Company is unable to determine the awards that will be granted in the future under such plans. The following table sets forth the amount of stock options and restricted stock awards that were awarded to the Named Executive Officers and the specified groups of individuals during the fiscal year ending December 31, 2002 under these plans. No shares are reserved for issuance under the Executive Incentive Plan as stock options and restricted stock awarded under that plan are issued pursuant to, and exclusively from shares reserved for issuance under, the EDC Plan. Accordingly, all stock options and restricted stock awards granted under the Executive Incentive Plan in 2002 are included in the table set forth below.

EDC Plan

Name and Position	Number of Stock Options	Dollar Value of Stock Options (1)	Shares of Restricted Stock	Dollar Value of Restricted Stock (2)
Keith A. Tucker, Chairman & Chief Executive Officer	61,107	$1,099,926	0	$0
Henry J. Herrmann, President & Chief Investment Officer	22,769	$409,842	26,436	$520,000
Thomas W. Butch, Senior Vice President & Chief Marketing Officer	0	$0	3,050	$60,000
John E. Sundeen, Jr., Senior Vice President, Chief Financial Officer & Treasurer	0	$0	3,050	$60,000
Michael D. Strohm, Senior Vice President & Chief Operations Officer	0	$0	2,287	$45,000
All current executive officers as a group (5 people)	83,876	$1,509,768	36,221	$712,500
All current non-employee directors (1 people)	128,468	$2,312,424	0	$0
All employees except current executive officers (2 people)	0	$0	2,477	$48,750

(1)
The dollar value of stock options presented represents the number of stock options multiplied by the applicable stock option's exercise price. All stock options were granted with an exercise price equal to the fair market value of the Company's common stock on the grant date.

(2)
The dollar value of restricted stock represents the aggregate fair market value of the Company's common stock on the applicable grant date multiplied by the number of shares of restricted stock.

Performance Graph

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this section entitled "Performance Graph" shall not be incorporated by reference into any future filings, and shall not be deemed soliciting material or filed under the Securities Act or the Exchange Act.

        The following graph compares the cumulative total stockholder return on the Company's Class A common stock from March 5, 1998 (the date the Company became a public company) through December 31, 2002, with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the SNL Investment Adviser Index. The SNL Investment Adviser Index is a composite of twenty-one publicly traded asset management companies prepared by SNL Financial, Charlottesville, Virginia. The graph assumes the investment of $100 in the Class A common stock and in each of the two indices on March 5, 1998, with all dividends being reinvested. The initial public offering price of the Company's Class A common stock was $15.3333 per share (as adjusted for stock splits). The stock price performance on the graph is not necessarily indicative of future price performance.

Comparison of Cumulative Total Return for the Period Ended December 31, 2002*
Waddell & Reed Financial, Inc.

	Period Ending
Index
	03/05/98	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Waddell & Reed Financial, Inc.	100.00	91.19	106.91	225.53	195.29	121.98
S&P 500	100.00	120.18	145.47	132.22	116.51	90.65
SNL Investment Adviser Index	100.00	87.02	95.11	151.86	135.98	103.12

*
Cumulative Total Return assumes an initial investment of $100 on March 5, 1998 and the reinvestment of all dividends for the fiscal year ended December 31, 2002.

Security Ownership of Management

        The following table sets forth information regarding beneficial ownership of the Company's Class A common stock by each of its current directors, the Named Executive Officers and by all of the current directors and executive officers as a group as of March 21, 2003. As used in this Proxy Statement, "beneficially owned" means the sole or shared power to vote or direct the voting of a security and the sole or shared power to dispose or direct the disposition of a security.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned Directly(1)(3)	Number of Shares Beneficially Owned Indirectly(2)(4)	Percent of Class
Thomas W. Butch	41,712	—	*
Robert L. Hechler(5)	1,200,949	—	1.5%
Henry J. Herrmann	—	1,227,705	1.5%
Alan W. Kosloff	5,000	—	*
Dennis E. Logue	8,035	—	*
James M. Raines	30,026	—	*
Ronald C. Reimer	6,152	—	*
William L. Rogers	41,753	—	*
Michael D. Strohm	108,412	—	*
John E. Sundeen, Jr.	180,660	—	*
Keith A. Tucker	—	3,521,954	4.3%
Jerry W. Walton	19,870	—	*
Robert J. Williams, Jr.	195,532	—	*
**All Directors, Nominees and Executive Officers as a group (13 persons)	1,838,101	4,749,659	7.9%

*
Denotes less than 1%.

(1)
Includes shares that are subject to presently exercisable Class A stock options and options exercisable within sixty days as follows: for Thomas W. Butch, 9,785 shares; for Robert L. Hechler, 536,448 shares; for Alan W. Kosloff, 0 shares; for Dennis E. Logue, 0 shares; for James M. Raines, 15,843 shares; for Ronald C. Reimer, 0 shares; for William L. Rogers, 24,775 shares; for Michael D. Strohm, 68,631 shares; for John E. Sundeen, Jr., 109,050 shares; for Jerry W. Walton, 0 shares; for Robert J. Williams, Jr., 120,208 shares; and for all directors, executive officers and nominees as a group, 3,075,601 shares.

(2)
Indirect beneficial ownership includes shares (a) owned by the director, executive officer or spouse as trustee of a trust or executor of an estate, (b) owned by the director or executive officer in a personal corporation or (c) owned by the director or executive officer in a retirement plan. Indirect beneficial ownership excludes 1,254, 3,105 and 26,391 Class A shares for the accounts of Thomas W. Butch, Michael D. Strohm and Keith A. Tucker, respectively, in the Company 401(k) and Thrift Plan as of February 28, 2003.

(3)
Includes unvested shares of restricted Class A common stock granted under the Stock Incentive Plan of 23,050, 76,436, 5,000, 7,635, 9,224, 5,152, 5,349, 22,287, 23,050, 72,284, 15,370 and 41,343 shares for Messrs. Butch, Herrmann, Kosloff, Logue, Raines, Reimer, Rogers, Strohm, Sundeen, Tucker, Walton and Williams, respectively.

(4)
Indirect beneficial ownership includes shares owned by personal trusts that are subject to presently exercisable Class A stock options and options exercisable within sixty days of 440,879 and 1,749,982 shares for Messrs. Herrmann and Tucker, respectively.

(5)
Mr. Hechler is retiring from the Board effective April 30, 2003.

PROPOSAL NO. 2

AMENDMENT OF WADDELL & REED FINANCIAL, INC. 1998 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED, RELATING TO PERFORMANCE MEASURES TO ENTITLE THE COMPANY TO ADDITIONAL TAX DEDUCTIONS WITH RESPECT TO RESTRICTED STOCK AND DEFERRED STOCK AWARDS TO COVERED EMPLOYEES WITHIN THE MEANING OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

General

        The Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan"), was originally established in 1998 with 13,000,000 shares of Class A common stock available for issuance. In 2000, the number of shares of Class A common stock available for issuance under the Stock Incentive Plan was increased to 20,000,000, which became 30,000,000 as a result of the 3-for-2 stock split effected later that year.

        Through December 31, 2002, the Company had granted stock options and restricted stock for 15,140,765 and 276,900 shares of Class A common stock, respectively, under the Stock Incentive Plan and as of December 31, 2002, there remained 9,555,316 shares of Class A common stock available for awards under the Stock Incentive Plan. No stock appreciation rights or deferred stock have been granted under the plan. As of March 19, 2003, the aggregate market value of the Company's Class A common stock subject to outstanding options and restricted stock granted under the Stock Incentive Plan was $276,470,367 and $5,056,194, respectively.

        The Board is seeking stockholder approval of the amendment to the Stock Incentive Plan to comply with Section 162(m) of the Code and thereby entitle the Company to additional federal income tax deductions with respect to restricted stock and deferred stock awards to the Chief Executive Officer and the next four highest compensated officers of the Company (and those individuals likely to become one of the five highest compensated officers in the foreseeable future) (collectively, referred to herein as "Covered Employees").

        FAILURE OF THE STOCKHOLDERS TO APPROVE THIS PROPOSAL WILL NOT AFFECT THE RIGHTS OF EXISTING HOLDERS OR THE AWARDS PREVIOUSLY GRANTED UNDER THE STOCK INCENTIVE PLAN.

Purpose of Amendment

        The amendment to the Stock Incentive Plan is being submitted to the stockholders for approval to comply with Section 162(m) of the Code. Section 162(m) generally limits the deductibility of compensation paid to certain executives to $1 million per year. Specifically, Section 162(m) applies to the Chief Executive Officer of the Company as of the close of the taxable year and to the next four highest compensated officers of the Company for the taxable year. Performance-based compensation is not subject to Section 162(m) of the Code. Compensation in the form of restricted stock or deferred stock awards qualifies as performance-based if it is payable on account of performance and satisfies certain other requirements, one of which is that the material terms of the performance goals for which the compensation is to be paid are approved by the stockholders of the company.

        We are seeking stockholder approval of the proposed amendment relating to performance measures of the Stock Incentive Plan to entitle the Company to additional tax deductions for restricted stock and deferred stock performance awards to Covered Employees, without regard to the $1 million deductibility limit under Section 162(m) of the Code. If the proposed amendment is approved, the Company may at its election grant Covered Employees performance-based restricted stock and deferred stock awards without being subject to the $1 million deduction limit set forth in Section 162(m) of the Code.

Summary

        A summary of the principal features of the Stock Incentive Plan, as proposed to be amended, is provided below, but is qualified in its entirety by reference to the full text of the Stock Incentive Plan, together with the First Amendment and the proposed Second Amendment to the Stock Incentive Plan, set forth as Appendix B to this Proxy Statement. Stockholders are being requested to approve only the Second Amendment to the Stock Incentive Plan attached in Appendix B.

        Administration.    The Compensation Committee of the Board administers the Stock Incentive Plan, except for the limited discretion reserved to the full Board with respect to the formula and non-formula-based awards of stock options and restricted stock to the outside directors, as described below in "Director Stock Options and Restricted Stock." Under the plan, the Compensation Committee has the authority to grant stock options, stock appreciation rights ("SARs"), restricted stock and deferred stock. In particular, the Compensation Committee has the authority to select the individuals to whom awards are granted, to grant any combination of awards to participants and to determine the terms and conditions of any awards, subject to the provisions of the Stock Incentive Plan.

        Stock Subject to the Plan.    The total number of shares of Class A common stock reserved for issuance under the Stock Incentive Plan is 30,000,000. If any shares that have been optioned cease to be subject to the option, or if any shares subject to restricted stock or deferred stock awards are forfeited or such awards otherwise terminate, such shares are returned to the pool of shares reserved for issuance under the plan. In the case of options exercised with payment in common stock under the "stock option restoration program" (described in section 5(n) of the Stock Incentive Plan), the number of shares of common stock transferred by the optionee in payment of the exercise price, plus the number of shares withheld to cover any applicable taxes, are netted against the number of shares issued to the optionee in the exercise, and only the net number of shares is charged against the 30,000,000 shares reserved for issuance.

        In the event of a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure that affects the Company's Class A common stock, the appropriate adjustment will be made to (1) the aggregate number of shares reserved for issuance under the plan, (2) the number and option price of shares subject to outstanding stock options under the plan, (3) the number of shares subject to restricted stock or deferred stock granted under the plan, (4) the aggregate number of shares granted in the annual formula-based award to outside directors of the Company and (5) the aggregate number of awards permitted to be granted to a participants in any calendar year.

        Eligibility.    The officers, directors, key employees and consultants of the Company that contribute to the management, growth or profitability of the Company are all eligible to participate in the Stock Incentive Plan. Currently, there are approximately three hundred individuals eligible to receive awards under the plan.

        Performance Awards.    Currently under the Stock Incentive Plan, the Compensation Committee may grant performance-based stock options and stock appreciation rights ("SARs") to Covered Employees without the Company being subject to the $1 million deductibility limit under Section 162(m) of the Code. Stock option and SAR awards qualify as performance-based compensation if the option price (in the case of a stock option award) or the base price (in the case of an SAR award) is at least equal to the fair market value of the Company's Class A common stock on the date of award.

        As proposed and subject to stockholder approval, the Compensation Committee may grant performance-based restricted stock and deferred stock awards to Covered Employees without being subject to the $1 million deductibility limit under Section 162(m) of the Code. Restricted stock and deferred stock awards to Covered Employees qualify as performance-based compensation if the payment of such awards are contingent on the achievement of one or more of the pre-established performance goals set forth below. In accordance with Section 162(m) of the Code, the Compensation Committee will use one or more of the following business criteria (including or excluding extraordinary and/or non-recurring items to be determined by the Compensation Committee in advance) in establishing performance goals for restricted stock and deferred stock awards: earnings per share; increase in revenues; increase in cash flow; increase in cash flow return; return on net assets; return on assets; return on investment; return on capital; return on equity; economic value added; operating margin; contribution margin; net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; operating income; total stockholder return; debt reduction; and any of the above goals determined on an absolute or relative basis, or as adjusted in any manner which may be determined in the discretion of the Compensation Committee, or as compared to the performance of a published or special index deemed applicable by the Compensation Committee. This index may include the Standard & Poor's 500 Stock Index or a group of competitor companies (including the SNL Investment Adviser Index, as set forth in the "Performance Graph" contained in this Proxy Statement). Performance goals for restricted stock and deferred stock awards will be established by the Compensation Committee no later than ninety days (or, if earlier, the passage of 25% of the performance period) after the beginning of any performance period applicable to such performance awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code. Achievement of performance goals in respect of restricted stock and deferred stock performance awards are measured over a performance period of up to ten years, as specified by the Compensation Committee. The Compensation Committee is responsible for determining whether the performance goals have been met. As set forth in the proposed amendment, if the stockholders do not approve the Second Amendment to the Stock Incentive Plan, the Board will amend the Stock Incentive Plan to prohibit Covered Employees from receiving restricted stock and deferred stock awards after April 30, 2003, the date of the annual meeting.

        The Compensation Committee may accelerate, waive or modify any term or condition of a performance award that is not mandatory under the plan, except to the extent such acceleration, waiver or modification would cause a performance award not to comply with Section 162(m) of the Code.

        Limits.    Generally, employees may not receive under the Stock Incentive Plan awards of stock options or SARs relating to more than 3,750,000 shares, or restricted stock or deferred stock relating to more than 1,250,000 shares, in any calendar year.

        Stock Options for Employees and Consultants.    Both incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") may be granted under the Stock Incentive Plan. Subject to the provisions of the Stock Incentive Plan, the Compensation Committee determines the exercise price, the terms of exercise and other conditions of stock options; provided, that, such exercise price may not be less than the fair market value of the Company's Class A common stock on the date of grant.

        Stock options may be exercised in whole or in part at any time during the option period, by giving notice of exercise to the Company specifying the number of shares to be purchased. Shares of Class A common stock will be issued pursuant to the exercise of a stock option only upon the Company's receipt of the full payment price of the exercised shares. The Compensation Committee will determine the acceptable forms of payment for the exercise of stock options, including permitting "cashless exercises." The Compensation Committee may include in the grant of any NQSO a "stock option restoration feature" whereby if an optionee exercises a NQSO on a designated date by making payment with previously owned common stock of the Company, an additional NQSO will automatically be granted to the optionee (referred to herein as a "Restoration Option") for the number of shares exchanged in payment of the NQSO. The exercise price of the Restoration Option is equal to the fair market value of the Company's common stock on the date the NQSO is exercised. A Restoration Option is exercisable six months from the date of grant and has the same expiration date as the original NQSO not to exceed ten years and two days from the date of grant.

        The Compensation Committee has authority to grant to any eligible participant NQSOs, ISOs or both types of stock options, however, ISOs can only be issued to employees. In order for a stock option to qualify as an ISO, it must meet certain federal tax requirements. Under current law, these requirements include limits on the value of ISOs that may become exercisable for the first time by a participant during any calendar year.

        Outside Director Stock Options and Restricted Stock.    The Stock Incentive Plan provides that the Board may award stock options and restricted stock on a formula and non-formula basis to outside directors of the Company. All stock options granted to outside directors of the Company under the plan must be NQSOs. The plan provides for (1) formula-based awards each calendar year to the outside directors, consisting of either 4,500 stock options or 1,500 shares of restricted stock, as the Board determines in its discretion, and (2) non-formula-based awards of stock options or restricted stock to the outside directors in such amounts, and at such times, as determined by the Board in its discretion. Formula-based option awards must have an exercise price equal to the fair market value of the Company's Class A common stock and become fully exercisable six months after the date of grant and remain exercisable for a term of ten years and two days from the date of grant. Non-formula-based option awards have an exercise price as determined by the Board, provided, that, such exercise price must be at least 75% of the fair market value of the Company's common stock, and such options may not vest until six months after the date of grant and have an option term as determined by the Board. The Board sets the exercise price, if any, of restricted stock and the times such restricted stock is subject to forfeiture in its discretion. Restrictions on restricted stock awards lapse in one-third increments on each of the second, third and fourth anniversaries of the grant date.

        Outside director stock options may be exercised in whole or in part at any time during the option period, by giving notice of exercise to the Company specifying the number of shares to be purchased. Shares of Class A common stock will be issued pursuant to the exercise of a stock option only upon the Company's receipt of the full payment price of the exercised shares. The Compensation Committee determines the acceptable forms of payment for the exercise of stock options, including permitting "cashless exercises."

        Outside director stock options are not transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit transfers that do not result in accelerated taxation and that are otherwise appropriate and desirable. Upon termination of a participant's status as an outside director, any stock options held by such outside director immediately vest and the restrictions on restricted stock held by such outside director immediately lapse. Currently, the Company has seven outside directors eligible to receive stock options and restricted stock awards under the Stock Incentive Plan.

        Stock Appreciation Rights.    SARs may be granted in conjunction with the grant of stock options under the plan. Upon the exercise of a SAR, optionees are entitled to receive an amount in cash or Class A common stock of the Company equal in value to the increase in the value of the shares covered by the SAR since the date of grant. The Compensation Committee determines the times and conditions under which SARs may be exercised, subject to the provisions of the Stock Incentive Plan.

        Restricted Stock.    Restricted stock may be granted either alone or in addition to other awards granted under the plan. The Compensation Committee determines who is eligible to receive restricted stock awards, the number of shares awarded, the exercise price, if any, of such shares, the terms of forfeiture and transferability, and all other conditions of restricted stock awards. The Compensation Committee may waive or accelerate any restrictions placed on restricted stock awards in its discretion.

        Deferred Stock Awards.    Deferred stock may be granted either alone or in addition to other awards granted under the plan. The Compensation Committee determines who is eligible to receive deferred stock awards, the number of shares awarded, the vesting period of such shares and all other conditions of deferred stock awards. The Compensation Committee may waive or accelerate the vesting period of any deferred stock award in its discretion.

        Amendment and Termination.    The Board may at any time amend or discontinue the Stock Incentive Plan and the Compensation Committee may at any time amend or cancel outstanding awards under the plan. However, no such actions may be taken that would adversely affect the rights of any participant under an outstanding stock option, SAR, restricted stock award or deferred stock award under the plan without their consent. Amendments to the Stock Incentive Plan are subject to stockholder approval to the extent required by Rule 16b-3 of the Exchange Act, Section 162(m) of the Code, the exchange listing requirements or other regulatory requirements. The Stock Incentive Plan expires March 1, 2008, except that any awards granted prior to that time survive for the term established in the grant.

        Change of Control.    The Stock Incentive Plan provides that in the event of a "change of control" of the Company by reason of merger or other business combination, unless otherwise determined by the Compensation Committee prior to such change of control, or in the event of a "potential change of control" (as defined in Section 13 of the Stock Incentive Plan), (1) all stock options and SARs become immediately exercisable, (2) the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards lapse and the shares in question fully vest, and (3) the value of awards, to the extent determined by the Compensation Committee, will be settled on the basis of the highest price paid (or offered) during the preceding sixty-day period, as determined by the Compensation Committee. In the sole discretion of the Compensation Committee, such settlements may be made in cash or in stock, as necessary to effect the change of control. In addition, at any time prior to or after a change of control, the Compensation Committee may accelerate awards and waive conditions and restrictions on any awards. Generally, if an optionee's status as an employee, consultant or outside director of the Company terminates by reason of or within three months following a merger or other business combination resulting in a change of control, the Stock Incentive Plan provides that such optionee's stock options will terminate upon the later of (1) six months and one day after the merger or business combination, (2) ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred and (3) the expiration of the stated term of such stock option or director stock option.

Federal Income Tax Consequences

        Incentive Stock Options.    Income is not recognized by a participant for federal income tax purposes upon the grant or exercise of an ISO. However, the excess of the fair market value of shares received upon the exercise of an ISO over the option price for such shares is an item of adjustment for the optionee for purposes of the alternative minimum tax. Generally, the optionee's basis in the shares received upon the exercise of a ISO is equal to the exercise price of such shares. If the optionee holds such shares for at least one year after exercise and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale of the shares equal to the excess of the amount realized on such sale over the exercise price. Generally, if the shares are not held for that period of time, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares. Any additional gain realized by the optionee upon such disposition will be a capital gain.

        Generally, the Company is not entitled to a deduction upon the exercise of an ISO by an optionee. However, if the optionee disposes of such shares less than one year following exercise or two years after grant of the option, the Company may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

        Non-Qualified Stock Options.    Income is not recognized by a participant for federal income tax purposes upon the grant of a NQSO. Upon exercise of a NQSO, the optionee recognizes income equal to the excess of fair market value of the shares received over the exercise price. The income recognized upon the exercise of a NQSO will be considered compensation subject to withholding. The Company receives a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

        Generally, the optionee's basis in the shares received upon the exercise of a NQSO is equal to the exercise price of such shares plus any income recognized by the optionee upon exercise of the NQSO. If an optionee thereafter sells the shares acquired, any amount realized over the basis of such shares will constitute capital gain to the optionee for federal income tax purposes.

        Stock For Stock Exercise.    If an optionee uses already owned common stock of the Company to pay the exercise price for shares under an option, generally, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price is considered received in a nontaxable exchange. The optionee has a carryover basis with respect to those shares received that are equal in number to the shares surrendered as payment. The optionee's basis in the additional shares received is equal to any amount included in the optionee's gross income (i.e., from the exercise of a NQSO), plus any cash paid for such shares. The optionee has a carryover holding period with respect to those shares received that are equal in number to the shares surrendered as payment. The holding period of any additional shares received begins on the date that the option is exercised.

        The resulting tax consequences vary if such already owned shares are "statutory option stock" (acquired or exercise of an ISO), and such statutory option stock has not been held by the optionee for the applicable holding period referred to in Section 424(c)(3)(A) of the Code. If the stock used to pay the exercise price of an ISO is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock is a disqualifying disposition described in Section 421(b) of the Code, which results in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the option covering such stock was exercised over the option price of such stock.

        Restricted Stock.    Income is not recognized by a holder of restricted stock for federal income tax purposes upon the grant of restricted stock until the first taxable year in which the stock is either transferable or no longer subject to a substantial risk of forfeiture, whichever is earlier. At that time, the holder recognizes income equal to the excess of the fair market value of the shares received with respect to which the restrictions have lapsed (with such value determined as of the date the stock became transferable or no longer subject to a substantial risk of forfeiture) over the price paid, if any, for such restricted stock. Such income is considered compensation subject to withholding.

        A holder of restricted stock may make an election under Section 83(b) of the Code to include in income in the year the restricted stock is issued the excess of fair market value of the shares received over the price paid for the restricted stock. This election must be made within thirty days after the restricted stock is transferred to the holder. In the event the election is made and the restricted stock is later forfeited, the holder is not allowed a deduction with respect to the restricted stock forfeited.

        Under the terms of the Stock Incentive Plan, the holder of restricted stock is entitled to dividends paid in cash to the same extent as if the stock were not subject to any restrictions. Dividends paid in cash will constitute ordinary income. Under the terms of the plan, dividends paid in stock are subject to the same restrictions as the underlying stock with respect to which the dividends were issued and are taxed in the same manner as such underlying stock.

        Generally, the Company is entitled to a deduction in the year the holder of restricted stock recognizes income therefrom, and in an amount equal to the amount of income recognized by such holder.

        Stock Appreciation Rights.    Upon exercise of an SAR, the optionee may receive shares of stock or cash. If the optionee receives cash, he or she has ordinary income in an amount equal to the cash received. If the optionee receives stock, he or she has ordinary income in an amount equal to the fair market value of the stock received. The Company is generally entitled to a corresponding deduction when the optionee recognizes compensation income.

        Deferred Stock Awards.    Income is not recognized by a recipient of deferred stock until the first taxable year in which the stock is actually issued to the employee, and is either transferable or no longer subject to a substantial risk of forfeiture, whichever is earlier. At that time, the recipient recognizes income equal to the then-current fair market value of the common stock. Such income is considered compensation subject to withholding.

        Under the terms of the Stock Incentive Plan, cash dividends may be paid to recipients of deferred stock. Dividends paid in cash constitute ordinary income and are taxable in the year received. Under the terms of the plan, dividends may be deferred and deemed to be reinvested. Dividends that are deferred are accorded the same treatment as the underlying deferred stock award.

        Generally, the Company is entitled to a deduction each year in which the holder of the deferred stock award recognizes income, and in an amount equal to the amount of income recognized.

        Performance-Based Compensation.    Performance-based awards granted to Covered Employees are intended to comply with the "qualified performance-based compensation" rules under Section 162(m)(4)(C) of the Code, so that the Company will generally obtain a full deduction for federal income tax purposes for the income recognized by the Covered Employee on exercise of such awards. The Compensation Committee (which is comprised solely of outside directors) administers such grants.

        THE ABOVE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES DOES NOT PURPORT TO BE COMPLETE. The preceding discussion is only a general summary of the federal income tax consequences concerning the Stock Incentive Plan and does not address other taxes or state, local or foreign taxes. It is based on current law and current IRS interpretations of the law, which are subject to change at any time. The Company has not requested an IRS ruling on any tax issues concerning the Stock Incentive Plan and does not plan to do so. In some cases, existing IRS rulings and regulations do not provide complete guidance. Participants are advised to consult their own tax advisors regarding the tax effects of their participation in the Stock Incentive Plan.

        In considering whether to vote for approval of the amendment to the Stock Incentive Plan, you should be aware that the executive officers of the Company have received, and in the future will receive, grants under this plan. Failure of the stockholders to approve this proposal will not affect the rights of existing holders or the awards previously granted under the Stock Incentive Plan. If the stockholders do not approve the proposed amendment, the Board will amend the Stock Incentive Plan to prohibit Covered Employees from receiving restricted stock and deferred stock awards after April 30, 2003.

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE WADDELL & REED FINANCIAL, INC. 1998 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED, RELATING TO PERFORMANCE MEASURES TO ENTITLE THE COMPANY TO ADDITIONAL TAX DEDUCTIONS WITH RESPECT TO RESTRICTED STOCK AND DEFERRED STOCK AWARDS TO COVERED EMPLOYEES WITHIN THE MEANING OF SECTION 162(M) OF THE CODE.

PROPOSAL NO. 3

AMENDMENT OF WADDELL & REED FINANCIAL, INC. 1998 EXECUTIVE DEFERRED COMPENSATION STOCK AWARD PLAN, AS AMENDED AND RESTATED, RELATING TO PERFORMANCE MEASURES TO ENTITLE THE COMPANY TO ADDITIONAL TAX DEDUCTIONS WITH RESPECT TO RESTRICTED STOCK AWARDS TO COVERED EMPLOYEES WITHIN THE MEANING OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

General

        The Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, (the "EDC Plan") was originally established in 1998 with 2,500,000 shares of Class A common stock available for issuance, which became 3,750,000 as a result of the 3-for-2 stock split effected in 2000.

        Through December 31, 2002, the Company had issued options and restricted stock for 1,436,410 and 38,698 shares of the Company's Class A common stock, respectively, under the EDC Plan and as of December 31, 2002, there remained 2,032,372 shares of Class A common stock available for issuance under the EDC Plan. As of March 19, 2003, the aggregate market value of the Company's Class A common stock subject to outstanding options and restricted stock granted under the EDC Plan was $26,228,847 and $706,625, respectively.

        The Board is seeking stockholder approval of the amendment to the EDC Plan to comply with Section 162(m) of the Code and thereby entitle the Company to additional federal income tax deductions with respect to restricted stock awards to the Chief Executive Officer and the next four highest compensated officers of the Company for each taxable year (and those individuals likely to become one of the five highest compensated officers in the foreseeable future) (collectively, referred to as "Covered Employees").

        FAILURE OF THE STOCKHOLDERS TO APPROVE THIS PROPOSAL WILL NOT AFFECT THE RIGHTS OF EXISTING HOLDERS OR THE STOCK OPTIONS OR SHARES OF RESTRICTED STOCK PREVIOUSLY ISSUED UNDER THE EDC PLAN.

Purpose of Amendment

        The amendment to the EDC Plan is being submitted to the stockholders for approval to comply with Section 162(m) of the Code. Section 162(m) generally limits the deductibility of compensation paid to certain executives to $1 million per year. Specifically, Section 162(m) applies to the Chief Executive Officer of the Company as of the close of the taxable year and to the next four highest compensated officers of the Company for the taxable year. Performance-based compensation is not subject to Section 162(m) of the Code. Compensation in the form of restricted stock qualifies as performance-based compensation if it is payable on account of performance and satisfies certain other requirements, one of which is that the material terms of the performance goals for which the compensation is to be paid are approved by the stockholders of the company.

        We are seeking stockholder approval of the proposed amendment relating to performance measures of the EDC Plan to entitle the Company to additional tax deductions for restricted stock performance awards to Covered Employees, without regard to the $1 million deductibility limit under Section 162(m) of the Code. If the proposed amendment is approved, the Company may convert Covered Employees' deferred compensation into restricted stock without regard to the $1 million deductibility limit under Section 162(m) of the Code.

Summary

        A summary of the principal features of the EDC Plan, as proposed to be amended, is provided below, but is qualified in its entirety by reference to the full text of the EDC Plan, together with the First Amendment and the proposed Second Amendment to the EDC Plan, set forth as Appendix C to this Proxy Statement. Stockholders are being requested to approve only the Second Amendment to the EDC Plan attached in Appendix C.

        Administration.    Generally, the EDC Plan permits eligible executives (including Covered Employees) to defer their salary and bonus into interest-bearing accounts with a quarterly opportunity to elect to convert deferred salary, as well as a one time opportunity to elect to convert deferred bonus, into stock options and restricted stock of the Company. The Compensation Committee administers the EDC Plan, except the outside directors of the Company administer the plan with respect to Covered Employees as required under Section 162(m) of the Code.

        Participation.    The Chairman of the Board or the Compensation Committee designate each year the Company executives who are eligible to participate in the EDC Plan for the coming year. Currently, there are approximately thirty-five individuals eligible to participate in the EDC Plan.

        Plan Benefits.    On or before the last day of each calendar quarter, eligible executives may irrevocably elect to defer their salary, or a portion thereof (in increments of 10% or $10,000), into an interest-bearing account under the EDC Plan. To make such election, executives must file an irrevocable primary election form for salary. The primary election form for salary specifies the amount of salary to be deferred into the interest-bearing account and the form and timing of the payout of any deferred amounts, except that if an executive elects to defer salary for more than one quarter in a calendar year, the form and timing of payout for each quarter's deferral must be identical. At any time prior to December 31 of each year, eligible executives may irrevocably elect to defer their bonus, or a portion thereof (in increments of 10% or $10,000), into an interest-bearing account under the EDC Plan. To make such election, executives must file an irrevocable primary election form for bonus. The primary election form for bonus specifies the amount of annual bonus to be deferred into the interest-bearing account and the form and timing of the payout of any deferred amounts, except that if an executive elects to defer both salary and bonus for a particular calendar year, the form and timing of payout for each must be identical.

        The interest-bearing accounts are segregated to reflect deferred compensation on a year-by-year basis and on the basis of the type of compensation deferred (i.e., salary or bonus). Interest is credited to the accounts at a rate determined from time to time by the Compensation Committee. The balances of such accounts are paid out on the earlier of (1) December 31 of the fifth year after the year with respect to which the deferral was made, (2) the first business day of the fourth month after the executive's death or (3) the executive's termination as an employee of the Company, other than by reason of death. Except as otherwise provided in the EDC Plan, an executive may elect to have the balances of his or her interest-bearing accounts paid out in a lump sum or in a number of approximately equal monthly installments as designated by the executive, provided that such installment payments do not exceed 120 months.

        Awards.    Subject to certain provisions of the EDC Plan with respect to Covered Employees, during the same calendar quarter with respect to which an executive deferred salary into an interest-bearing account, such executive has the right to convert the interest account for salary for such quarter or the previous quarters of that same calendar year into stock options and restricted stock of the Company as follows: Effective January 1, 2003, executives may convert their interest account for salary, or a portion thereof, for the first quarter of calendar year 2003 into either stock options or restricted stock. However, effective April 1, 2003, executives may only convert their interest account for salary, or a portion thereof, for such quarter or the previous quarters of that same calendar year into restricted stock. To make such election, executives must file an irrevocable secondary election form for salary. Also, at any time, but only one time, during the 12-month period following the end of a calendar year with respect to which an executive has deferred annual bonus into the plan, such executive will have the right to convert his or her interest account for bonus, or a portion thereof, for such previous year into stock options and restricted stock of the Company as follows: Effective January 1, 2003, executives may convert their interest account for bonus, or a portion thereof, for the previous year into either stock options or restricted stock. However, effective January 1, 2004, executives may only convert their interest account for bonus, or a portion thereof, for the previous year into restricted stock. To make such election, executives must file an irrevocable secondary election form for bonus. Notwithstanding the above, the Compensation Committee, in its discretion, may direct that the annual bonus, or a portion thereof, that would otherwise be payable in cash to an executive, be converted into stock options and restricted stock of the Company as provided in the plan.

        The filing of such secondary election forms for salary or for bonus will result in the executive's receipt of stock options and restricted stock, as applicable, as of the date of such filing. The Compensation Committee sets the exercise price, if any, of awards issued under the EDC Plan. In the case of stock options, executives (other than Covered Employees, who may receive only stock options with an exercise price at fair market value) may have the right to elect to receive fair market value stock options, discounted stock options or a combination of both. To the extent that an executive elects fair market value stock options, he or she will receive stock options on a larger number of shares with a higher exercise price than if discounted stock options were selected. To date, no discounted stock options have been granted.

        Only non-qualified stock options may be issued under the EDC Plan. Based upon the eligible executive's decision as to the exercise price (discounted or fair market value, as applicable) of stock options to be received, the number of shares subject to such option will be the whole number of shares equal to (X) the dollar amount of deferred salary/bonus that the executive has elected to convert to stock options divided by (Y) the per share value of a stock option on the option grant date, as determined using an option valuation model selected by the Compensation Committee. Generally, stock options are exercisable, cumulatively, as to 10% of the shares on each of the first through tenth anniversaries of the stock option grant date. The term of stock options is set by the Compensation Committee, but in no event may the exercise period of stock options exceed the longer of (1) eleven years from the option grant date, or (2) the thirtieth day of the calendar year immediately following the year in which an optionee ceased to be a Covered Employee. In no event will death, disability, retirement or other termination of employment shorten the term of any outstanding stock options. Stock options are subject to accelerated vesting and are immediately exercisable upon an executive's death or disability, a Change in Control or the unanimous decision of the Compensation Committee to accelerate. Upon acceleration, stock options remain exercisable for the remainder of their original term.

        Stock options may be exercised in whole or in part, by giving written notice to the Company specifying the number of shares to be purchased. Shares will be issued pursuant to the exercise of an option only upon the Company's receipt of the full payment price of the shares subject to the exercised option, or portion thereof. The Compensation Committee determines the acceptable forms of payment for the exercise of stock options, including, at its discretion, "cashless exercises."

        Shares of restricted stock granted under the EDC Plan are subject to restrictions on transferability and the risk of forfeiture. Such restrictions will lapse at such times, and under such circumstances, as the Compensation Committee determines. Except as otherwise provided in the EDC Plan or as otherwise determined by the Compensation Committee, executives may vote and receive dividends on the shares of restricted stock received under the EDC Plan. Except as otherwise determined by the Compensation Committee, shares of restricted stock subject to restrictions at the time of an executive's termination of employment with the Company will be forfeited and reacquired by the Company.

However, restrictions placed on restricted stock will immediately lapse, and become non-forfeitable, upon an executive's death or disability, a Change in Control or the unanimous decision of the Compensation Committee that such restrictions shall lapse.

        Awards are not assignable or transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit transfers that do not result in accelerated taxation and that are otherwise appropriate and desirable.

        Performance Awards.    Currently under the EDC Plan, Covered Employees' interest-bearing accounts for salary and bonus may be converted into performance-based stock options through March 31, 2003 and January 1, 2004, respectively, without the Company being subject to the $1 million deductibility limit under Section 162(m) of the Code. Such stock options will qualify as performance-based compensation if the option price is at least equal to the fair market value of the Company's Class A common stock on the date of issuance.

        As proposed and subject to stockholder approval, Covered Employees' interest-bearing accounts for salary and bonus may be converted into performance-based restricted stock without the Company being subject to the $1 million deductibility limit under Section 162(m) of the Code. In order for the issuance of restricted stock to qualify as performance-based compensation, the shares must be contingent on the achievement of one or more of the pre-established performance goals set forth below. In accordance with Section 162(m) of the Code, the Compensation Committee will use one or more of the following business criteria (including or excluding extraordinary and/or non-recurring items to be determined by the Compensation Committee in advance) in establishing performance goals for issuing restricted stock: earnings per share; increase in revenues; increase in cash flow; increase in cash flow return; return on net assets; return on assets; return on investment; return on capital; return on equity; economic value added; operating margin; contribution margin; net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; operating income; total stockholder return; debt reduction; and any of the above goals determined on an absolute or relative basis, or as adjusted in any manner which may be determined in the discretion of the Compensation Committee, or as compared to the performance of a published or special index deemed applicable by the Compensation Committee. This index may include the Standard & Poor's 500 Stock Index or a group of competitor companies (including the SNL Investment Adviser Index, as set forth in the "Performance Graph" contained in this Proxy Statement). Performance goals will be established by the Compensation Committee no later than ninety days (or, if earlier, the passage of 25% of the performance period) after the beginning of any performance period applicable to such performance awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code. Achievement of performance goals in respect of restricted stock performance awards are measured over a performance period of up to ten years, as specified by the Compensation Committee. The Compensation Committee is responsible for determining whether the performance goals have been met. As set forth in the proposed amendment, if the stockholders do not approve the Second Amendment to the EDC Plan, the Board will amend the EDC Plan to prohibit Covered Employees from converting their interest-bearing accounts for deferred salary and bonus into restricted stock after April 30, 2003, the date of the annual meeting.

        The Compensation Committee may accelerate, waive or modify any term or condition of a performance award that is not mandatory under the plan, except to the extent such acceleration, waiver or modification would cause a performance award not to comply with Section 162(m) of the Code.

        Limits.    Generally, employees may not receive under the EDC Plan awards of stock options relating to more than 750,000 shares, or restricted stock relating to more than 250,000 shares, in any calendar year.

        Shares Subject to the Plan.    The total number of shares of Class A common stock reserved for issuance under the EDC Plan is 3,750,000. To the extent that shares of Class A common stock subject to an outstanding award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award, or by reason of the delivery of shares of Class A common stock to pay all or a portion of the exercise price of an award (including shares withheld to cover any applicable taxes), then such shares of common stock shall again be available for issuance under the EDC Plan, except that if any such shares are prohibited from again being awarded to a particular executive under any applicable law or regulation, such shares shall be available exclusively for awards to executives who are not subject to such limitation.

        Amendment and Termination.    The Board may at any time amend, suspend or terminate the EDC Plan or any Award notice granted under the EDC Plan; provided, however, the Board may condition any amendment or modification on the approval of the stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws. Notwithstanding the above, no amendment, modification or termination may adversely affect any outstanding awards or interest-bearing accounts for deferred salary or bonus without the consent of the affected executive.

        Adjustment Provisions.    If the Company at any time changes the number of its issued Class A common stock without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Company's common stock) or makes a distribution of cash or property which substantial impacts the value of the Company's issued common stock, the total number of shares reserved for issuance under the EDC Plan, the maximum number of awards that may be granted in any calendar year, and the number of shares covered by and the exercise price of each outstanding award, will be proportionately adjusted. The Compensation Committee will authorize the issuance, continuation or assumption of outstanding awards or provide for other equitable adjustments after changes in the number of shares of the Company's Class A common stock resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, as it deems necessary to preserve a holder's rights under the plan. In the case of an acquisition where the Company is not the continuing or surviving corporation and outstanding shares of the Company's Class A common stock are not converted into or exchanged for different securities, cash or other property, executives holding outstanding awards, upon exercise, will be entitled to receive the same kind and amount of acquisition consideration received upon consummation of the acquisition.

Federal Income Tax Consequences

        An executive generally recognizes taxable income on salary or bonus payments in the year in which such payments are made. However, based on current federal tax laws, an executive who participates in the EDC Plan will generally recognize federal taxable income on amounts he or she elects to defer (referred to herein as "Deferred Amounts") as follows: (1) if such Deferred Amounts (plus earnings or less losses) are paid out in cash, the participant will recognize taxable income in the year the cash payment is made; (2) if such Deferred Amounts are converted into NQSOs, the participant will recognize taxable income in the year the non-qualified stock option ("NQSOs") is exercised, and in an amount equal to the excess fair market value of the shares received over the exercise price of such shares; and (3) if such Deferred Amounts are converted into restricted stock, the participant will recognize taxable income in the first year the restricted stock is either transferable or no longer subject to a substantial risk of forfeiture, whichever is earlier, and in an amount equal to the excess of the fair market value of the shares with respect to which restrictions have lapsed over the price paid, if any, for such restricted stock. See Proposal 2-Federal Income Tax Consequences for a more through discussion of certain federal income tax consequences relating to NQSOs and restricted stock awards.

        An executive's election to participate in the EDC Plan will delay the date the Company is entitled to a compensation deduction with respect to any Deferred Amounts. Generally, the Company will receive a corresponding tax deduction (subject to, among other exceptions, Section 162(m) of the Code) when the participant recognizes income.

        If the proposed amendment is adopted by the shareholders, then Deferred Amounts payable as restricted stock awards (in addition to NQSOs, which have already been approved by shareholders), but not cash, will meet the performance-based exception under Section 162(m) of the Code, and thus will not be subject to the $1 million deduction limit set forth in such section. However, Deferred Amounts payable in cash will be subject to Section 162(m) of the Code and thus will be subject to the $1 million deduction cap.

        THE ABOVE SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES DOES NOT PURPORT TO BE COMPLETE. The preceding discussion is only a general summary of the federal income tax consequences concerning the EDC Plan and does not address other taxes or state, local or foreign taxes. It is based on current law and current IRS interpretations of the law, which are subject to change at any time. The Company has not requested an IRS ruling on any tax issues concerning the EDC Plan and does not plan to do so. In some cases, existing IRS rulings and regulations do not provide complete guidance. Participants are advised to consult their own tax advisors regarding the tax effects of their participation in the EDC Plan.

        In considering whether to vote for the approval of the amendment to the EDC Plan, you should be aware that executive officers of the Company have converted their interest-bearing accounts for deferred salary and bonus into performance-based awards under this plan and, in the future, will continue to convert such interest-bearing accounts into performance-based awards. In addition, the Compensation Committee in the past has exercised its discretion to direct that a Covered Employee's bonus, or a portion thereof, be converted into stock options of the Company. Failure of the stockholders to approve this proposal will not affect the rights of existing holders or the stock options or shares of restricted stock previously issued under the EDC Plan. If the stockholders do not approve the proposed amendment to the EDC Plan, the Board will amend the plan to prohibit Covered Employees from converting their interest-bearing accounts for deferred salary and bonus into restricted stock after April 30, 2003, the date of the annual meeting.

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE WADDELL & REED FINANCIAL, INC. 1998 EXECUTIVE DEFERRED COMPENS ATION STOCK AWARD PLAN, AS AMENDED AND RESTATED, RELATING TO PERFORMANCE MEASURES TO ENTITLE THE COMPANY TO ADDITIONAL TAX DEDUCTIONS WITH RESPECT TO RESTRICTED STOCK AWARDS TO COVERED EMPLOYEES WITHIN THE MEANING OF SECTION 162(M) OF THE INTERNAL REVENUE CODE.

PROPOSAL NO. 4

AMENDMENT OF WADDELL & REED FINANCIAL, INC. 2003 EXECUTIVE INCENTIVE PLAN TO (1) EXTEND THE TERM OF THE PLAN TO DECEMBER 31, 2008, AND (2) MODIFY THE PERFORMANCE MEASURES OF THE EXECUTIVE INCENTIVE PLAN TO ENTITLE THE COMPANY TO ADDITIONAL TAX DEDUCTIONS WITH RESPECT TO PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES WITHIN THE MEANING OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

General

        The Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan (formerly the Waddell & Reed Financial, Inc. 1999 Management Incentive Plan) (the "Executive Incentive Plan") was originally established in 1999. The Board is seeking stockholder approval of the amendment to the Executive Incentive Plan to (1) extend the term of the plan to December 31, 2008, and (2) modify the performance measures of the Executive Incentive Plan to entitle the Company to additional tax deductions with respect to performance-based awards to "covered employees" within the meaning of Section 162(m) of the Code.

        FAILURE OF THE STOCKHOLDERS TO APPROVE THIS PROPOSAL WILL NOT AFFECT THE RIGHTS OF EXISTING HOLDERS OR THE AWARDS PREVIOUSLY GRANTED UNDER THE EXECUTIVE INCENTIVE PLAN.

Purpose of Amendment

        Consistent with compensation practices in the investment management and financial services industries in which the Company competes for employees, the major portion of our senior executive officers' compensation is performance-based. The Executive Incentive Plan, which we use to implement these practices, expires on December 31, 2003 unless extended. The Board proposes to extend the term of the plan by five years, until December 31, 2008. The compensation that may be earned under the plan is based upon objective performance criteria that aligns the executive's interests with those of the Company's stockholders, such as, but not limited to, increasing return on equity, operating and/or net income, total stockholder return and debt reduction. The Board also proposes to modify the performance measures of the plan.

        This amendment is being submitted to the stockholders for approval to comply with Section 162(m) of the Code. Section 162(m) generally limits the deductibility of compensation paid to certain executives to $1 million per year. Specifically, Section 162(m) applies each year to the Chief Executive Officer of the Company as of the close of the taxable year and to the next four highest compensated officers of the Company for the taxable year (and those individuals likely to become one of the five highest compensated officers in the foreseeable future) (collectively, these individuals are referred to herein as "Covered Employees"). Performance-based compensation is not subject to Section 162(m) of the Code. Compensation qualifies as performance-based only if it is payable on account of objective performance criteria and satisfies certain other requirements, one of which is that the material terms of the performance goals for which the compensation is to be paid are approved by the stockholders of the company.

Summary

        A summary of the principal features of the Executive Incentive Plan, as proposed to be amended, is provided below, but is qualified in its entirety by reference to the full text of the Executive Incentive Plan, together with the First Amendment and the proposed Second Amendment to the Executive

Incentive Plan, set forth as Appendix D to this Proxy Statement. Stockholders are being requested to approve only the Second Amendment to the Executive Incentive Plan attached in Appendix D.

        Administration.    The Compensation Committee administers the Executive Incentive Plan. The Executive Incentive Plan permits Covered Employees and other key employees of the Company, as the Compensation Committee designates in its discretion, to receive performance-based incentive awards.

        Incentive Plan Awards.    At the beginning of each year the Compensation Committee sets a range of amounts eligible to be paid out to eligible participants (including, but not limited to, Covered Employees) in incentive awards upon the achievement of certain annual performance goals. As currently existing in the Executive Incentive Plan, performance goals consist of one or more of the following operating measures, as determined by the Compensation Committee: earnings; revenue; operating or net cash flows; financial return ratios; total stockholder return; market share; pre-tax profits; earnings per share; or net income. As proposed and subject to stockholder approval, the performance goals would be modified and restated as follows (including or excluding extraordinary and/or non-recurring items to be determined by the Compensation Committee in advance): earnings per share; increase in revenues; increase in cash flow; increase in cash flow return; return on net assets; return on assets; return on investment; return on capital; return on equity; economic value added; operating margin; contribution margin; net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; operating income; total stockholder return; debt reduction; and any of the above goals determined on an absolute or relative basis, or as adjusted in any manner which may be determined in the discretion of the Compensation Committee, or as compared to the performance of a published or special index deemed applicable by the Compensation Committee. This index may include the Standard & Poor's 500 Stock Index or a group of competitor companies (including the SNL Investment Adviser Index, as set forth in the "Performance Graph" contained in this Proxy Statement). The Compensation Committee is responsible for determining whether the performance goals have been met. If the stockholders do not approve the amendment to the Executive Incentive Plan, the performance measure will not be modified and any awards made under the plan will be based upon the achievement of the performance measures currently existing in the plan.

        Incentive awards are paid in either cash, stock options or restricted stock of the Company, or a combination of such forms of payment, as determined by the Compensation Committee in its discretion. Incentive awards paid in restricted stock or stock options of the Company are issued from the shares reserved for issuance in the EDC Plan. No Covered Employee may receive an incentive award greater than $5,000,000 in any one year and the Compensation Committee may reduce or eliminate the amount of incentive awards payable to a participant in its discretion. The Executive Incentive Plan is subject to all of the limits on the number of awards that may be issued (or converted) to a person as set forth in the EDC Plan. Additionally, the Compensation Committee may award any participant who is not a Covered Employee an incentive payment under the Executive Incentive Plan as it deems appropriate. As set forth in the proposed amendment, if the stockholders do not approve the Second Amendment to the Executive Incentive Plan, the Board will amend the Executive Incentive Plan to prohibit Covered Employees from receiving restricted stock awards after April 30, 2003, the date of the annual meeting. In case of such events, Covered Employees will only be eligible to receive during the remaining term of the plan performance-based stock options or cash under the Executive Incentive Plan.

        Amendment and Termination.    The Board or the Compensation Committee may at any time amend, suspend, discontinue or terminate the Executive Incentive Plan, provided that such amendment, suspension, discontinuance or termination does not adversely affect the rights of a participant in respect to any fiscal year that has commenced and no such action is effective without stockholder approval to the extent required under Section 162(m) of the Code.

        Effectiveness of the Plan.    Currently, the plan expires December 31, 2003. As proposed and upon stockholder approval, the term of the Executive Incentive Plan will be extended to december 31, 2008.

Federal Income Tax Consequences

        Cash Incentive Awards.    Participants recognize income for federal income tax purposes in the year cash incentive awards are paid.

        Class A Common Stock Awards.    Participants recognize income for federal income tax purposes in the year Class A common stock is awarded to a participant and in an amount equal to the value of such shares on the date of such award as determined by the Compensation Committee.

        Non-Qualified Stock Option Awards.    Income is not recognized by a participant for federal income tax purposes upon the grant of a NQSO. Upon exercise of a NQSO, the optionee recognizes income equal to the excess of fair market value of the shares received over the exercise price. The income recognized upon the exercise of a NQSO will be considered compensation subject to withholding. The Company receives a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

        Generally, the basis of shares transferred to an optionee pursuant to the exercise of a NQSO is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of such option. If an optionee thereafter sells the shares acquired upon exercise of the NQSO, any amount realized over the basis of such shares will constitute capital gain to such optionee for federal income tax purposes.

        Restricted Stock.    Income is not recognized by a holder of restricted stock for federal income tax purposes upon the grant of restricted stock until the first taxable year in which the stock is either transferable or no longer subject to a substantial risk of forfeiture, whichever is earlier. At that time, the holder recognizes income equal to the excess of the fair market value of the shares received (with such value determined as of the date the stock became transferable or no longer subject to a substantial risk of forfeiture) over the price paid for the restricted stock. Such income is considered compensation subject to withholding.

        A holder of restricted stock may make an election under Section 83(b) of the Code to include in income in the year the restricted stock is issued the excess of fair market value of the shares received over the price paid for the restricted stock. This election must be made within thirty days after the restricted stock is transferred to the holder. In the event the election is made and the restricted stock is later forfeited, the holder is not allowed a deduction with respect to the restricted stock forfeited.

        Generally, the Company is entitled to a deduction in the year the holder of restricted stock recognizes income from the lapsing of restrictions on the restricted stock, and in an amount equal to the amount of income recognized by such holder.

        Performance-Based Compensation.    Incentive awards paid in stock options or restricted stock to Covered Employees under the Executive Incentive Plan are intended to comply with the "qualified performance-based compensation" rules under Section 162(m) of the Code, so that the Company will generally obtain a full deduction for federal income tax purposes with respect to such awards. The Compensation Committee (which is comprised solely of outside directors) administers such grants.

        THE ABOVE SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES DOES NOT PURPORT TO BE COMPLETE. The preceding discussion is only a general summary of the federal income tax consequences concerning the Executive Incentive Plan and does not address other taxes or state, local or foreign taxes. It is based on current law and current IRS interpretations of the law, which are subject to change at any time. The Company has not requested an IRS ruling on any tax issues concerning the Executive Incentive Plan and does not plan to do so. In some cases, existing IRS rulings and regulations do not provide complete guidance. Participants are advised to consult their own tax advisors regarding the tax effects of their participation in the Executive Incentive Plan.

        In considering whether to vote for the approval of the amendment to the Executive Incentive Plan, you should be aware that executive officers of the Company have received grants under this plan and will continue to receive grants during the term of the plan. Failure of the stockholders to approve this proposal will not affect the rights of existing holders or the awards previously granted under the Executive Incentive Plan. If the stockholders do not approve the proposed amendment to the Executive Incentive Plan, (1) the plan will expire on December 31, 2003, (2) the performance measure will not be modified and any awards made under the plan will be based upon the achievement of the performance measures currently provided in the plan and (3) the Board will amend the Executive Incentive Plan to prohibit Covered Employees from receiving restricted stock awards after April 30, 2003, the date of the annual meeting.

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE WADDELL & REED FINANCIAL, INC. 2003 EXECUTIVE INCENTIVE PLAN TO (1) EXTEND THE TERM OF THE PLAN TO DECEMBER 31, 2008, AND (2) MODIFY THE PERFORMANCE MEASURES OF THE EXECUTIVE INCENTIVE PLAN TO ENTITLE THE COMPANY TO ADDITIONAL TAX DEDUCTIONS WITH RESPECT TO PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES WITHIN THE MEANING OF SECTION 162(M) OF THE INTERNAL REVENUE CODE.

PROPOSAL NO. 5

RATIFICATION OF KPMG LLP AS THE COMPANY'S
INDEPENDENT AUDITORS

        The Audit Committee has selected KPMG LLP to audit the books, records and accounts of the Company and its subsidiaries for the 2003 fiscal year. KPMG LLP has served as the Company's independent auditors since its appointment in 1981. Representatives of KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if the representatives desire to do so. Stockholder ratification is not required for the selection of the Company's independent auditors because selection is the responsibility of the Audit Committee. The selection is being submitted for ratification with a view toward soliciting the opinion of our stockholders for consideration by the Audit Committee in future deliberations and the selection process with respect to the Company's independent auditors. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the selection of independent auditors.

        The Audit Committee approved all services provided by KPMG LLP for the year ended December 31, 2002. These services included the examination of the Company's consolidated financial statements and other services related to filings with the SEC. See "Report of Audit Committee" for a discussion of auditor independence.

Audit Fees

        The aggregate fees billed by KPMG LLP for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal years 2001 and 2002 were $251,986 and $200,448, respectively.

Audit-Related Fees

        The aggregate fees billed by KPMG LLP for assurance and other services related to the performance of the audit or review of the Company's financial statements, and not reported above under "Audit Fees," for fiscal years 2001 and 2002 were $45,625 and $148,103, respectively.

Tax Fees

        The aggregate fees billed by KPMG, LLP for income tax consultation, including tax compliance, tax advice and tax planning for fiscal years 2001 and 2002 were $525,973 and $543,260, respectively. These fees primarily relate to corporate and executive financial planning, preparation and review of corporate tax returns and other general tax consultations.

All Other Fees

        KPMG LLP did not bill the Company for any other services during fiscal years 2001 and 2002.

        The Audit Committee has considered whether the non-audit services provided by KPMG LLP, including the services rendered in connection with income tax consultation, were compatible with maintaining KPMG LLP's independence and has determined that the nature and substance of the limited non-audit services did not impair the status of KPMG LLP as the Company's independent auditors.

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR.

OTHER MATTERS

Other Business Presented at Annual Meeting

        As of the date of this Proxy Statement, the Board knows of no other business that may properly be or is likely to be brought before the annual meeting. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Stockholder Proposals for the 2004 Annual Meeting

        There are two deadlines for submitting a stockholder proposal at an annual meeting of the Company's stockholders: a deadline for submitting a proposal that may be presented at the annual meeting, and an earlier deadline if the stockholder desires that the proposal be included in the Company's proxy statement.

        In order for a stockholder proposal to be presented at an annual meeting of the Company's stockholders, the Company's Bylaws require that the proposal be included in the notice of the annual meeting which accompanies the proxy statement. In order for a stockholder's proposal to be included in the notice of the Annual Meeting of Stockholders in 2004, the proposal (1) must be received by the Company at its executive offices, 6300 Lamar Avenue, Overland Park, Kansas 66202, Attn: Corporate Secretary, on or before December 31, 2003, and (2) must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and the Company's Bylaws. If a stockholder proposal is submitted after December 31, 2003, it will be considered untimely.

        If a stockholder desires that the proposal be included in the Company's proxy statement and proxy form for the Annual Meeting of Stockholders in 2004, the proposal (1) must be received by the Company at its executive offices, 6300 Lamar Avenue, Overland Park, Kansas 66202, Attn: Corporate Secretary, on or before December 1, 2003, and (2) must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and the Company's Bylaws, and must otherwise comply with Rule 14a-8 of the Exchange Act.

Where You Can Find More Information

        The Company files reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov/ that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Company. The Class A common stock is quoted on the NYSE. These reports, proxy statements and other information are also available for inspection at the offices of the NYSE, 20 Broad Street, New York City, New York 10005.

        In addition, the Company's annual report on Form 10-K (without exhibits) is available via the Internet at the Company's website (www.waddell.com). If you would like to request documents from the Company, please do so by April 15, 2003 to receive them before the annual meeting.

        You may request a copy of these filings (other than exhibits which are not specifically incorporated by reference herein) at no cost by writing or telephoning us at the following address:

Waddell & Reed Financial, Inc.
6300 Lamar Avenue
Overland Park, Kansas 66202
(913) 236-2000

        You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the election of directors, the amendments to the Equity Compensation Plans and the ratification of the Company's independent auditors. The Company has not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than March 31, 2003.

                      By Order of the Board of Directors

                      Daniel C. Schulte
                       Vice President, General Counsel & Secretary

Appendix A

WADDELL & REED FINANCIAL, INC.
AUDIT COMMITTEE CHARTER,
AS AMENDED AND RESTATED

MARCH 2003

I.    PURPOSE

        The Audit Committee is appointed by the Board of Directors (the "Board") to be directly responsible for the appointment, compensation and oversight of Waddell & Reed Financial, Inc.'s (the "Company") independent auditors (the "Outside Auditors") for the purposes of preparing or issuing an audit report or performing other audit, review, attest or related services for the Company and to assist the Board in monitoring (a) the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company, (b) the performance of the Company's internal audit function and (c) the Company's compliance with legal and regulatory requirements.

        All of the requirements in this Audit Committee Charter ("Charter") are qualified by the understanding that the role of the Audit Committee is to act in an oversight capacity and is not to imply or require a detailed review of the work performed by the Outside Auditors unless specific circumstances are brought to its attention warranting such a review. The Audit Committee should expect that (a) management of the Company and the Outside Auditors have the responsibility to plan and conduct financial audits and to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations, and (b) management of the Company has the responsibility to ensure the Company's compliance with applicable legal and regulatory requirements.

        The Audit Committee has the power and authority to conduct any investigation it deems appropriate in fulfilling its responsibilities, and has direct access to the Outside Auditors and the internal auditors of the Company (the "Internal Auditors"), as well as anyone else in the Company. The Audit Committee may retain, at the Company's expense and without separate Board approval, outside legal, accounting or other advisors it deems necessary in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Outside Auditors for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee.

II.    COMMITTEE MEMBERSHIP

        The Audit Committee shall be comprised of not less than three (3) nor more than eight (8) directors as determined from time to time by the Board after considering the recommendation, if any, of the Nominating and Corporate Governance Committee. The members of the Audit Committee shall serve until their successors are duly elected and qualified or until their earlier resignation or removal.

        All of the Audit Committee members must meet the independence requirements of the New York Stock Exchange ("NYSE"), any other exchange on which the Company's securities are traded, the Securities and Exchange Act of 1934 (the "Exchange Act"), including Section 10A(m)(3) thereof, and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each member of the Audit Committee must be financially literate, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must be an audit committee financial expert, as defined by the Commission. If required by the NYSE or the rules and regulations of the Commission, the Company shall include appropriate disclosures in its periodic reports filed pursuant to Sections 13(a) and 15(d) of the Exchange Act regarding the independence and expertise of its Audit Committee members. Audit Committee members shall not simultaneously serve on the audit committee of more than two (2) other public companies without the approval of the full Board.

III.  COMMITTEE MEETINGS

        The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Audit Committee may request any officer, employee, advisor or auditor of the Company to attend a meeting of the Audit Committee. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company. The Audit Committee shall make regular reports to the Board in connection with its reviews and investigations.

        The Audit Committee shall meet with management, the Internal Auditors and the Outside Auditors in separate executive sessions in advance of the filing of each Form 10-K and Form 10-Q to discuss matters for which the Audit Committee has responsibility.

        The full Board shall designate a chairman of the Audit Committee. If a chairman is not designated by the Board or is not present at a particular meeting, the members of the Audit Committee may designate a chairman by majority vote of the Audit Committee membership in attendance. The chairman (or acting chair) shall preside at each Audit Committee meeting. The chairman (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Audit Committee meeting. Any background materials, together with the agenda, should be distributed to the Audit Committee members in advance of the meeting. All meetings of the Audit Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records.

IV.  COMMITTEE RESPONSIBILITIES AND DUTIES

        In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute to, and implement, the purposes of the Audit Committee. The following are the specific functions of the Audit Committee:

Financial Statements and Disclosure Matters

  1.
  Review and discuss with management, the Internal Auditors and the Outside Auditors the annual and quarterly financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, prior to the annual and quarterly financial statements being filed in the Company's Form 10-K and Form 10-Q, as applicable. In connection with these reviews, the Audit Committee must:

  (a)
  Review and discuss with the Outside Auditors (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditors, (iii) the internal controls adhered to by the Company, management and the financial, accounting and internal auditing personnel of the Company, and the impact of each on the quality and reliability of the Company's financial reporting and (iv) other material written communications between the Outside Auditors and management, such as any management letter or schedule of unadjusted differences.

  (b)
  Review and discuss with management, the Internal Auditors and the Outside Auditors (i) significant accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, (ii) significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the effect of alternative GAAP methods on the financial statements, (iii) the development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on the Company's financial statements, (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company, (v) any "pro forma" or "adjusted non-GAAP" information contained in the Company's periodic reports, (vi) the effect of significant litigation, contingencies and claims against the Company on the Company's financial statements and (vii) audit problems or difficulties and management's response to such problems and difficulties.

  2.
  Discuss with management the Company's earnings press releases, including the use, if any, of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  3.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  4.
  Discuss with the Outside Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 including (i) the Outside Auditors' responsibility under GAAS, (ii) the Company's significant accounting policies, (iii) accounting estimates, assumptions and judgments used in preparing the Company's financial statements, (iv) significant audit adjustments discovered and (v) disagreements with management encountered in the course of the audit.

  5.
  Receive and review the Section 302 certifications of the Company's Chief Executive Officer and Chief Financial Officer, or other persons performing similar functions, included in the Company's Form 10-K and Form 10-Q.

Oversight of the Company's Internal Audit Department and Legal Compliance

  1.
  Review the budget, plan, activities and organizational structure and qualifications of the internal audit department.

  2.
  Review the appointment, performance and replacement of the internal audit director.

  3.
  Communicate with management, the Outside Auditors and Internal Auditors to obtain information concerning (a) the internal audits performed during the year and the results thereof, (b) the Company's significant accounting principles, financial reporting policies and internal controls of the Company and any changes therein (c) any deficiencies in the Company's internal controls and any special audit steps adopted in light of material control deficiencies, and (d) the competency of the Company's financial, accounting and internal auditing personnel.

  4.
  Review significant reports prepared by the internal audit department together with management's responses.

  5.
  Evaluate the internal auditing department and its impact on the financial reporting process, systems of internal controls and financial statements and reports of the Company.

  6.
  At least annually, review with the Company's legal counsel any (a) legal matters that could have a material impact on the Company's financial statements or compliance with applicable laws or internal governance policies, and (b) correspondence between the Company and regulators or governmental agencies and any employee complaints raising material issues with respect to the Company's financial reporting process, internal controls and financial statements.

  7.
  Obtain reports from management, the Company's internal audit director and the Outside Auditors concerning the Company's compliance with applicable legal requirements and the Company's Statement of Ethics. Obtain and review reports and disclosures of insider and affiliated party transactions.

  8.
  Obtain from the Outside Auditors the reports required to be furnished to the Audit Committee under Section 10A of the Exchange Act and obtain from the Outside Auditors any information with respect to illegal acts in accordance with Section 10A.

Oversight of the Outside Auditors

  1.
  Appoint (subject, if applicable, to shareholder ratification), terminate and compensate the Outside Auditors. The Audit Committee is also responsible for approving, evaluating and overseeing the work of the Outside Auditors (including the Audit Plan) and resolving any disagreements between management and the Outside Auditors regarding the Company's financial reporting process, internal controls and financial statements. The Outside Auditors shall report directly to the Audit Committee.

  2.
  Pre-approve all audit, review or attest services and permitted non-audit services (including the terms and fees thereof) to be performed for the Company or its subsidiaries by the Outside Auditors, subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act.

  3.
  Review the experience and qualifications of the senior members of the Outside Auditors' team.

  4.
  Obtain and review a report from the Outside Auditors at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and (c) all relationships between the Outside Auditors and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as it may be amended from time to time, and any successor to such standard. The Audit Committee shall evaluate the qualifications, performance and independence of the Outside Auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence. In making this evaluation, the Audit Committee should take into account the opinions of management and the Internal Auditors. The Audit Committee shall present its conclusions to the Board.

  5.
  Oversee the rotation of the lead audit partner, the concurring review partner, the client service partner and other "line" partners directly involved in the performance of the audit, review or attest services of the Company at least once every five (5) years, or as required by applicable law. The Audit Committee may require the Outside Auditors to stagger the rotation of these partners to ensure that the engagement team continues to have appropriate expertise to allow the audit engagement to be conducted in accordance with GAAS.

  6.
  Recommend and oversee the Company's policies for hiring employees or former employees of the Outside Auditors who have participated in any capacity in an audit of the Company.

  7.
  If necessary or appropriate, discuss with the national office of the Outside Auditors issues on which the Company's audit team consulted them and matters of audit quality and consistency.

  8.
  Discuss with management, the Internal Auditors and the Outside Auditors any accounting adjustments that were noted or proposed by the Outside Auditors, but were passed (as immaterial or otherwise).

  9.
  Discuss with the Outside Auditors the difficulties the Outside Auditors encountered in the course of the audit work, including any restrictions on the scope of the Outside Auditors' activities or on access to requested information, and any significant disagreements with management.

  10.
  Discuss with the Outside Auditors the responsibilities, budget and staffing of the Company's internal audit function.

  11.
  Establish policies and procedures for engaging the Outside Auditors to perform services other than audit, review and attest services to safeguard the continued independence of the Outside Auditors.

  12.
  Obtain from the Outside Auditors the information required to be disclosed to the Company by generally accepted auditing standards in connection with the conduct of an audit.

  13.
  Require the Outside Auditors to review the financial information included in the Company's Form 10-Q in accordance with Rule 10-01(d) of Regulation S-X prior to the Company filing such reports with the Commission. If the Company states in its Form 10-Q that the interim financial statements have been reviewed by the Outside Auditors, the Audit Committee must obtain the Outside Auditors' report as required by Rule 10-01(d).

Other Audit Committee Responsibilities and Clarification of Role

  1.
  Oversee the integrity of the audit process, financial reporting process, internal accounting controls and financial statements of the Company, and the work of management, the Internal Auditors and the Outside Auditors in these areas, as applicable. The Audit Committee shall provide an open avenue of communication between management, the Internal Auditors, the Outside Auditors and the Board. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decision of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

  2.
  Annually prepare the Audit Committee report to shareholders as required by the Exchange Act. This report shall be included in the Company's annual proxy statement.

  3.
  Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  4.
  Review managements' report regarding the internal controls and procedures for financial reporting of the Company as required by the rules and regulations of the Commission.

  5.
  Perform any other activities consistent with this Audit Committee Charter (the "Charter"), the Company's By-laws, and governing laws and regulations as the Audit Committee or the Board deems necessary or appropriate.

  6.
  The Audit Committee must conduct a self-evaluation of its performance annually and evaluate whether the Charter appropriately addresses the matters that are or should be within its scope. In conducting its self-evaluation, the Audit Committee may address all matters that it considers relevant to its performance, including (a) the adequacy, appropriateness and quality of the information and recommendations presented by the Audit Committee to the Board, (b) the manner in which they were discussed or debated, (c) whether the number and length of meetings of the Audit Committee were adequate for the Audit Committee to complete its work in a thorough and thoughtful manner. The Audit Committee must deliver to the Board a written report setting forth the results of any self-evaluation, including any recommended amendments to this Charter. This Charter shall be included as an appendix to the Company's proxy statement for its annual meeting of stockholders at least once every three years in accordance with the rules and regulations of the Commission.

  7.
  Nothing in this Charter will, or will be deemed to, decrease or modify in any manner adverse to any member of the Audit Committee, such member's right to rely on statements and certifications made by the Company's officers, employees, agents, counsel, experts and auditors.

  8.
  Nothing in this Charter will, or will be deemed to, adversely affect in any manner the rights of members of the Audit Committee to indemnification and advancement of expenses under the Certificate of Incorporation or Bylaws of the Company or under any contract, agreement, arrangement or understanding benefiting such member.

  9.
  Notwithstanding any other provision of this Charter, no provision of this Charter will, except to the extent required by applicable law, rule or regulation, be construed to create any duty or obligation on the part of the Audit Committee or any of its members or to increase their liability.

Appendix B

SECOND AMENDMENT TO THE
WADDELL & REED FINANCIAL, INC.
1998 STOCK INCENTIVE PLAN

        Waddell & Reed Financial, Inc., a Delaware corporation (the "Company"), previously established the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as Amended and Restated, as further amended effective December 12, 2002 (as amended, the "Plan"). Pursuant to Section 11 of the Plan, the board of directors of the Company (the "Board") reserves the right to amend the Plan. Pursuant to the powers reserved in the Plan and subject to the approval of the stockholders of the Company at the Company's 2003 Annual Meeting of Stockholders, the Plan is amended effective January 16, 2003 as follows.

1.
Section 4(a) of the Plan is hereby restated in its entirety to read as follows:

(a)
Consultants, officers and other key employees of the Company, its Subsidiaries or its Affiliates (but excluding members of the Committee and any Outside Director, except as provided in Section 6 below) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries, or its Affiliates are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards. Only employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options.

    Except as provided in Section 6, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion and subject to Section 4A(b), the number of shares covered by each award or grant.

2.
Section 4A is hereby added to the Plan to read as follows:

  Section 4A. Performance Awards and Award Limit.

  (a)
  Definitions.

  (i)
  Covered Employee.    "Covered Employee" means (A) the chief executive officer of the Company, and (B) a person designated by the Committee, at the time of grant of Performance Awards, who the Committee believes is likely to be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to the fiscal year during which the Performance Award is granted or in the foreseeable future.

  (ii)
  Performance Award.    "Performance Award" means any Stock Option (other than an Incentive Stock Option), Stock Appreciation Right, Restricted Stock or Deferred Stock award to a Covered Employee that the Committee intends to be performance-based compensation under Section 162(m)(4)(C) of the Code. The Committee may grant an award under the Plan to a Covered Employee that is either a Performance Award or not a Performance Award.

  (iii)
  SAR/Option Performance Award.    "SAR/Option Performance Award" means any Performance Award that is a Stock Option or Stock Appreciation Right.

  (iv)
  Stock Performance Award.    "Stock Performance Award" means any Performance Award other than a SAR/Option Performance Award.

  (b)
  Individual Award Limitations.    In each calendar year during any part of which the Plan is in effect, a participant (i.e., any employee, consultant or officer, not only Covered Employees) may not be granted awards under the Plan (i.e., all awards to all employees, consultants and officers are subject to this Section 4B(b), not only Performance Awards) that have, in the aggregate, more than 3,750,000 "Points," with each Stock Appreciation Right and Stock Option having one Point for each share of Stock Option or Stock Appreciation Right granted with respect thereto, and each Stock award and Deferred Stock award having three Points with respect to each share of Stock granted with respect thereto. (For illustrative purposes, a grant of a Stock Option for 10 shares of Stock has 10 Points, and a grant of ten shares of Restricted Stock has 30 Points.) If an award is canceled, the canceled award continues to be counted against the maximum number of shares for which awards may be granted to the recipient under the Plan, as set forth in this Section 4A(b).

  (c)
  Performance Goals for Performance Awards.    Each Performance Award shall be structured so as to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code, as described below.

  (i)
  SAR/Option Performance Awards.    The exercise price (in the case of a Stock Option) or the base price (in the case of a Stock Appreciation Right) of an SAR/Option Performance Award shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant of such SAR/Option Performance Award.

  (ii)
  Stock Performance Awards.    The grant, exercise and/or settlement of a Stock Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 4A(c)(ii).

  (A)
  Performance Goals Generally.    The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 4A(c)(ii). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one recipient or to different recipients.

  (B)
  Business Criteria.    One or more of the following business criteria (including or excluding extraordinary and/or non-recurring items to be determined by the Committee in advance) for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (I) earnings per share; (II) increase in revenues; (III) increase in cash flow; (IV) increase in cash flow return; (V) return on net assets; (VI) return on assets (VII) return on investment; (VIII) return on capital; (IX) return on equity; (X) economic value added; (XI) operating margin; (XII) contribution margin; (XIII) net income; (XIV) pretax earnings; (XV) pretax earnings before interest, depreciation and amortization; (XVI) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (XVII) operating income; (XIII) total stockholder return; (XIX) debt reduction; and (XX) any of the above goals determined on an absolute or relative basis, or as adjusted in any manner which may be determined in the discretion of the Committee, or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company's annual meetings of stockholders.

      (C)
      Performance Period; Timing for Establishing Performance Goals.    Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days (or, if earlier, the passage of 25% of the performance period) after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

      (D)
      Settlement of Performance Awards; Other Terms.    After the end of each performance period, the Committee shall determine the amount, if any, of such Performance Award payable to the Covered Employee. Settlement of such Performance Awards shall be in cash, Stock, other awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of such Performance Award.

  (d)
  General.    The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of a Performance Award that is not mandatory under the Plan; provided, however, that notwithstanding any other provision of the Plan the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Performance Award not to so qualify.

  (e)
  Written Determinations.    All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance Awards, and the achievement of performance goals relating to Stock Performance Awards, shall be made in writing in the case of any award intended to qualify under Section 162(m) of the Code. The Committee may not delegate any responsibility relating to Performance Awards. The determination as to whether any performance goal, with respect to any award, has been satisfied shall be made prior to the payment of any compensation relating to an award.

  (f)
  Performance Awards under Section 162(m) of the Code.    It is the intent of the Company that Performance Awards granted to persons who are or likely will become "covered employees" (within the meaning of Section 162(m) of the Code) shall constitute "performance-based compensation" within the meaning of Section 162(m) of the Code. Accordingly, the terms of this Section 4A, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, then such provision shall be construed or deemed amended to the extent necessary to conform to such requirements."

  (g)
  Conflicts Among Plan Provisions.    To the extent this Section 4A conflicts with another provision of the Plan, this Section 4A shall control.

3.
If this Amendment is approved at the Company's 2003 Annual Meeting of Stockholders, the Plan shall remain in full force and effect as amended hereby. If this Amendment is not approved at the Company's 2003 Annual Meeting of Stockholders, the Board shall amend the Plan to prohibit the grant of Restricted Stock and Deferred Stock (as such terms are defined in the Plan) to Covered Employees (as such term is defined in this Amendment).

4.
Except as hereby amended, the Plan shall remain in full force and effect.

FIRST AMENDMENT TO THE
WADDELL & REED FINANCIAL, INC.
1998 STOCK INCENTIVE PLAN

        Waddell & Reed Financial, Inc., a Delaware corporation (the "Company") previously established the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan (the "Plan"). Pursuant to Section 11 of the Plan, the board of directors (the "Board") of the Company reserves the right to amend the Plan. Pursuant to the powers reserved in the Plan, the Plan is hereby amended by action of the Board, effective December 12, 2002 (the "Effective Date").

1.
Section 1(i) of the Plan is amended in its entirety to read as follows:

i.
"Director Stock Option" means any option to purchase shares of Stock granted to an Outside Director.

2.
The following definitions are hereby added to Section 1 of the Plan to read as follows:

  "Director Restricted Stock" means any shares of Restricted Stock granted to an Outside Director.

  "Outside Director" means any director of the Company who is not an officer or employee of the Company, any Subsidiary or any Affiliate.

3.
Section 2 of the Plan is amended by (a) adding the following parenthetical at the end of each of clauses (ii) and (iii) of the third paragraph of Section 2: "(other than with respect to Director Stock Options and Director Restricted Stock)"; and (b) adding "and Director Restricted Stock" immediately after "other than Director Stock Options" in clause (iv) of the third paragraph of Section 2.

4.
Section 4(b) of the Plan is amended in its entirety to read as follows:

(b)
Each Outside Director is eligible to receive awards of Director Stock Options and/or Director Restricted Stock pursuant to Section 6 of the Plan.

5.
Section 6 of the Plan is amended in its entirety to read as follows:

  SECTION 6. Director Stock Options and Director Restricted Stock.

  (a)
  Awards.    Except to the extent otherwise provided in Section 6, all terms and conditions of Director Stock Options or Director Restricted Stock shall be established by the Board in its sole discretion (including, without limitation, the nontransferability and the time or times within which such Restricted Stock may be subject to forfeiture (subject to Section 13 and paragraph (e) of this section)). Director Stock Options awarded under the Plan shall be Non-Qualified Stock Options. Director Restricted Stock shall be subject to the provisions of Sections 8(b) and 8(c). Director Stock Options and Director Restricted Stock under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, in conformity with the terms and conditions the Board has specified with respect to such awards and the terms of Section 6 and the Plan.

  (1)
  Formula-based Director Stock Options or Director Restricted Stock.    For each calendar year, either (i) 4,500 Director Stock Options or (ii) an award of 1,500 shares of Restricted Stock shall be automatically granted to each Outside Director on the first day of each calendar year on which Stock is publicly traded on the New York Stock Exchange. The determination as to whether an award is made pursuant to clause (i) or (ii) of this Section 6(a)(1) shall be made in the sole discretion of the Board.

      The option price per share of Stock purchasable under a Director Stock Option granted hereunder shall be 100% of the Fair Market Value of the Stock on the date of the grant of the Director Stock Option. Except as provided in Section 13, (a) said Director Stock Options shall become exercisable in full six months from the date of the grant of the option and shall remain exercisable for a term of ten years and two days from the date such Director Stock Option is granted, and (b) the restrictions upon said Director

      Restricted Stock shall lapse in one-third increments on each of the second, third and fourth anniversaries of the Grant Date.

    (2)
    Non-Formula Based Director Stock Options or Director Restricted Stock.    In its sole discretion, the Board may, from time to time, award Director Stock Options and/or Director Restricted Stock hereunder on a non-formula basis to all or such individual Outside Directors as it shall select. Such Director Stock Options or Director Restricted Stock may be awarded at such times and for such number of shares as the Board in its sole discretion determines. The price of such Director Stock Options may be fixed by the Board at a discount not to exceed 25% of the Fair Market Value of the Stock on the date of grant or may be the Fair Market Value of the Stock on the grant date. Such Director Stock Options shall become first exercisable and have an option term as determined by the Board in its sole discretion; provided, however, that except as described in Section 13 and in paragraph (e) of this section, no such Director Stock Option shall be first exercisable until six months from the date of grant. Except as described in Section 13 and in paragraph (e) of this section, the restrictions upon such Director Restricted Stock shall lapse in one-third increments on each of the second, third and fourth anniversaries of the Grant Date.

  (b)
  Method of Exercise.    Any Director Stock Option granted pursuant to the Plan may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). An optionee shall have rights to dividends or other stockholder rights with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

  (c)
  Transferability.    No Director Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Director Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes, in its sole discretion, that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any factors considered relevant by the Committee, including, without limitation, any state or federal securities laws applicable to transferable options.

  (e)
  Termination of Service.    Upon an optionee's termination of status as an Outside Director for any reason, any Director Stock Options held by such optionee shall become immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of such Director Stock Options or the first anniversary of the optionee's death, whichever is later. Notwithstanding the foregoing sentence, if the optionee's status as an Outside Director terminates by reason of or within three months after a merger or other business combination resulting in a "Change in Control" as defined in Section 13, each Director Stock Option held by such optionee shall terminate upon the latest of (i) six months and one day after the merger or business combination, (ii) ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred, or (iii) the expiration of the stated term of such Director Stock Option. Upon the termination of a participant's status as an Outside Director for any reason, all restrictions, including restrictions regarding forfeiture and

B-2-2

    nontransferability, placed upon any Director Restricted Stock held by such participant shall lapse; provided, however, that the Board may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, before or after the participant's termination of employment, based on such factors as the Board may determine, in its sole discretion.

6.
Section 8 of the Plan is amended in its entirety to read as follows:

  SECTION 8. Restricted Stock.

  (a)
  Administration.    The Committee shall determine the officers, key employees and consultants of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture and nontransferability, and all other terms and conditions of the awards (subject to Sections 8(b), (c), (d), and 13). The Committee may also condition the grant and/or vesting of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan.

  (b)
  Awards.    The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement"), has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying the price, if any, specified in the Restricted Stock Award Agreement. An account for each participant who is awarded Restricted Stock shall be opened with the Company's transfer agent or such other administrator designated by the Committee for the deposit of the shares of Restricted Stock subject to the Award, or, in the sole discretion of the Committee, each participant may be issued a stock certificate registered in the name of the participant with respect to such shares of Restricted Stock. The Committee shall specify that the certificate, if any, shall bear a legend, as provided in clause (i) below, and/or be held in custody by the Company, as provided in clause (ii) below.

  (i)
  The certificate shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Waddell & Reed Financial, Inc. Copies of such plan and agreement are on file in the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202."

    (ii)
    The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company or the transfer agent or such other administrator designated by the Committee until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

B-2-3

  (c)
  Restrictions and Conditions.    Shares of Restricted Stock awarded shall be subject to the following restrictions and conditions:

  (i)
  Subject to the provisions of this Plan and the relevant Restricted Stock Award Agreement, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, before or after the participant's termination of employment, based on performance and/or such other factors as the Committee may determine, in its sole discretion.

  (ii)
  Except as provided in paragraph (c)(i) of this Section 8, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates, if issued pursuant to Section (b) hereof, for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

  (d)
  Termination.    Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment by reason of death, Normal Retirement or Disability, the restrictions upon any Restricted Stock granted pursuant to Section 8(a) held by the participant shall immediately lapse. Upon termination of employment for any reason other than death, Normal Retirement or Disability during the Restriction Period, all shares of Restricted Stock granted pursuant to Section 8(a) still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

7.
Except as hereby amended, the Plan shall remain in full force and effect.

B-2-4

WADDELL & REED FINANCIAL, INC.
1998 STOCK INCENTIVE PLAN
As Amended and Restated

SECTION 1. General Purpose of Plan; Definitions.

        The name of this plan is the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Waddell & Reed Financial, Inc. (the "Company") and its Subsidiaries to attract and retain employees, directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees and directors to participate in the long-term success and growth of the Company through an equity interest in the Company.

        For purposes of the Plan, the following terms shall be defined as set forth below:

  a.
  "Affiliate" means (i) any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10 percent beneficial ownership interest, and (ii) the Company's parent company or former parent company.

  b.
  "Board" means the Board of Directors of the Company.

  c.
  "Cause" means a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

  d.
  "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

  e.
  "Committee" means the Compensation Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

  f.
  "Commission" means the Securities and Exchange Commission.

  g.
  "Company" means Waddell & Reed Financial, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

  h.
  "Deferred Stock" means an award made pursuant to Section 9 below of the right to receive Stock at the end of a specified deferral period.

  i.
  "Director Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

  j.
  "Disability" means total and permanent disability as determined under the Company's long term disability program. With respect to Director Stock Options, "Disability" shall be determined as if the Director was covered under the Company's long term disability program.

  k.
  "Early Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate pursuant to the early retirement provisions of the applicable tax-qualified Company pension plan.

  l.
  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

  m.
  "Fair Market Value" means, as of the date of the initial public offering, the initial public offering price for the stock, and thereafter the closing price of the Stock on the New York Stock Exchange Composite Tape on the date in question.

  n.
  "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

  o.
  "Immediate Family" means the children, grandchildren or spouse of any optionee.

  p.
  "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  q.
  "Normal Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate on or after the normal retirement date specified in the applicable tax-qualified Company pension plan.

  r.
  "Plan" means this 1998 Stock Incentive Plan.

  s.
  "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

  t.
  "Retirement" means Normal or Early Retirement.

  u.
  "Stock" means the Class A Common Stock of the Company, par value $.01.

  v.
  "Stock Appreciation Right" means a right granted under Section 7 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

  w.
  "Stock Option" means any option to purchase shares of Stock granted to employees pursuant to Section 5.

  x.
  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.

        The Plan shall be administered by the Committee which shall at all times comply with any applicable requirements of Rule 16b-3 of the Exchange Act. All members of the Committee shall also be "outside directors" within the meaning of Section 162(m) of the Code.

        The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock or (iv) Deferred Stock.

        In particular, the Committee shall have the authority:

  (i)
  to select the consultants, officers and other key employees of the Company, its Subsidiaries, and its Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards or a combination of the foregoing from time to time will be granted hereunder;

  (ii)
  to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, or a combination of the foregoing, are to be granted hereunder;

  (iii)
  to determine the number of shares of Stock to be covered by each such award granted hereunder;

  (iv)
  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (other than Director Stock Options), including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole

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    discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

  (v)
  to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. Stock Subject to Plan.

        The total number of shares of Stock reserved and available for distribution under the Plan shall be 20,000,000. In no event shall more than 20,000,000 of shares be issued pursuant to Incentive Stock Options.

        If any shares of Stock that have been optioned cease to be subject to option, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates, such shares shall again be available for distribution in connection with future awards under the Plan. In the case of Options exercised with payment in Stock under the "stock option restoration program" described in section 5(n) below, the number of shares of Stock transferred by the optionee in payment of the exercise price plus the number of shares withheld to cover income and employment taxes (plus any selling commissions) on such exercise will be netted against the number of shares of Stock issued to the optionee in the exercise, and only the net number shall be charged against the 20,000,000 share limitation set forth above. Notwithstanding the foregoing, for purposes of the limitation on the number of shares available for issuance pursuant to Incentive Stock Options, both shares received by the optionee and shares withheld will be charged against the total number of shares available for issuance under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, an equitable substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the number and option price of shares subject to outstanding Stock Options and Director Stock Options granted under the Plan, (iii) the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan, (iv) the aggregate number of shares available for issuance to any employee pursuant to Section 4(a), and (v) the number of Director Stock Options to be granted each year pursuant to Section 6, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. Eligibility.

  (a)
  Consultants, officers and other key employees of the Company, its Subsidiaries or its Affiliates (but excluding members of the Committee and any person who serves only as a director, except as provided in Section 6 below) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries, or its Affiliates are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted

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    Stock or Deferred Stock awards. Only employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options.

        Except as provided in Section 6, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant; provided, however, that no employee shall be granted Stock Options on more than 2,500,000 shares in any calendar year. For purposes of calculating the 2,500,000 per employee per year limit, options that lapse, expire or are cancelled continue to count against the limit, and options granted pursuant to the "stock option restoration program" described in section 5(n) below, as well as the number of shares covered by the original option, count against the limit.

  (b)
  Directors of the Company (other than directors who are also officers or employees of the Company, its Subsidiaries or its Affiliates) are eligible to receive Director Stock Options pursuant to Section 6 of the Plan.

SECTION 5. Stock Options for Employees and Consultants.

        Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

        The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

        The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights) except that Incentive Stock Options may only be granted to employees of the Company or a Subsidiary.

        Except as provided in Section 5(1), no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

        Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

  (a)
  Option Price.    The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option.

  (b)
  Option Term.    The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date such Incentive Stock Option is granted.

  (c)
  Exercisability.    Subject to paragraph (l) of this Section 5 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, provided, however, that, except as provided in Section 5(f), 5(g), 5(h) or 13, no Stock Option shall be exercisable prior to six months from the date of the granting of the option. Notwithstanding the limitations set forth

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    in the preceding sentence, the Committee may accelerate the exercisability of any Stock Option, at any time in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.

  (d)
  Method of Exercise.    Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). Payment in full or in part may also be made in the form of unrestricted Stock or shares of the Company's Class B Common Stock, par value $.01 ("Class B Shares") already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock or Class B Shares on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the shares received upon the exercise of such Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award or Deferred Stock award in question, except that such restrictions or deferral provisions shall apply to only the number of such shares equal to the number of shares of Restricted Stock or Deferred Stock surrendered upon the exercise of such option. No shares of unrestricted Stock shall be issued until full payment therefor has been made. An optionee shall have rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

  (e)
  Transferability of Options.    A Non-Qualified Stock Option agreement may permit an optionee to transfer the Non-Qualified Stock Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners if (i) the agreement setting forth such Non-Qualified Stock Option expressly provides that the Non-Qualified Stock Option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for said transfer. Any Stock Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Stock Option immediately prior to the transfer thereof.

        Any Stock Option not (i) granted pursuant to any agreement expressly allowing the transfer of said Stock Option or (ii) amended expressly to permit its transfer shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and such Stock Option thus shall be exercisable during the optionee's lifetime only by the optionee.

  (f)
  Termination by Death.    Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary, and any Affiliate terminates by reason of death (or if an optionee dies following termination of employment by reason of disability or Normal Retirement), any Stock Option shall become immediately exercisable and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, during the period ending on the expiration of the stated term of such Stock Option or the first anniversary of the optionee's death, whichever is later.

  (g)
  Termination by Reason of Disability.    Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Disability, any Stock Option held by such optionee shall be immediately exercisable

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    and may thereafter be exercised during the period ending on the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

  (h)
  Termination by Reason of Retirement.    Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Normal Retirement, any Stock Option held by such optionee shall become immediately exercisable. A Stock Option held by an optionee whose employment has terminated by reason of Normal Retirement shall expire at the end of the stated term of such Stock Option, unless otherwise determined by the Committee.

        If an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Early Retirement, any Stock Option shall terminate three years from the date of such Early Retirement or upon the expiration of the stated term of the Stock Option, whichever is shorter, unless otherwise determined by the Committee. In the event of Early Retirement, there shall be no acceleration of vesting of the Stock Option unless otherwise determined by the Committee at or after grant, and said Stock Option may only be exercised to the extent it is or has become exercisable prior to termination of the Stock Option.

        In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

  (i)
  Termination for Cause.    If the optionee's employment with the Company, any Subsidiary and any Affiliate is terminated for Cause, the Stock Option shall immediately be forfeited to the Company upon the giving of notice of termination of employment.

  (j)
  Other Termination.    If the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause, the Stock Option shall terminate three months from the date of termination of employment or upon the expiration of the stated term of the Stock Option, whichever is shorter, unless otherwise determined by the Committee. If an optionee's employment with the Company, any Subsidiary and any Affiliate is voluntarily terminated for any reason, the Stock Option shall terminate one month from the date of termination of employment or upon the expiration of the stated term of the Stock Option, whichever is shorter. In the event of involuntary termination without Cause or voluntary termination for any reason, there shall be no acceleration of vesting of the Stock Option unless otherwise determined by the Committee and said Stock Option may only be exercised to the extent it is or has become exercisable prior to termination of the Stock Option.

  (k)
  Termination upon Change of Control.    Notwithstanding the provisions of Section 5(j) or the stated term of the Stock Option, if the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause by reason of or within three months after a merger or other business combination resulting in a "Change of Control" as defined in Section 13 of this Plan, the Stock Option shall terminate upon the later of six months and one day after such merger or business combination or ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred.

  (l)
  Limit on Value of Incentive Stock Option First Exercisable Annually.    The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock

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    options" within the meaning of Section 422 of the Code are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Company, any Subsidiary and any Affiliate) shall not exceed $100,000. Notwithstanding the preceding sentence, the exercisability of such Stock Options may be accelerated by the Committee and shall be accelerated as provided in Sections 5(f), 5(g), 5(h), and 13, in which case Stock Options which exceed such $100,000 limit shall be treated as Non-Qualified Stock Options. For this purpose, options granted earliest shall be applied first to the $100,000 limit. In the event that only a portion of the options granted at the same time can be applied to the $100,000 limit, the Company shall issue separate share certificates for such number of shares as does not exceed the $100,000 limit, and shall designate such shares as ISO stock in its share transfer records.

  (m)
  For purposes of subsections 5(f), 5(g), 5(h), 5(i), 5(j) and 5(k), all references to termination of employment shall be construed to mean termination of all employment and consultancy relationships with the Company and its Subsidiaries and Affiliates; however, nothing in this Plan shall be construed to create or continue a common law employment relationship with any individual characterized by the Company, a Subsidiary or an Affiliate as an independent contractor or consultant.

  (n)
  The Committee, in its discretion, may include in the grant of any Non-Qualified Stock Option under the Plan, a "stock option restoration program" ("SORP") provision. Such provision shall provide, without limitation, that, if payment on exercise of a Stock Option is made in the form of Stock or Class B Shares, and the exercise occurs on the Annual SORP Exercise Date, an additional Option ("SORP Option") will automatically be granted to the optionee as of the date of exercise, having an exercise price equal to 100% of the Fair Market Value of the Stock on the date of exercise of the prior Stock Option, having a term of no more than 10 years and two days from such date of exercise (subject to any forfeiture provision or shorter limitation on exercise required under the Plan), having an initial exercise date no earlier than six months after the date of such exercise, and covering a number of shares of Stock equal to the number of shares of Stock and/or Class B Shares used to pay the exercise price of the Stock Option, plus the number of shares of Stock (if any) withheld or sold to cover income and employment taxes (plus any selling commissions) on such exercise. "Annual SORP Exercise Date" shall mean August 1, or if August 1 is not a trading day on the New York Stock Exchange, "Annual SORP Exercise Date" shall mean the next succeeding trading date. Notwithstanding the foregoing, the Committee may delay the Annual SORP Exercise Date to the extent it determines necessary to comply with regulatory or administrative requirements.

SECTION 6. Director Stock Options.

        Director Stock Options granted under the Plan shall be Non-Qualified Stock Options. Such Director Stock Options may be granted pursuant to a pre-established formula contained in the Plan or may, in the sole discretion of the entire Board of Directors, be granted as to such number of shares and upon such terms and conditions as shall be determined by said Board of Directors.

        Director Stock Options granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

  (a)
  Formula-based Director Stock Options.    For 1998, 6,000 Director Stock Options shall be granted automatically to each member of the Board who is not an employee of the Company, its Subsidiaries or Affiliates ("Outside Director"). For each calendar year thereafter, 3,000 Director Stock Options shall be granted automatically on the first day of each calendar year on which Stock is publicly traded on the New York Stock Exchange to each Outside Director.

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        The option price per share of Stock purchasable under such Director Stock Option shall be 100% of the Fair Market Value of the Stock on the date of the grant of the Director Stock Option. Except as provided in Section 13, said Director Stock Options shall become exercisable in full six months from the date of the grant of the option and shall remain exercisable for a term of ten years and two days from the date such Director Stock Option is granted.

  (b)
  Non-Formula Based Director Stock Options.    Within its sole discretion, the entire Board may award Director Stock Options on a non-formula basis to all or such individual Outside Directors as it shall select. Such Director Stock Options may be awarded at such times and for such number of shares as the Board in its discretion determines. The price of such Director Stock Options may be fixed by the Board at a discount not to exceed 25% of the fair market value of the Stock on the date of grant or may be the fair market value of the Stock on the grant date. Such Director Stock Options shall become first exercisable and have an option term as determined by the Board in its discretion, provided however, that except as described in Section 13 and in paragraph (e) of this section, no such Director Stock Option shall be first exercisable until six months from the date of grant. All other terms and conditions of such Director Stock Options shall be as established by the Board in its sole discretion.

  (c)
  Method of Exercise.    Any Director Stock Option granted pursuant to the Plan may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock or Class B Shares already owned by the optionee (based, in each case, on the Fair Market Value of the Stock or Class B Shares on the date the option is exercised, as determined by the Committee). An optionee shall have rights to dividends or other rights of stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

  (d)
  Transferability of Options.    No Director Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Director Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable options.

  (e)
  Termination of Service.    Upon an optionee's termination of status as an Outside Director with the Company for any reason, any Director Stock Options held by such optionee shall become immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of such Director Stock Options or the first anniversary of the optionee's death, whichever is later. Notwithstanding the foregoing sentence, if the optionee's status as an Outside Director terminates by reason of or within three months after a merger or other business combination resulting in a "Change of Control" as defined in Section 13 of this Plan, the Director Stock Option shall terminate upon the latest of (i) six months and one day after the merger or business combination, (ii) ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred, and (iii) the expiration of the stated term of such Director Stock Option.

  (f)
  The Committee, in its discretion, may include in the grant of any Director Stock Option under the Plan, a SORP provision as described in subsection 5(n) above.

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SECTION 7. Stock Appreciation Rights.

  (a)
  Grant and Exercise.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

        A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

        A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

  (b)
  Terms and Conditions.    Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

  (i)
  Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 7 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

  (ii)
  Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

  (iii)
  Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (e) of Section 5 of the Plan.

  (iv)
  Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

  (v)
  A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

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    (vi)
    In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 7, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 13 below).

    (vii)
    The Committee, in its sole discretion, may also provide that in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 13 below) the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 13 below).

SECTION 8. Restricted Stock.

  (a)
  Administration.    Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant and/or vesting of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

  (b)
  Awards and Certificates.    The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement"), has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying the price specified in the Restricted Stock Award Agreement. Each participant who is awarded Restricted Stock shall be issued a stock certificate registered in the name of the participant in respect of such shares of Restricted Stock. The Committee shall specify that the certificate shall bear a legend, as provided in clause (i) below, and/or be held in custody by the Company, as provided in clause (ii) below.

  (i)
  The certificate shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Waddell & Reed Financial, Inc. Copies of such Plan and Agreement are on file in the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202."

    (ii)
    The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

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  (c)
  Restrictions and Conditions.    The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

  (i)
  Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, before or after the participant's termination of employment, based on performance and/or such other factors as the Committee may determine, in its sole discretion.

  (ii)
  Except as provided in paragraph (c)(i) of this Section 8, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

  (iii)
  Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason other than Normal Retirement or death during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

SECTION 9. Deferred Stock Awards.

  (a)
  Administration.    Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company, its Subsidiaries and Affiliates to whom, and the time or times at which, Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those set forth in paragraph (b) of this Section 9. The Committee may also condition the grant and/or vesting of Deferred Stock upon the attainment of specified performance goals, or such other criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

  (b)
  Terms and Conditions.    The shares of Deferred Stock awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

  (i)
  Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period, (as defined below) where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

  (ii)
  At the time of the award, the Committee may, in its sole discretion, determine that amounts equal to any dividends declared during the Deferral Period (or Elective Deferral Period) with respect to the number of shares covered by a Deferred Stock award will be:

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      (a) paid to the participant currently; (b) deferred and deemed to be reinvested; or (c) that such participant has no rights with respect thereto.

    (iii)
    Subject to the provisions of the award agreement and this Section 9, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

    (iv)
    Based on performance and/or such other criteria as the Committee may determine, the Committee may, at or after grant (including after the participant's termination of employment), accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

    (v)
    A participant may elect to defer further receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least six months prior to completion of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

    (vi)
    Each award shall be confirmed by, and subject to the terms of, a Deferred Stock award agreement executed by the Company and the participant.

SECTION 10. Loan Provisions.

        With the consent of the Committee, the Company may make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option granted under the Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, term and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

SECTION 11. Amendments and Termination.

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award theretofore granted, without the optionee's or participant's consent.

        Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, stock exchange listing requirements, or other regulatory requirements.

        The Committee may amend the terms of any award or option (other than Director Stock Options) theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.

SECTION 12. Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a

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general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 13. Change of Control.

        The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section 13, that occurs more than twelve months after the date of the Company's initial public offering:

  (a)
  In the event of a "Change of Control" as defined in paragraph (b) of this Section 13, unless otherwise determined by the Committee in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination) in the event of a "Potential Change of Control," as defined in paragraph (c) of this Section 13:

  (i)
  any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

  (ii)
  the restrictions and deferral limitations applicable to any Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

  (iii)
  the value of all outstanding Stock Options, Director Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock Awards, shall, to the extent determined by the Committee at or after grant, be settled on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Section 13) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control. In the sole discretion of the Committee, such settlements may be made in cash or in stock, as shall be necessary to effect the desired accounting treatment for the transaction resulting in the Change of Control. In addition, any Stock Option, Director Stock Option, and Stock Appreciation Right which has been outstanding for less than six months shall be settled solely in stock.

  (b)
  For purposes of paragraph (a) of this Section 13, a "Change of Control" means the happening of any of the following:

  (i)
  when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

  (ii)
  the occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of 6(e) of Schedule 14A of Regulation 14A of the Commission under the Exchange Act;

  (iii)
  when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

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    (iv)
    the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

  (c)
  For purposes of paragraph (a) of this Section 13, a "Potential Change of Control" means the happening of any of the following:

  (i)
  the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in paragraph (b) of this Section 13; or

  (ii)
  the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan) of securities of the Company representing 5 percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

  (d)
  For purposes of this Section 13, "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty day period as determined by the Committee, except that (i) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cashout such options, and (ii) in the case of Director Stock Options, the sixty day period shall be the period immediately prior to the Change of Control.

SECTION 14. Limitations on Payments.

  (a)
  Notwithstanding Section 13 above or any other provision of this Plan or any other agreement, arrangement or plan, in no event shall the Company pay or be obligated to pay any Plan participant an amount which would be an Excess Parachute Payment except as provided in Section 14(f) below and except as the Committee specifically provides otherwise in the participant's grant agreement. For purposes of this Agreement, the term "Excess Parachute Payment" shall mean any payment or any portion thereof which would be an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code, and would result in the imposition of an excise tax under Section 4999 of the Code, in the opinion of tax counsel selected by the Company, ("Tax Counsel"). In the event it is determined that an Excess Parachute Payment would result if the full acceleration of vesting and exercisability provided in Section 13 above were made (when added to any other payments or benefits contingent on a change of control under any other agreement, arrangement or plan), the payments due under Section 13(a) shall be reduced to the minimum extent necessary to prevent an Excess Parachute Payment; then, if necessary to prevent an Excess Parachute Payment, benefits or payments under any other plan, agreement or arrangement shall be reduced. If it is established pursuant to a final determination of a court or an Internal Revenue Service administrative appeals proceeding that, notwithstanding the good faith of the participant and the Company in applying the terms of this Section 14(a), a payment (or portion thereof) made is an Excess Parachute Payment, then, the Company shall pay to the participant an additional amount in cash (a "Gross-Up Payment") equal to the amount necessary to cause the amount of the aggregate after-tax compensation and benefits received by the participant hereunder (after payment of the excise tax under Section 4999 of the Code with respect to any Excess Parachute Payment, and any state and federal income taxes with respect to the Gross-Up Payment) to be equal to the aggregate after-tax compensation and

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    benefits he would have received as if Sections 280G and 4999 of the Code had not been enacted.

  (b)
  Subject to the provisions of Section 14(c), the amount of any Gross-Up Payment and the assumptions to be utilized in arriving at such amount, shall be determined by a nationally recognized certified public accounting firm designated by the Company (the "Accounting Firm"). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to Section 14(a), shall be paid by the Company to the participant within five (5) days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and participant.

  (c)
  Participant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by Company of a Gross-Up Payment. Such notification shall be given no later than ten (10) business days after participant is informed in writing of such claim and shall apprise the Company of the nature of the claim and the date of requested payment. Participant shall not pay the claim prior to the expiration of the thirty (30) day period following the date on which it gives notice to the Company. If the Company notifies participant in writing prior to the expiration of the period that it desires to contest such claim, participant shall:

  (i)
  give the Company any information reasonably requested by the Company relating to such claim;

  (ii)
  take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to participant;

  (iii)
  cooperate with the Company in good faith in order to effectively contest such claim; and

  (iv)
  permit the Company to participate in any proceedings relating to such claim.

        Without limitation on the foregoing provisions of this Section 14(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and participant agrees to prosecute such contest to a determination before any administration tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold participant harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of the contest; provided, further, that if the Company directs participant to pay any claim and sue for a refund, the Company shall advance the amount of the payment to participant, on an interest-free basis, and shall indemnify and hold participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to the advance or with respect to any imputed income with respect to the advance.

  (d)
  In the event that the Company exhausts its remedies pursuant to Section 14(c) and participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Payment required and such payment shall be promptly paid by the Company to or for the benefit of participant.

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  (e)
  If, after the receipt of participant of an amount advanced by the Company pursuant to Section 14(c), participant becomes entitled to receive any refund with respect to such claim, participant shall promptly after receiving such refund pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by participant of an amount advanced by the Company pursuant to Section 14(c), a determination is made that participant shall not be entitled to any refund with respect to such claim and the Company does not notify participant in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

  (f)
  Notwithstanding the foregoing, the limitation set forth in Section 14(a) shall not apply to a participant if in the opinion of Tax Counsel or the Accounting Firm (i) the total amounts payable to the participant hereunder and under any other agreement, arrangement or plan as a result of a change of control (calculated without regard to the limitation of Section 14(a)), reduced by the amount of excise tax imposed on the participant under Code Section 4999 with respect to all such amounts and reduced by the state and federal income taxes on amounts paid in excess of the limitation set forth in Section 14(a), would exceed (ii) such total amounts payable after application of the limitation of Section 14(a). No Gross-Up Payment shall be made in such case.

SECTION 15. General Provisions.

  (a)
  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (b)
  Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee or director of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a director, continued retention as a director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

  (c)
  Each participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee, in its sole discretion, regarding payment of, any Federal, FICA, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements.

        The Committee may permit or require, in its sole discretion, participants to elect to satisfy their Federal, and where applicable, FICA, state and local tax withholding obligations with respect to all awards other than Stock Options which have related Stock Appreciation Rights by the reduction, in an amount necessary to pay all said withholding tax obligations, of the number of shares of Stock or amount of cash otherwise issuable or payable to said participants in respect of an award. The Company and, where applicable, its Subsidiaries and Affiliates shall, to the extent permitted by law, have the

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right to deduct any such taxes owed hereunder by a participant from any payment of any kind otherwise due to said participant.

  (d)
  At the time of grant or purchase, the Committee may provide in connection with any grant or purchase made under this Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to the provisions of Section 13 hereof and to such other terms and conditions as the Committee may specify at the time of grant.

  (e)
  No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 16. Effective Date of Plan.

        The Plan shall be effective on the date it is approved by a majority vote of the Company's stockholders.

SECTION 17. Term of Plan.

        No Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock award or Deferred Stock award shall be granted pursuant to the Plan on or after March 2, 2008, but awards theretofore granted may extend beyond that date.

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Appendix C

SECOND AMENDMENT TO THE
WADDELL & REED FINANCIAL, INC.
1998 EXECUTIVE DEFERRED COMPENSATION STOCK AWARD PLAN

        Waddell & Reed Financial, Inc., a Delaware corporation (the "Company"), previously established the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as Amended and Restated, as further amended effective December 12, 2002 (as amended, the "Plan"). Pursuant to Section 8.1 of the Plan, the board of directors of the Company (the "Board") reserves the right to amend the Plan. Pursuant to the powers reserved in the Plan and subject to the approval of the stockholders of the Company at the Company's 2003 Annual Meeting of Stockholders, the Plan is amended effective March 11, 2003 as follows.

1.
Article 6 of the Plan is hereby amended by deleting the language prior to Section 6.1 and replacing it with the following:

        "ARTICLE 6. Awards. Subject to Section 6A hereof, each Eligible Executive shall be granted Awards subject to the following terms and conditions:"

2.
Article 6A is hereby added to the Plan to read as follows:

        ARTICLE 6A. Performance Awards.

  Section 6A.1. Definitions.

  (a)
  Covered Employee.    "Covered Employee" means (A) the chief executive officer of the Company, and (B) a person designated by the Committee, at the time of grant of Performance Awards, who the Committee believes is likely to be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to the fiscal year during which the Performance Award is granted or in the foreseeable future.

  (b)
  Performance Award.    "Performance Award" means any Option or Restricted Stock Award granted under the Plan to a Covered Employee (or which a Covered Employee's Interest Account is converted into) that the Committee intends to be performance-based compensation under Section 162(m)(4)(C) of the Code. The Committee may grant an Award to a Covered Employee that is either a Performance Award or not a Performance Award. (For purposes of this Section 6A, any reference to a grant of an Option or Restricted Stock Award includes the conversion of a Covered Employee's Interest Account into Options and/or Restricted Stock.)

        Section 6A.2 Individual Award Limitations.    In each calendar year during any part of which the Plan is in effect, an Eligible Executive (i.e., any Eligible Executive, not only Covered Employees) may not be granted Awards (i.e., all Awards to Eligible Executives are subject to this Section 6A.2, not only Performance Awards) that have, in the aggregate, more than 750,000 "Points," with each Option having one Point for each Share with respect thereto, and each Restricted Stock Award having three Points with respect to each Share granted with respect thereto. (For illustrative purposes, a grant of an Option for 10 Shares has 10 Points, and a grant of ten shares of Restricted Stock has 30 Points.) If an award is canceled, the canceled award continues to be counted against the maximum number of shares for which awards may be granted to the recipient under the Plan, as set forth in this Section 6A.2.

        Section 6A.3 Performance Goals for Performance Awards.    Each Performance Award shall be structured so as to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code, as described below.

  (a)
  Option Performance Awards.    The exercise price of a Performance Award that is an Option shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant of such Option.

  (b)
  Restricted Stock Performance Awards.    The grant, exercise and/or settlement of a Performance Award that is a Restricted Stock Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 6A.3(b).

  (i)
  Performance Goals Generally.    The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 6A.3(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one recipient or to different recipients.

  (ii)
  Business Criteria.    Any or all of the following business criteria (including or excluding extraordinary and/or non-recurring items to be determined by the Committee in advance) for the Company on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (A) earnings per share; (B) increase in revenues; (C) increase in cash flow; (D) increase in cash flow return; (E) return on net assets; (F) return on assets (G) return on investment; (H) return on capital; (I) return on equity; (J) economic value added; (K) operating margin; (L) contribution margin; (M) net income; (N) pretax earnings; (O) pretax earnings before interest, depreciation and amortization; (P) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (Q) operating income; (R) total stockholder return; (S) debt reduction; and (T) any of the above goals determined on an absolute or relative basis, or as adjusted in any manner which may be determined in the discretion of the Committee, or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company's annual meetings of stockholders.

  (iii)
  Performance Period; Timing for Establishing Performance Goals.    Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days (or, if earlier, the passage of 25% of the performance period) after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

  (iv)
  Settlement of Performance Awards; Other Terms.    After the end of each performance period, the Committee shall determine the amount, if any, of such Performance Award payable to the Covered Employee. Settlement of such Performance Awards shall be in cash, Stock, other awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of such Performance Award.

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        Section 6A.4 General.    The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of a Performance Award that is not mandatory under the Plan; provided, however, that notwithstanding any other provision of the Plan the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Performance Award not to so qualify.

        Section 6A.5 Written Determinations.    All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance Awards, and the achievement of performance goals relating to Performance Awards that are Restricted Stock Awards, shall be made in writing in the case of any award intended to qualify under Section 162(m) of the Code. The Committee may not delegate any responsibility relating to Performance Awards. The determination as to whether any performance goal, with respect to any award, has been satisfied shall be made prior to the payment of any compensation relating to an award.

        Section 6A.6 Performance Awards under Section 162(m) of the Code.    It is the intent of the Company that Performance Awards granted to persons who are or likely will become "covered employees" (within the meaning of Section 162(m) of the Code) shall constitute "performance-based compensation" within the meaning of Section 162(m) of the Code. Accordingly, the terms of this Section 6A, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, then such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

        Section 6A.7 Conflicts Among Plan Provisions.    To the extent this Section 6A conflicts with another provision of the Plan, this Section 6A shall control.

3.
If this Amendment is approved at the Company's 2003 Annual Meeting of Stockholders, the Plan shall remain in full force and effect as amended hereby. If this Amendment is not approved at the Company's 2003 Annual Meeting of Stockholders, the Board shall amend the Plan to prohibit the grant of Restricted Stock (as such terms are defined in the Plan) to Covered Employees (as such term is defined in this Amendment).

4.
Except as hereby amended, the Plan shall remain in full force and effect.

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FIRST AMENDMENT TO THE
WADDELL & REED FINANCIAL, INC.
1998 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

        Waddell & Reed Financial, Inc., a Delaware corporation (the "Company") previously established the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Option Plan (the "Plan"). Pursuant to Article 8 of the Plan, the Board of Directors of the Company reserves the right to amend the Plan. Pursuant to the powers reserved in the Plan, the Plan is hereby amended effective December 12, 2002 (the "Effective Date").

1.
The Plan shall be renamed the "Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan" and all references in the Plan to the "Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Option Plan" should be amended to read the "Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan."

2.
The following definitions are hereby added to Section 2.1 of the Plan to read as follows:

  "Award" means the grant of an Option or Restricted Stock to an Awardee pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

  "Awardee" means an Eligible Executive to whom an outstanding Award has been granted or, in the event of such Eligible Executive's death prior to the expiration of an Option or the lapse of restrictions encumbering Restricted Stock, such Eligible Executive's Beneficiary.

  "Award Notice" means a written award notice to an Eligible Executive from the Company evidencing an Option or a Restricted Stock Award, as applicable.

  "Restricted Stock" means Shares granted to a Participant under Article 6 hereof, that are subject to certain restrictions and/or to a risk of forfeiture.

3.
Except as provided in this First Amendment, the occurrences within the Plan of the defined term "Option" or "Options" shall be replaced with the defined term "Award" or "Awards," the occurrences within the Plan of the defined term "Stock Option Award Notice" shall be replaced with the defined term "Award Notice," and the occurrences within the Plan of the defined term "Optionee" shall be replaced with the defined term "Awardee;" provided, however, that the definitions of "Option" and "Optionee" in Section 2.1 of the Plan shall remain unchanged; and further provided that Section 4.3 of the Plan shall remain unchanged.

4.
Article 6 of the Plan is amended in its entirety to read as follows:

  ARTICLE 6. Awards. Each Eligible Executive shall be granted Awards subject to the following terms and conditions:

  Section 6.1 Election to Receive Awards.

  (a)
  Awards Converted from Deferred Salary.    During the same calendar quarter with respect to which a Participant deferred Salary into the Plan, the Participant shall have the right to convert some or all of his or her Interest Account for Salary for such quarter or the previous quarter(s) of that same calendar year into Awards pursuant to this Article 6. To make such election, the Participant must file with the Plan Administrator a written irrevocable Secondary Election Form for Salary to receive Awards as of the date of the filing of such Secondary Election Form (the "Award Grant Date").

        Effective January 1, 2003, a Participant shall have the right to convert some or all of his or her Interest Account for Salary for the first quarter of calendar year 2003 into either Options or Restricted Stock. Notwithstanding the foregoing provisions of this Section 6.1(a), effective April 1, 2003, a Participant will only be entitled to convert some or all of his or her Interest Account for Salary for such quarter or the previous quarter(s) of that same calendar year into Restricted Stock.

  (b)
  Awards Converted from Deferred Bonus.    At any time, but only one time, during the twelve-month period following the end of a calendar year with respect to which a Participant deferred the Annual Bonus into the Plan, the Participant shall have the right to convert some or all of his or her Interest Account for Bonus for such previous year into Awards pursuant to this Article 6. To make such election, the Participant must file with the Plan Administrator a written irrevocable Secondary Election Form for Bonus to receive Awards as of the date of the filing of such Secondary Election Form (the "Award Grant Date").

    Effective January 1, 2003, a Participant shall have the right to convert some or all of his or her Interest Account for Bonus for the previous year into either Options or Restricted Stock. Notwithstanding the foregoing provisions of this Section 6.1(b), effective January 1, 2004, a Participant will only be entitled to convert some or all of his or her Interest Account for Bonus for the previous year into Restricted Stock.

  (c)
  Award Converted from Bonus at Committee Direction.    The Committee, in its sole discretion, may direct that all or any portion of the Annual Bonus that would otherwise be payable in cash to a Participant, be converted to Awards pursuant to this Article 6.

  (d)
  Exercise Price of Awards.    The exercise price per Share, if any, under each Award granted pursuant to this Article 6 shall be indicated in the Award Notice. The exercise price per Share under each Option granted pursuant to this Article 6 shall, at the election of the Optionee as indicated on the Secondary Election Form, be either 100% of the Fair Market Value per Share on the Award Grant Date, or a lesser percentage (but not less than 75%) of the Fair Market Value per Share on the Award Grant Date, such lesser percentage to be determined by the Committee from time to time. Such Secondary Election Form shall indicate the percentage of such Options to be granted at each Exercise Price, which choice may affect the number of Options to be received pursuant to Section 6.2. Notwithstanding the foregoing, the exercise price under any Option granted to a Covered Employee shall be 100% of the Fair Market Value per share on the Award Grant Date.

  Section 6.2 Number of Shares Subject to Awards.

  (a)
  Number of Options.    The number of Shares subject to an Option granted pursuant to this Article 6 shall be the number of whole Shares equal to A divided by B, where:

  A
  =   the dollar amount which the Eligible Executive has elected to convert to Options pursuant to Section 6.1; and

  B
  =   the per share value of an Option on the Award Grant Date, as determined by the Committee using an option valuation model selected by the Committee in its discretion (such value to be expressed as a percentage of the Fair Market Value per Share on the Award Grant Date).

        In determining the number of Shares subject to an Option, (i) the Committee may designate the assumptions to be used in the selected option valuation model, and (ii) any fraction of a Share will be rounded down to the next whole number of Shares. The maximum number of shares with respect to which Options may be granted to a Covered Employee in any calendar year is 750,000.

  (b)
  Number of Shares of Restricted Stock. The number of Shares subject to an Award of Restricted Stock granted pursuant to this Article 6 shall be the number of whole Shares equal to A divided by B, where:

  A
  =   the dollar amount which the Eligible Executive has elected to convert to Restricted Stock pursuant to Section 6.1; and

  B
  =   the Fair Market Value of a Share on the Award Grant Date.

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        In determining the number of Shares subject to an Award of Restricted Stock, any fraction of a Share will be rounded down to the next whole number of Shares.

  Section 6.3 Term of Awards.

  (a)
  Exercise of Options.    Each Option shall be first exercisable, cumulatively, as to 10% commencing on each of the first through tenth anniversaries of the Award Grant Date. Notwithstanding the foregoing, the exercisability of any Option held by a Covered Employee shall be deferred to the extent that the Committee, in its discretion, determines that current exercise of the Option would cause loss of the Company's tax deduction pursuant to Section 162(m) of the Internal Revenue Code. In no event shall such deferral continue beyond the first day of the calendar year after the Optionee ceases to be a Covered Employee. An Optionee's death, Disability, retirement or other termination of employment shall not shorten the term of any outstanding Option. In no event shall the period of time over which the Option may be exercised exceed the longer of (i) eleven years from the Award Grant Date, or (ii) the thirtieth (30th) day of the calendar year immediately following the year in which an Optionee ceased to be a Covered Employee. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares. Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). Payment in full or in part may also be made in the form of unrestricted Shares already owned by the Optionee or restricted stock or deferred stock subject to an award under the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan (based, in each case, on the Fair Market Value of the Shares on the date the Option is exercised, as determined by the Committee). If payment of the option exercise price of an Option is made in whole or in part in the form of restricted stock or deferred stock, the Shares received upon the exercise of such Option shall be restricted or deferred, as the case may be, in accordance with the original term of the restricted stock award or deferred stock award in question, except that such restrictions or deferral provisions shall apply to only the number of such Shares equal to the number of shares of restricted stock or deferred stock surrendered upon the exercise of such Option. No Shares shall be issued until full payment therefor has been made. An Optionee shall have rights to dividends or other rights of a stockholder with respect to Shares subject to the Option when the Optionee has given written notice of exercise and has paid in full for such Shares.

  (b)
  Terms of Restricted Stock Awards.

  (i)
  Grant and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the Award Grant Date or thereafter. Except to the extent restricted under the terms of the Plan and any Award Notice relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon. During the restricted period applicable to the Restricted Stock, subject to Section 6.6 below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

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    (ii)
    Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company.

    (iii)
    Book-Entry Accounts; Certificates for Stock.    An account for each Participant who is awarded Restricted Stock shall be opened with the Company's transfer agent or such other administrator designated by the Committee for the deposit of the shares of Restricted Stock subject to the Award, or, in the sole discretion of the Committee, each Participant may be issued a stock certificate registered in the name of the Participant with respect to such shares of Restricted Stock. The Committee shall specify that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company or a transfer agent retain physical possession of the certificates, and that the Participant deliver a stock power to the Company or transfer agent, as applicable, endorsed in blank, relating to the Restricted Stock. Such legend shall be substantially in the following form:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan and a Restricted Stock Award Agreement entered into between the registered owner and Waddell & Reed Financial, Inc. Copies of the Plan and Agreement are on file in the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202."

    (iv)
    Dividends and Splits.    Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

        Section 6.4 Accelerated Exercisability and Lapse of Restrictions.    Notwithstanding the normal exercisability schedule and forfeiture provisions set forth in Sections 6.3(a) and 6.3(b)(ii) hereof, any and all outstanding Options shall become immediately exercisable and restrictions on any Award of Restricted Stock shall lapse and the shares subject to such Award shall become nonforfeitable upon the first to occur of (a) the death of the Awardee, (b) the Disability of the Awardee, (c) the occurrence of a Change in Control, (d) the unanimous determination by the Committee that a particular Option, Options, or Restricted Stock Award, in whole or in part, shall become fully exercisable and nonforfeitable, or (e) as otherwise provided by the Committee by rule or regulation or in any Award agreement, or as determined in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock. Upon acceleration, an Option will remain exercisable for the remainder of its original term.

        Section 6.5 Award Notice.    Each Award granted under the Plan shall be evidenced by an Award Notice which shall be executed by an authorized officer of the Company. Such Award Notice shall contain provisions regarding (a) the number of Shares subject to the Award, (b) the exercise price per Share, if any, of the Award and the means of payment therefor, (c) the term of the Award, and (d) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee. The Committee, in its discretion, may include in the grant of any Option under the Plan, a "stock option restoration program" ("SORP") provision. Such provision shall provide, without limitation, that, if payment on exercise of an Option is made in the form of Shares, and the exercise occurs on the Annual SORP Exercise Date, an additional Option ("SORP Option") will automatically be granted to the Optionee as of the date of exercise, having an exercise price equal to

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100% of the Fair Market Value of the Shares on the date of exercise of the prior Option, having a term of no more than the later of either (i) the original option period for the exercised Option giving rise to the grant of the SORP option, not to exceed a maximum term of 10 years and two days from such date of exercise (subject to any forfeiture provision or shorter limitation on exercise required under the Plan) or (ii) the thirtieth (30th) day of the calendar year immediately following the year in which the Optionee ceases to be a Covered Employee, having an initial exercise date no earlier than six months after the date of such exercise, and covering a number of shares equal to the number of Shares used to pay the exercise price of the Stock Option, plus the number of shares (if any) withheld to cover income taxes and employment taxes (plus any selling commissions) on the exercise. "Annual SORP Exercise Date" shall mean August 1, or if August 1 is not a trading day on the New York Stock Exchange, "Annual SORP Exercise Date" shall mean the next succeeding trading date. Notwithstanding the foregoing, the Committee may delay the Annual SORP Exercise Date to the extent it determines necessary to comply with regulatory or administrative requirements.

        Section 6.6 Transferability of Awards.    No Award shall be assignable or transferable by the Awardee; provided, however, that an Award Notice may provide that Options are transferable by will or the laws of descent and distribution; and provided, further, that the Committee may (but need not) permit other transfers of Awards where the Committee concludes that such transferability (a) does not result in accelerated taxation, and (b) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable Awards and the purposes of the Plan.

5.
Article 7 of the Plan is amended in its entirety to read as follows:

  ARTICLE 7. Shares Subject to the Plan.

        Section 7.1 Shares Subject to the Plan.    Subject to adjustment as provided in Article 9, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall not exceed 3,750,000 Shares. Shares delivered under the Plan may be newly issued Shares or previously issued and reacquired Shares, and there are hereby reserved for issuance under the Plan 3,750,000 Shares. To the extent that Shares subject to an outstanding Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Award or by reason of the delivery of Shares to pay all or a portion of the exercise price of an Award, then such Shares shall again be available under the Plan, except that if such Shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

        In the case of Options exercised with payment in Shares under the "stock option restoration program" the number of Shares transferred by the Optionee in payment of the exercise price plus the number of Shares withheld to cover income and employment taxes (plus any selling commissions) on such exercise will be netted against the number of Shares issued to the Optionee in the exercise, and only the net number shall be charged against the 3,750,000 limitation set forth above.

6.
Article 9 of the Plan is amended in its entirety to read as follows:

  ARTICLE 9. Adjustment Provisions

        Section 9.1 Change in Corporate Structure Affecting Shares.    If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the exercise price per Share under each outstanding Award and the number of Shares underlying Awards shall be adjusted so that the aggregate consideration payable to the

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Company and the value of each such Award shall not be changed. In addition, the aggregate number of Shares available for issuance to any employee pursuant to Section 6.2 shall be adjusted to take into account any change in corporate structure affecting shares. Adjustments pursuant to this Section 9.1 shall not be made to the extent the Plan has been amended to reflect any adjustment contemplated by this Section 9.1.

        Section 9.2 Certain Reorganizations.    Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance, continuation or assumption of outstanding Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve Awardees' rights under the Plan.

        Section 9.3 Acquisitions.    In the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Awardee who holds an outstanding Award shall have the right (subject to the provisions of the Plan and any limitation applicable to the Award) thereafter and during the term of the Award, to receive upon exercise or vesting, in the case of Restricted Stock, thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Option or portion thereof or vesting of all or a portion of the Restricted Stock Award in question, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Company upon consummation of an Acquisition.

7.
Except as hereby amended, the Plan shall remain in full force and effect.

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WADDELL & REED FINANCIAL, INC.
1998 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN
As Amended and Restated

  ARTICLE 1. Purpose of the Plan.

        Section 1.1. Purpose.    The purpose of the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Option Plan is to promote the long-term growth of Waddell & Reed Financial, Inc. by providing a vehicle for Eligible Executives to increase their proprietary interest in Waddell & Reed Financial, Inc. and to attract and retain highly qualified and capable Eligible Executives.

  ARTICLE 2. Definitions.

        Section 2.1.    Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

        "Acquisition" has the meaning assigned such term in Section 9.3 hereof.

        "Acquisition Consideration" has the meaning assigned such term in Section 9.3 hereof.

        "Annual Bonus" means the annual cash bonus payable by the Company to an Eligible Executive for services to the Company or any of its affiliates, as such amount may be determined from year to year.

        "Beneficiary" means any person or persons designated by a Participant, in accordance with procedures established by the Committee or Plan Administrator, to receive benefits hereunder in the event of the Participant's death. If any Participant shall fail to designate a Beneficiary or shall designate a Beneficiary who shall fail to survive the Participant, the Beneficiary shall be the Participant's surviving spouse, or, if none, the Participant's surviving descendants (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate.

        "Board" means the Board of Directors of the Company.

        "Bonus Deferral Election Date" means the date established by the Plan as the date by which a Participant must submit a valid Primary Election Form for Bonus to the Plan Administrator in order to defer Annual Bonus under the Plan for a calendar year. For each calendar year, the Bonus Deferral Election Date is December 31 of the calendar year for which the Bonus is to be earned.

        "Business Day" shall mean a day on which the New York Stock Exchange or any national securities exchange or over-the-counter market on which the Shares are traded is open for business.

        "Change in Control" means any of the following that occurs more than twelve months after the date of the Company's initial public offering:

  (i)
  when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or a subsidiary thereof or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

  (ii)
  the occurrence of any transaction or event relating to the Company that is required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;

  (iii)
  when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board, cease for any reason other than death to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

  (iv)
  the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary thereof through the purchase of assets, by merger, or otherwise.

        "Committee" means the Compensation Committee of the Board.

        "Company" means Waddell & Reed Financial, Inc., a Delaware corporation.

        "Covered Employee" means an individual defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended, with respect to the Company.

        "Disability" means total and permanent disability as determined under the Company's long term disability program, whether or not the Optionee is covered under such program. If no such program is in effect, the Disability of a Participant shall be determined in good faith by the Board (excluding the Participant).

        "Eligible Executive" means an executive officer of the Company or any of its affiliates, as such officers may be selected by the Chairman of the Board of Directors or the Committee or its designee from year to year.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, as of any given date, the closing price of the Stock on such date on the New York Stock Exchange Composite Tape.

        "Interest Account" means the Interest Account for Bonus and/or the Interest Account for Salary, as the context requires. The maintenance of individual Interest Accounts is for bookkeeping purposes only.

        "Interest Account for Bonus" means the account established by the Company for each Participant for Annual Bonus deferred pursuant to the Plan and which shall be credited with interest on the last day of each calendar quarter (or such other day as determined by the Plan Administrator).

        "Interest Account for Salary" means the account established by the Company for each Participant for Salary deferred pursuant to the Plan and which shall be credited with interest on the last day of each calendar quarter (or such other day as determined by the Plan Administrator).

        "Option" means an option to purchase Shares awarded under Article 6. Options granted under the Plan are not incentive stock options within the meaning of Section 422 of the Internal Revenue Code.

        "Option Grant Date" means the date upon which an Option is granted to an Eligible Executive pursuant to Article 6.

        "Optionee" means an Eligible Executive of the Company to whom an Option has been granted or, in the event of such Eligible Executive's death prior to the expiration of an Option, such Eligible Executive's Beneficiary.

        "Participant" means any Eligible Executive who is participating in the Plan.

        "Plan" means the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Option Plan.

        "Plan Administrator" means the Committee or its delegee of administrative duties under the Plan pursuant to Section 3.2.

        "Primary Election Form" means a Primary Election Form for Salary and/or a Primary Election Form for Bonus, as the context requires.

        "Primary Election Form for Bonus" means a form, substantially in the form attached hereto as Exhibit B, pursuant to which an Eligible Executive elects to defer Bonus under the Plan.

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        "Primary Election Form for Salary" means a form, substantially in the form attached hereto as Exhibit A, pursuant to which an Eligible Executive elects to defer Salary under the Plan.

        "Salary" means the salary payable by the Company to an Eligible Executive for services to the Company or any of its affiliates, as such amount may be changed from time to time.

        "Salary Deferral Election Date" means the date established by the Plan as the date by which a Participant must submit a valid Primary Election Form for Salary to the Plan Administrator in order to defer Salary under the Plan for a calendar quarter. For each calendar quarter, the Salary Deferral Election Date is the last day of the preceding calendar quarter.

        "Secondary Election Form" means a Secondary Election Form for Salary and/or a Secondary Election Form for Bonus, as the context requires.

        "Secondary Election Form for Bonus" means a form, substantially in the form attached hereto as Exhibit D, pursuant to which an Eligible Executive elects to convert previously deferred Annual Bonus to Options pursuant to Section 6.1 of the Plan.

        "Secondary Election Form for Salary" means a form, substantially in the form attached hereto as Exhibit C, pursuant to which an Eligible Executive elects to convert previously deferred Salary to Options pursuant to Section 6.1 of the Plan.

        "Shares" means shares of the Class A common stock of the Company, par value $.01.

        "Stock Option Award Notice" means a written award notice to an Eligible Executive from the Company evidencing an Option.

  ARTICLE 3. Administration of the Plan.

        Section 3.1. Administrator of the Plan.    The Plan shall be administered by the Committee. The extent required by Section 162(m)(4)(C) of the Code, only outside directors shall administer the Plan with respect to Covered Employees.

        Section 3.2. Authority of Committee.    The Committee shall have full power and authority to: (i) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan, and (ii) designate persons other than members of the Committee or the Board to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Committee's best business judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

        Section 3.3. Effect of Committee Determinations.    No member of the Committee or the Board or the Plan Administrator shall be personally liable for any action or determination made in good faith with respect to the Plan or any Option or to any settlement of any dispute between an Eligible Executive and the Company. Any decision or action taken by the Committee or the Board with respect to an Option or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

  ARTICLE 4. Participation.

        Section 4.1. Election to Participate.    The Chairman of the Board or the Committee or its designee shall designate each year those executives who shall be Eligible Executives for the coming year. An Eligible Executive may participate in the Plan by delivering to the Plan Administrator a properly completed and signed (i) Primary Election Form for Salary on or before the Salary Deferral Election Date, and/or (ii) Primary Election Form for Bonus on or before the Bonus Deferral Election Date. An Eligible Executive's participation in the Plan will be effective (i) as of the first day of the calendar

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quarter beginning after the Plan Administrator receives the Eligible Executive's Primary Election Form for Salary, or (ii) as of the first day of the year for which an Annual Bonus is earned, in the case of an Eligible Executive's Primary Election Form for Bonus. A Participant shall not be entitled to any benefit hereunder unless such Participant has properly completed a Primary Election Form and deferred the receipt of his or her Annual Bonus and/or Salary pursuant to the Plan.

        Section 4.2. Irrevocable Election.    A Participant may not revoke or change his or her Primary Election Form; provided, however, that a Participant may, by filing a Secondary Election Form with the Plan Administrator within the period provided in the Plan, subsequently elect to convert the balance in his or her Interest Account to Options in accordance with Article 6.

        Section 4.3. Prior Participation in Torchmark Plan.    An Eligible Executive who participated in the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan ("Torchmark Plan"), had elected to defer Salary or Bonus under the Torchmark Plan, and was eligible to convert such deferred amounts into options under the Torchmark Plan, but had not done so as of the date of the Company's initial public offering, may elect to transfer this 1997 Interest Account for Salary, and/or 1997 Interest Account for Bonus, from the Torchmark Plan to this Plan. Thereafter, such Eligible Executive may elect to convert such account(s) into Options pursuant to Article 6 below, no later than December 31, 1998.

        Section 4.4. No Right to Continue as an Employee.    Nothing contained in the Plan shall be deemed to give any Eligible Executive the right to be retained as an employee of the Company or any of its affiliates.

  ARTICLE 5. Plan Benefits.

        Section 5.1. Deferred Annual Bonus or Salary.    An Eligible Executive may elect to defer up to 100% (in increments of 10% or $10,000) of his or her Annual Bonus and/or Salary to his or her Interest Account, and/or by conversion to Options in accordance with the terms of the Plan. For bookkeeping purposes, the amount of the Annual Bonus and/or Salary which an Eligible Executive elects to defer pursuant to the Plan shall be transferred to and held in individual Interest Accounts (in annual designations) pending distribution in cash or the conversion to Options, if applicable, pursuant to Article 6.

        Section 5.2. Time of Election of Deferral.    An Eligible Executive who wishes to defer Salary for a calendar quarter must irrevocably elect to do so on or prior to the Salary Deferral Election Date for such calendar quarter, by delivering a valid Primary Election Form for Salary to the Plan Administrator. The Primary Election Form for Salary shall indicate: (1) the percentage of Salary to be deferred, and (2) the form and timing of payout of deferred amounts; provided, however, that if a Participant elects to defer Salary for more than one quarter during a particular calendar year, the form and timing of payout for each quarter's deferral shall be identical. An Eligible Executive who wishes to defer Annual Bonus for a calendar year must irrevocably elect to do so on or prior to the Bonus Deferral Election Date for such calendar year, by delivering a valid Primary Election Form for Bonus to the Plan Administrator. The Primary Election Form for Bonus shall indicate: (1) the percentage of Annual Bonus to be deferred, and (2) the form and timing of payout of deferred amounts; provided, however, that if a Participant elects to defer both Salary and Annual Bonus for a particular calendar year, the form and timing of payout for each shall be identical.

        Section 5.3. Interest Accounts.    Amounts in a Participant's Interest Account will be credited with interest as of the last day of each calendar quarter (or such other day as determined by the Plan Administrator, which, in the case of amounts converted to Options under the Plan, shall be the date of such conversion) at the rate set from time to time by the Committee to be applicable to the Interest Accounts of all Participants under the Plan. To the extent required for bookkeeping purposes, a

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Participant's Interest Accounts will be segregated to reflect deferred compensation on a year-by-year basis and on the basis of the type of compensation deferred. For example, a 1998 Interest Account for Bonus, a 1998 Interest Account for Salary, a 1999 Interest Account for Bonus, a 1999 Interest Account for Salary, and so on. Within a reasonable time after the end of each calendar year, the Plan Administrator shall report in writing to each Participant the amount held in his or her Interest Accounts at the end of the year.

        Section 5.4. Responsibility for Investment Choices.    Each Participant is solely responsible for any decision to defer Annual Bonus and/or Salary into his or her Interest Account or convert Annual Bonus and/or Salary to Options under the Plan and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to defer.

  Section 5.5. Form of Payment.

  (a)
  Payment Commencement Date.    Payment of the balances in a Participant's Interest Accounts shall commence on the earliest to occur of (a) December 31 of the fifth year after the year with respect to which the deferral was made, (b) the first Business Day of the fourth month after the Participant's death, or (c) the Participant's termination as an employee of the Company or any of its subsidiaries or affiliates, other than by reason of death.

  (b)
  Optional Forms of Payment.    Distributions from a Participant's Interest Accounts may be paid to the Participant either in a lump sum or in a number of approximately equal monthly installments designated by the Participant on his or her Primary Election Form. Such monthly installments may be for any number of months up to 120 months; provided, however, that in the event of the Participant's death during the payout period, the remaining balance shall be payable to the Participant's Beneficiary in a lump sum on the first Business Day of the fourth month after the Participant's death. If a Participant elects to receive a distribution of his or her Interest Accounts in installments, the Plan Administrator may purchase an annuity from an insurance company which annuity will pay the Participant the desired annual installments. If the Plan Administrator purchases an annuity contract, the Eligible Executive will have no further rights to receive payments from the Company or the Plan with respect to the amounts subject to the annuity. If the Plan Administrator does not purchase an annuity contract, the value of the Interest Accounts remaining unpaid shall continue to receive allocations of return as provided in Section 5.3. If the Participant fails to designate a payment method in the Participant's Primary Election Form, the Participant's Account shall be distributed in a lump sum.

  (c)
  Irrevocable Elections.    A Participant may elect a different payment form for each year's compensation deferred under the Plan; provided, however, that if a Participant elects to defer Salary for more than one quarter during a particular calendar year, or if a Participant elects to defer Salary and Annual Bonus for a particular calendar year, the form and timing of payout for each such deferral shall be identical. The payment form elected or deemed elected on the Participant's Primary Election Form shall be irrevocable.

  (d)
  Acceleration of Payment.    If a Participant elects an installment distribution and the value of such installment payment elected by the Participant would result in a distribution of less than $3,000 per year, the Plan Administrator may accelerate payment of the Participant's benefits over a lesser number of whole years so that the annual amount distributed is at least $3,000. If payment of the Participant's benefits over a five year period will not provide annual distributions of at least $3,000, the Participant's Account shall be paid in a lump sum.

  (e)
  Effect of Competition.    Notwithstanding the Primary Election Form or any provision set forth herein, the entire balance of a Participant's Interest Accounts shall be paid immediately to the Participant a lump sum in the event the Participant ceases to be an employee of the Company

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    or any of its subsidiaries or affiliates and becomes a proprietor, officer, partner, employee or otherwise becomes affiliated with any business that is in competition with the Company or an affiliated company, or becomes employed by any governmental agency having jurisdiction over the activities of the Company or an affiliated company.

  (f)
  Effect of Adverse Determination.    Notwithstanding the Primary Election Form or any provision set forth herein, if the Internal Revenue Service determines, for any reason, that all or any portion of the amounts credited under this Plan is currently includable in the taxable income of any Participant, then the amounts so determined to be includable in income shall be distributed in a lump sum to such Participant as soon as practicable.

  (g)
  Payment to Beneficiary.    Upon the Participant's death, all unpaid amounts held in the Participant's Account shall be paid to the Participant's Beneficiary in a lump sum on the first Business Day of the fourth month following the Participant's death.

        Section 5.6. Financial Hardship.    The Plan Administrator may, in its sole discretion, accelerate the making of payment to a Participant of an amount reasonably necessary to handle a severe financial hardship of a sudden and unexpected nature due to causes not within the control of the Participant. All financial hardship distributions shall be made in cash in a lump sum. Such payments will be made on a first-in, first-out basis so that the oldest compensation deferred under the Plan shall be deemed distributed first in a financial hardship.

        Section 5.7. Payment to Minors and Incapacitated Persons.    In the event that any amount is payable to a minor or to any person who, in the judgment of the Plan Administrator, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Plan Administrator, in its sole discretion, shall determine:

  (a)
  By payment to the legal representative of such minor or such person;

  (b)
  By payment directly to such minor or such person;

  (c)
  By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Plan Administrator shall make such payments without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his or her Beneficiaries.

        Section 5.8. Application for Benefits.    The Plan Administrator may require a Participant or Beneficiary to complete and file certain forms as a condition precedent to receiving the payment of benefits. The Plan Administrator may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in receiving a distribution pursuant to the Plan to keep the Plan Administrator informed of their current mailing addresses.

        Section 5.9. Designation of Beneficiary.    Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his or her Beneficiary or Beneficiaries to whom the Participant's Account is to be paid if the Participant dies before receipt of all such benefits. Each Beneficiary designation shall be on the form prescribed by the Plan Administrator and will be effective only when filed with the Plan Administrator during the Participant's lifetime. Each Beneficiary designation filed with the Plan Administrator will cancel all Beneficiary designations previously filed with the Plan Administrator. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated Beneficiary.

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        ARTICLE 6. Options. Each Eligible Executive shall be granted Options subject to the following terms and conditions:

  Section 6.1. Election to Receive Options.

  (a)
  Options Converted from Deferred Salary.    During the same calendar quarter with respect to which a Participant deferred Salary into the Plan, the Participant shall have the right to convert some or all of his or her Interest Account for Salary for such quarter or the previous quarter(s) of that same calendar year into Options pursuant to this Article 6. To make such election, the Participant must file with the plan administrator a written irrevocable Secondary Election Form for Salary to receive Options as of the date of the filing of such Secondary Election Form (the "Option Grant Date").

  (b)
  Options Converted from Deferred Bonus.    At any time, but only one time, during the twelve-month period following the end of a calendar year with respect to which a Participant deferred Annual Bonus into the Plan, the Participant shall have the right to convert some or all of his or her Interest Account for Bonus for such previous year into Options pursuant to this Article 6. To make such election, the Participant must file with the Plan Administrator a written irrevocable Secondary Election Form for Bonus to receive Options as of the date of the filing of such Secondary Election Form (the "Option Grant Date").

  (c)
  Option Converted from Bonus at Committee Direction.    The Committee, in its sole discretion, may direct that all or any portion of the Annual Bonus that would otherwise be payable in cash to a Participant, be converted to Options pursuant to this Article 6.

  (d)
  Exercise Price of Options.    The exercise price per Share under each Option granted pursuant to this Article 6 shall, at the election of the Optionee as indicated on the Secondary Election Form, be either 100% of the Fair Market Value per Share on the Option Grant Date, or a lesser percentage (but not less than 75%) of the Fair Market Value per Share on the Option Grant Date, such lesser percentage to be determined by the Committee from time to time. Such Secondary Election Form shall indicate the percentage of such Options to be granted at each Exercise Price, which choice may affect the number of Options to be received pursuant to Section 6.2. Notwithstanding the foregoing, the exercise price under any Option granted to a Covered Employee shall be 100% of the Fair Market Value per share on the Option Grant Date.

        Section 6.2. Number and Terms of Options.    The number of Shares subject to an Option granted pursuant to this Article 6 shall be the number of whole Shares equal to A divided by B, where:

  A
  =   the dollar amount which the Eligible Executive has elected pursuant to Section 6.1 to convert to Options; and

  B
  =   the per share value of an Option on the Option Grant Date, as determined by the Committee using an option valuation model selected by the Committee in its discretion (such value to be expressed as a percentage of the Fair Market Value per Share on the Option Grant Date).

        In determining the number of Shares subject to an Option, (i) the Committee may designate the assumptions to be used in the selected option valuation model, and (ii) any fraction of a Share will be rounded up to the next whole number of Shares. The maximum number of shares with respect to which Options may be granted to a Covered Employee in any calendar year is 500,000.

        Section 6.3. Exercise of Options.    Each Option shall be first exercisable, cumulatively, as to 10% commencing on each of the first through tenth anniversaries of the Option Grant Date. Notwithstanding the foregoing, the exercisability of any Option held by a Covered Employee shall be deferred to the extent that the Committee, in its discretion, determines that current exercise of the

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Option would cause loss of the Company's tax deduction pursuant to Section 162(m) of the Internal Revenue Code. In no event shall such deferral continue beyond the first day of the calendar year after the Optionee ceases to be a Covered Employee. An Optionee's death, Disability, retirement or other termination of employment shall not shorten the term of any outstanding Option. In no event shall the period of time over which the Option may be exercised exceed the longer of (i) eleven years from the Option Grant Date, or (ii) the thirtieth (30th) day of the calendar year immediately following the year in which an Optionee ceased to be a Covered Employee. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares. Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). Payment in full or in part may also be made in the form of unrestricted Shares or shares of the Company's Class B Common Stock, par value $.01 ("Class B Shares") already owned by the optionee or Restricted Stock or Deferred Stock subject to an award under the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan (based, in each case, on the Fair Market Value of the Shares or Class B Shares on the date the Option is exercised, as determined by the Committee). If payment of the option exercise price of an Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Shares received upon the exercise of such Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award or Deferred Stock award in question, except that such restrictions or deferral provisions shall apply to only the number of such Shares equal to the number of shares of Restricted Stock or Deferred Stock surrendered upon the exercise of such option. No Shares shall be issued until full payment therefor has been made. An Optionee shall have rights to dividends or other rights of a stockholder with respect to Shares subject to the Option when the Optionee has given written notice of exercise and has paid in full for such Shares.

        Section 6.4. Accelerated Vesting.    Notwithstanding the normal vesting schedule set forth in Section 6.3 hereof, any and all outstanding Options shall become immediately exercisable upon the first to occur of (i) the death of the Optionee, (ii) the Disability of the Optionee, (iii) the occurrence of a Change in Control, or (iv) the unanimous determination by the Committee that a particular Option or Options shall become fully exercisable. Upon acceleration, an Option will remain exercisable for the remainder of its original term.

        Section 6.5. Stock Option Award Notice.    Each Option granted under the Plan shall be evidenced by a Stock Option Award Notice which shall be executed by an authorized officer of the Company. Such Award Notice shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the exercise price per Share of the Option and the means of payment therefor, (c) the term of the Option, and (d) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee. The Committee, in its discretion, may include in the grant of any Option under the Plan, a "stock option restoration program" ("SORP") provision. Such provision shall provide, without limitation, that, if payment on exercise of an Option is made in the form of Shares or Class B Shares, and the exercise occurs on the Annual SORP Exercise Date, an additional Option ("SORP Option") will automatically be granted to the Optionee as of the date of exercise, having an exercise price equal to 100% of the Fair Market Value of the Shares on the date of exercise of the prior Option, having a term of no more than 10 years and two days from such date of exercise (subject to any forfeiture provision or shorter limitation on exercise required under the Plan), having an initial exercise date no earlier than six months after the date of such exercise, and covering a number of shares equal to the number of Shares and/or Class B Shares used to pay the exercise price of the Stock Option, plus the number of shares (if any) withheld to cover income taxes and employment taxes (plus any selling commissions) on the exercise. "Annual SORP Exercise Date" shall mean August 1, or if August 1 is not a trading day on the New York Stock Exchange, "Annual SORP Exercise Date" shall mean the next succeeding trading date. Notwithstanding the foregoing, the

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Committee may delay the Annual SORP Exercise Date to the extent it determines necessary to comply with regulatory or administrative requirements.

        Section 6.6. Transferability of Options.    No Option shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable Options.

        ARTICLE 7. Shares Subject to the Plan.

        Section 7.1. Shares Subject to the Plan.    Subject to adjustment as provided in Article 9, the aggregate number of Shares which may be acquired upon the exercise of Options shall not exceed 2,500,000 Shares. Shares acquired upon exercise of Options may be newly issued Shares or previously issued and reacquired Shares, and there are hereby reserved for issuance under the Plan 2,500,000 Shares. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of Shares to pay all or a portion of the exercise price of such Option, then such Shares shall again be available under the Plan. In the case of Options exercised with payment in Shares under the "stock option restoration program" described in section 6.5 above, the number of Shares transferred by the Optionee in payment of the exercise price plus the number of shares withheld to cover income and employment taxes (plus any selling commissions) on such exercise will be netted against the number of Shares issued to the Optionee in the exercise, and only the net number shall be charged against the 2,500,000 limitation set forth above.

        ARTICLE 8. Amendment and Termination.

        Section 8.1. Amendment, Suspension or Early Termination.    The Board may amend, suspend or terminate the Plan or any Stock Option Award Notice at any time; provided, however, that the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, and no such amendment, modification or termination shall adversely affect any outstanding Options or Interest Accounts without the consent of the Participant.

        ARTICLE 9. Adjustment Provisions.

        Section 9.1. Change in Corporate Structure Affecting Shares.    If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Option and the exercise price per Share under each outstanding Option and the number of shares underlying Options shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Option shall not be changed. In addition, the aggregate number of shares available for issuance to any employee pursuant to Section 6.2 shall be adjusted to take into account any change in corporate structure affecting shares.

        Section 9.2. Certain Reorganizations.    Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the

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continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve Optionees' rights under the Plan.

        Section 9.3. Acquisitions.    In the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Optionee who holds an outstanding Option shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Company upon consummation of an Acquisition.

        ARTICLE 10. Miscellaneous.

        Section 10.1. Withholding.    If any Option granted under the Plan is or becomes subject to any withholding requirement, the Committee may require the Optionee to remit such withholding as a condition to exercising the Option or any portion thereof.

        Section 10.2. Compliance with SEC Regulations.    All grants and exercises of Options under the Plan shall be executed in accordance with any applicable requirements of Section 16 of the Exchange Act, as amended and any regulations promulgated thereunder, to the extent applicable. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Exchange Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Options granted thereunder to the Rule's requirements.

        Section 10.3. Validity.    In the event that any provision of the Plan or any related Stock Option Award Notice is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related Stock Option Award Notice.

        Section 10.4. Inurement of Rights and Obligations.    The rights and obligations under the Plan and any related agreements shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Eligible Executives and their beneficiaries.

        Section 10.5. Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

        Section 10.6. Governing Law.    The Plan shall be construed, governed and enforced in accordance with the law of Delaware, except as such laws are preempted by applicable federal law.

        ARTICLE 11. Limitations on Payments.

  (a)
  Notwithstanding Section 6.4 above or any other provision of this Plan or any other agreement, arrangement or plan, in no event shall the Company pay or be obligated to pay any Plan Participant an amount which would be an Excess Parachute Payment except as provided in Section 11(f) below and except as the Committee specifically provides otherwise in the Participant's grant agreement. For purposes of this Agreement, the term "Excess Parachute Payment" shall mean any payment or any portion thereof which would be an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code, and would result in the imposition of an excise tax under Section 4999 of the Code, in the opinion of tax counsel selected by the Company, ("Tax Counsel"). In the event it is determined that an

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    Excess Parachute Payment would result if the full acceleration of exercisability provided in Section 6.4 above were made (when added to any other payments or benefits contingent on a change of control under any other agreement, arrangement or plan), the payments due under Section 6.4 shall be reduced to the minimum extent necessary to prevent an Excess Parachute Payment; then, if necessary to prevent an Excess Parachute Payment, benefits or payments under any other plan, agreement or arrangement shall be reduced. If it is established pursuant to a final determination of a court or an Internal Revenue Service administrative appeals proceeding that, notwithstanding the good faith of the Participant and the Company in applying the terms of this Article 11, a payment (or portion thereof) made is an Excess Parachute Payment, then, the Company shall pay to the Participant an additional amount in cash (a "Gross-Up Payment") equal to the amount necessary to cause the amount of the aggregate after-tax compensation and benefits received by the Participant hereunder (after payment of the excise tax under Section 4999 of the Code with respect to any Excess Parachute Payment, and any state and federal income taxes with respect to the Gross-Up Payment) to be equal to the aggregate after-tax compensation and benefits he would have received as if Sections 280G and 4999 of the Code had not been enacted.

  (b)
  Subject to the provisions of Section 11(c), the amount of any Gross-Up Payment and the assumptions to be utilized in arriving at such amount, shall be determined by a nationally recognized certified public accounting firm designated by the Company (the "Accounting Firm"). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to Section 11(a), shall be paid by the Company to the Participant within five (5) days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and Participant.

  (c)
  Participant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by Company of a Gross-Up Payment. Such notification shall be given no later than ten (10) business days after participant is informed in writing of such claim and shall apprise the Company of the nature of the claim and the date of requested payment. Participant shall not pay the claim prior to the expiration of the thirty (30) day period following the date on which it gives notice to the Company. If the Company notifies Participant in writing prior to the expiration of the period that it desires to contest such claim, Participant shall:

  (i)
  give the Company any information reasonably requested by the Company relating to such claim;

  (ii)
  take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to Participant;

  (iii)
  cooperate with the Company in good faith in order to effectively contest such claim; and

  (iv)
  permit the Company to participate in any proceedings relating to such claim.

Without limitation on the foregoing provisions of this Section 11(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Participant agrees to prosecute such contest to a determination before any administration tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that the

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Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Participant harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of the contest; provided, further, that if the Company directs Participant to pay any claim and sue for a refund, the Company shall advance the amount of the payment to Participant, on an interest-free basis, and shall indemnify and hold Participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to the advance or with respect to any imputed income with respect to the advance.

  (d)
  In the event that the Company exhausts its remedies pursuant to Section 11(c) and Participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Payment required and such payment shall be promptly paid by the Company to or for the benefit of Participant.

  (e)
  If, after the receipt by Participant of an amount advanced by the Company pursuant to Section 11(c), Participant becomes entitled to receive any refund with respect to such claim, Participant shall promptly after receiving such refund pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Participant of an amount advanced by the Company pursuant to Section 11(c), a determination is made that Participant shall not be entitled to any refund with respect to such claim and the Company does not notify Participant in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

  (f)
  Notwithstanding the foregoing, the limitation set forth in Section 11(a) shall not apply to a Participant if, in the opinion of Tax Counsel or the Accounting Firm, (i) the total amounts payable to the Participant hereunder and under any other agreement, arrangement or plan as a result of a change of control (calculated without regard to the limitation of Section 11(a)), reduced by the amount of excise tax imposed on the participant under Code Section 4999 with respect to all such amounts and reduced by the state and federal income taxes on amounts paid in excess of the limitation set forth in Section 11(a), would exceed (ii) such total amounts payable after application of the limitation of Section 11(a). No Gross-Up Payment shall be made in such case.

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Appendix D

SECOND AMENDMENT TO THE
WADDELL & REED FINANCIAL, INC.
2003 EXECUTIVE INCENTIVE PLAN

        Waddell & Reed Financial, Inc., a Delaware corporation (the "Company"), previously established the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan (formerly named the Waddell & Reed Financial, Inc. 1999 Management Incentive Plan), as amended March 5, 2002 and further amended effective January 1, 2003 (as amended, the "Plan"). Pursuant to Section 6(b) of the Plan, the Board of Directors of the Company (the "Board") or the Compensation Committee of the Board may amend the Plan. Pursuant to the powers reserved in the Plan and subject to the approval of the stockholders of the Company at the Company's 2003 Annual Meeting of Stockholders, the Plan is amended effective March 11, 2003 as follows.

1.
Section 2(i) of the Plan is amended in its entirety to read as follows:

"(i)
'Performance Goals' means the pre-established objective performance goals established by the Committee for each Fiscal Year. Solely with respect to Covered Employees, for any Fiscal Year for which the Plan is intended to provide 'qualified performance-based compensation,' Performance Goals applicable to the Covered Employees must be established by the Committee no later than 90 days (or, if earlier, the passage of 25% of the performance period) after the beginning of any performance period applicable to the relevant award. One or more of the following business criteria (including or excluding extraordinary and/or non-recurring items to be determined by the Committee in advance) for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing Performance Goals for awards: (a) earnings per share; (b) increase in revenues; (c) increase in cash flow; (d) increase in cash flow return; (e) return on net assets; (f) return on assets; (g) return on investment; (h) return on capital; (i) return on equity; (j) economic value added; (k) operating margin; (l) contribution margin; (m) net income; (n) pretax earnings; (o) pretax earnings before interest, depreciation and amortization; (p) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (q) operating income; (r) total stockholder return; (s) debt reduction; and (t) any of the above goals determined on an absolute or relative basis, or as adjusted in any manner which may be determined in the discretion of the Committee, or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company's annual meetings of stockholders."

2.
Section 6(a) of the Plan is amended in its entirety to read as follows:

"(a)
Effectiveness of the Plan. The Plan became effective with respect to calendar years beginning on or after January 1, 1999 and shall remain effective until December 31, 2008, unless the term in extended by action of the Board."

3.
If this Amendment is approved at the Company's 2003 Annual Meeting of Stockholders, the Plan shall remain in full force and effect as amended hereby. If this Amendment is not approved at the Company's 2003 Annual Meeting of Stockholders, the Board shall amend the Plan to prohibit the grant of restricted Company Stock to Covered Employees (as such terms are defined in the Plan).

4.
The Plan shall remain in full force and effect as amended by this Amendment.

FIRST AMENDMENT TO THE
WADDELL & REED FINANCIAL, INC.
1999 MANAGEMENT INCENTIVE PLAN

        Waddell & Reed Financial, Inc., a Delaware corporation (the "Company"), previously established the Waddell & Reed Financial, Inc. 1999 Management Incentive Plan, as amended March 5, 2002 (the "Plan"). Pursuant to Section 6(b) of the Plan, the Board of Directors of the Company (the "Board") or the Compensation Committee of the Board may amend the Plan. Pursuant to the powers reserved in the Plan, the Plan is amended effective as of January 1, 2003 as follows.

1.
The Plan shall be renamed the "Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan" and all references in the Plan to the "Waddell & Reed Financial, Inc. 1999 Management Incentive Plan" are hereby amended to read the "Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan."

2.
Section 2(d) of the Plan is hereby amended in its entirety to read as follows:

"(d)
'Covered Employee' shall mean means (i) the chief executive officer of the Company, and (ii) a person designated by the Committee, at the time of grant of Performance Awards, who the Committee believes is likely to be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to the fiscal year during which the Incentive Plan Award is granted or in the foreseeable future."

3.
Section 5 of the Plan is amended in its entirety to read as follows:

"5.
"5.  Payment

      Except as otherwise provided hereunder, payment of any Incentive Plan Award amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable Performance Goals have been attained (or, in the case of any Incentive Plan Award payable under the provisions of Section 4(d), after the Committee determines the amount of any such Incentive Plan Award). The Incentive Plan Award may be paid in whole or in part, in the discretion of the Committee, in either stock options to purchase the Company's Class A Common Stock ("Company Stock") or in shares of Company Stock which will be subject to certain restrictions and/or a risk of forfeiture, with the remainder, if any, to be paid in cash. The value of any Company Stock-based payment under an Incentive Plan Award shall be determined in the sole and absolute discretion of the Committee. The Committee will establish a formula to convert an Incentive Plan Award into a Company Stock-based payment of equivalent fair market value. All Company Stock options and restricted Company Stock issued as payment for all or any part of an Incentive Plan Award shall be distributed from the total number of shares of Stock reserved and available for distribution under the Waddell & Reed Financial, Inc. 1998 Executive Deferred Stock Award Plan, as amended and restated, and as may be further amended, modified or restated (the "EDC Plan"), and shall comply in full with all of the terms and provisions regarding stock options and restricted stock, as applicable, set forth in the EDC Plan, including, without limitation, Section 6A thereof."

4.
The Plan shall remain in full force and effect as amended by this Amendment.

WADDELL & REED FINANCIAL, INC.
1999 Management Incentive Plan
(Effective as of January 1, 1999)
(As amended March 5, 2002)

1.    Purpose

        The purposes of the Plan are to advance the interests of stockholders of the Company by providing performance-based incentives to eligible Participants and to enable the Company and its Subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company's performance. The Plan is designed to assure that amounts paid to certain executive officers of the Company will not fail to be deductible by the Company for Federal income tax purposes because of the limitations imposed by Section 162(m). With respect to individuals who are Covered Employees, the Plan is intended to provide "qualified performance-based compensation," as such term is defined in Treas. Reg. 1.162-27(e), to the extent deemed appropriate by the Committee at the time Performance Goals are established for a Fiscal Year. Nothing herein shall be construed as preventing the Plan from providing both "qualified performance-based compensation" and nonqualified compensation for the same Fiscal Year in the manner permitted under Code Section 162(m). The Plan shall be administered and construed in a manner consistent with Code Section 162(m) and regulations thereunder for any Fiscal Year in which the Plan is intended to provide "qualified performance-based compensation."

2.    Definitions

        Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine, and neuter pronouns are interchangeable and that each comprehends the others.

  (a)
  "Board" shall mean the Board of Directors of the Company.

  (b)
  "Committee" shall mean the Compensation Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom is an "outside director" within the meaning of Section 162(m).

  (c)
  "Company" shall mean Waddell & Reed Financial, Inc.

  (d)
  "Covered Employee" shall have the meaning set forth in Section 162(m)(3).

  (e)
  "Fiscal Year" means the twelve month period beginning on each January 1 and ending on the following December 31.

  (f)
  "Incentive Percentage" means the pre-established award formula established by the Committee for each Fiscal Year which specifies a percentage of a Participant's rate of salary in effect for the last full payroll period of the Fiscal Year to be paid as an Incentive Plan Award. The Committee may establish different Incentive Percentages for individual Participants or different classes of Participants, and/or the achievement levels of the Performance Goals. Solely with respect to Covered Employees, for any Fiscal Year for which the Plan is intended to provide "qualified performance-based compensation," the Incentive Percentages applicable to the Covered Employees must be established by the Committee no later than 90 days after the beginning of the Fiscal Year for which the Incentive Plan Award pertains.

  (g)
  "Incentive Plan Award" means the annual incentive compensation award granted under the Plan which is contingent and based upon the attainment of the Performance Goals with respect to a Fiscal Year.

  (h)
  "Participant" shall mean (i) each executive officer of the Company and (ii) each other key employee of the Company or a Subsidiary who the Committee designates as a participant under the Plan. For each Fiscal Year, the Committee shall determine which of such executive officers and other key employees shall participate in the Plan. For any Fiscal Year for which "qualified performance-based compensation" is to be provided, the Committee shall designate the individual or classes of Covered Employees for such compensation no later than the 90th day of such Fiscal Year.

  (i)
  "Performance Goals" means the pre-established objective performance goals established by the Committee for each Fiscal Year. Solely with respect to Covered Employees, for any Fiscal Year for which the Plan is intended to provide "qualified performance-based compensation," Performance Goals applicable to the Covered Employees must be established by the Committee no later than 90 days after the beginning of the Fiscal Year to which the Performance Goals pertain. The Performance Goals may be based upon the performance of the Company or any Subsidiary, or division thereof, using one or more of the following operating performance measures selected by the Committee: (a) earnings; (b) revenue; (c) operating or net cash flows; (d) financial return ratios; (e) total stockholder return; (f) market share; (g) pre-tax profits; (h) earnings per share; or (i) net income. Separate Performance Goals may be established by the Committee for the Company or a Subsidiary, or division thereof. With respect to Participants who are not Covered Employees, the Committee may establish such other subjective or objective goals, including individual Performance Goals, which it deems appropriate. The preceding sentence shall also apply to Covered Employees with respect to any Incentive Plan Award not intended at time of grant to be "qualified performance-based compensation." Performance Goals may be set at a specific level, or may be expressed as a relative percentage to the comparable measure at comparison companies or a defined index.

  (j)
  "Plan" shall mean the Waddell & Reed Financial, Inc. 1999 Management Incentive Plan, as set forth herein and as may be amended from time to time.

  (k)
  "Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (including any proposed regulations).

  (l)
  "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock representing more than 50% of the voting power of all classes of stock entitled to vote.

3.    Administration

        The Committee shall administer and interpret the Plan, provided that, in no event, shall the Plan be interpreted in a manner which would cause any amount payable under the Plan to any Covered Employee to fail to qualify as performance-based compensation under Section 162(m) to the extent the Committee intends compensation to so qualify. The Committee shall establish the performance objectives for any calendar year in accordance with Section 4 and certify whether such performance objectives have been obtained. Any determination made by the Committee under the Plan shall be final and conclusive on all parties, but shall be based on such objective information or financial data as is relevant to the Performance Goal. Subject to the provisions of the Plan, the Committee shall have full discretionary authority to administer and interpret the Plan, to exercise all powers either specifically granted to it under the Plan or as are necessary or advisable in the administration of the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, all of which shall be binding on all persons, including the Company, the Participants (or any person claiming any rights under the Plan from or through any Participant), and any stockholder of the Company. A majority of the Committee shall constitute a quorum, and the Committee shall act pursuant to a majority vote or by unanimous written consent. The Committee may employ such legal counsel, consultants, and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem

D-3-2

desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant, or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction, or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

        The Committee may delegate its responsibilities for administering the Plan to one or more persons as the Committee deems necessary. However, the Committee may not delegate its responsibilities under the Plan relating to any Covered Employee where such delegation is prohibited under Code Section 162(m) pertaining to "qualified performance-based compensation."

4.    Incentive Plan Awards

  (a)
  Performance Goals.    On or before April 1 of each year (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Incentive Plan Award for such year.

  (b)
  Certification and Maximum Amount Payable.    The Committee shall, promptly after the date on which the necessary financial, individual or other information for a particular Fiscal Year becomes available, certify: (i) the degree to which each of the Performance Goals have been attained; and (ii) with respect to each qualifying Participant who is a Covered Employee, the amount of the Incentive Plan Award, if any, payable to such Participant. The Committee or its designee shall likewise certify the amount of the Incentive Plan Award, if any, payable with respect to a qualifying Participant who is not a Covered Employee. If the Committee certifies in writing that any of the performance objectives established for the relevant year under Section 4(a) have been satisfied, each Participant who is employed by the Company or one of its Subsidiaries on the last day of the calendar year for which the Incentive Plan Award is payable shall receive the Incentive Plan Award. The Incentive Plan Award shall be determined by multiplying the Incentive Percentage applicable to the Participant by the Participant's rate of base salary in effect for the last full payroll period of the Fiscal Year to which the Incentive Plan Award pertains. In no event, however, will an Incentive Plan Award for a Covered Employee exceed $5,000,000. To be eligible for payment of any Incentive Plan Award, the Participant must: (i) have performed the Participant's duties to the satisfaction of the Committee; (ii) have not engaged in any act deemed by the Committee to be contrary to the best interests of the Company; and (iii) otherwise complied with Company policies at all times prior to the date the Incentive Plan Award is actually paid. No Incentive Plan Award shall be paid to any Participant who does not satisfy each of the above. If a Participant's employment terminates for any reason (including, without limitation, his death, disability, or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary) prior to the last day of the Fiscal Year for which the Incentive Plan Award is payable, such Participant shall receive an Incentive Plan Award equal to the maximum Incentive Plan Award payable to such Participant under the preceding sentence multiplied by a fraction, the numerator of which is the number of days that have elapsed during the calendar year in which the termination occurs prior to and including the date of the Participant's termination of employment and the denominator of which is 365.

  (c)
  Negative Discretion.    Notwithstanding anything else contained in Section 4(b) to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 4(b) based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate

D-3-3

    and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(b).

  (d)
  Affirmative Discretion.    Notwithstanding any other provision in the Plan to the contrary, (i) the Committee shall have the right, in its discretion, to pay to any Participant who is not a Covered Employee an annual Incentive Plan Award for such year in an amount up to the maximum bonus payable under Section 4(b), based on individual performance or any other criteria that the Committee deems appropriate and (ii) in connection with the hiring any person who is or becomes a Covered Employee, the Committee may provide for a minimum Incentive Plan Award amount in any calendar year, regardless of whether performance objectives are attained.

5.    Payment

        Except as otherwise provided hereunder, payment of any Incentive Plan Award amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable Performance Goals have been attained (or, in the case of any Incentive Plan Award payable under the provisions of Section 4(d), after the Committee determines the amount of any such Incentive Plan Award). The Incentive Plan Award may be paid in whole or in part, in the discretion of the Committee, in Company stock options, with the remainder, if any, to be paid in cash.

6.    General Provisions

  (a)
  Effectiveness of the Plan.    The Plan shall be effective with respect to calendar years beginning on or after January 1, 1999, subject to the approval of the Company's stockholders, and ending on or before December 31, 2003, unless the term hereof is extended by action of the Board.

  (b)
  Amendment and Termination.    Notwithstanding Section 6(a), the Board or the Committee may at any time amend, suspend, discontinue, or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance, or termination shall adversely affect the rights of any Participant in respect of any Fiscal Year which has already commenced and no such action shall be effective without approval by the stockholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as "qualified performance-based compensation" under Section 162(m).

  (c)
  Designation of Beneficiary.    Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

  (d)
  No Right of Continued Employment.    Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries.

D-3-4

  (e)
  No Limitation on Corporate Actions.    Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

  (f)
  Nonalienation of Benefits.    Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company's assets, or (ii) any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators, or successors in interest.

  (g)
  Withholding.    Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state, and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

  (h)
  Severability.    If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

  (i)
  Governing Law.    The Plan shall be construed in accordance with and governed by the laws of the State of Kansas, without reference to the principles of conflict of laws except that any matters relating to the internal governance of the Company shall be governed by the general corporate laws of the state of Delaware.

  (j)
  Headings.    Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

  (k)
  Plan not Funded.    Plan awards shall be made solely from the general assets of the Company. To the extent any person acquires a right to receive payments from the Company under the Plan, the right is no greater than the right of any other unsecured general creditor.

  (l)
  No Guarantee.    While a discretionary Incentive Plan Award may have been paid in the past, whether such payments will be made in the future will depend upon various factors, such as the Company's financial condition and performance. There is no guarantee that the Company will pay any such incentive. The Committee may, in its sole discretion, reduce, eliminate or increase, any Incentive Plan Award, except that the amount of any Incentive Plan Award intended to be "qualified performance-based compensation" may not be increased above the amount established for the Performance Goal and Incentive Percentage. The Company may withhold an Incentive Plan Award, or portions thereof, for any reason including gross misconduct (e.g., theft, dishonesty/compromised integrity, fraud, harassment, etc.) or any actions deemed to be contrary to the best interests of the Company by the Committee.

  (m)
  Rights to Payments.    No absolute right to any Incentive Plan Award shall be considered as having accrued to any Participant prior to the close of the Fiscal Year with respect to which the award is made. No Participant shall have any enforceable right to receive any Incentive Plan Award made with respect to a Fiscal Year or to retain any payment made with respect thereto if for any reason the requirements of Section 4 are not satisfied.

D-3-5

WADDELL & REED FINANCIAL, INC.
PROXY

FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF
WADDELL & REED FINANCIAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Keith A. Tucker and Henry J. Herrmann, jointly and severally with full power of substitution, to represent and vote, as represented on the reverse side, all shares of Company Class A common stock which the undersigned holds of record and is entitled to vote at the Annual Meeting of Stockholders to be held at the executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 on the 30th day of April 2003 at 10:00 a.m. (CDT), or any adjournment thereof. All shares votable by the undersigned, including shares held of record by agents or trustees for the undersigned as a participant in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, the Torchmark Corporation Savings and Investment Plan, the Liberty National Life Insurance Company 401(k) Plan and the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company, will be voted in the same manner specified and in the discretion of the persons named above, or such agents or trustees, on such other matters as may properly come before the meeting.

ELECTION OF DIRECTORS:
Dennis E. Logue and Ronald C. Reimer

        (change of address/comments)

        YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

SEE REVERSE SIDE

FOLD AND DETACH HERE

Please mark your votes as in this example	☒

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN PROPOSAL 6. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

The Board of Directors recommends a vote FOR:
		FOR	WITHHELD
		☐	☐
1.	Election of Directors (see reverse)
FOR, except vote withheld for the following nominee(s):
(Instruction: To withhold authority to vote for any individual nominees, write that nominee's name here.)
2.
Approval of an amendment to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan relating to performance measures to entitle the Company to additional tax deductions with respect to certain performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of an amendment to the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan relating to performance measures to entitle the Company to additional tax deductions with respect to certain performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of an amendment to the Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan to (1) extend the term of the plan to December 31, 2008, and (2) modify the performance measures to entitle the Company to additional tax deductions with respect to performance-based awards within the meaning of Section 162(m) of the Code.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	Ratification of the selection of KPMG LLP as independent auditors for the fiscal year 2003.

FOR ☐	AGAINST ☐	ABSTAIN ☐
6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

              IMPORTANT - PLEASE SIGN EXACTLY AS NAME APPEARS BELOW AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executive administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated March 31, 2003, is hereby acknowledged.

Signature		Signature if held jointly
Dated:	, 2003

FOLD AND DETACH HERE

WADDELL & REED FINANCIAL, INC.

VOTER CONTROL NUMBER PRINTS HERE

Stockholder Name
and Address prints here

Dear Stockholder:

        If voting by proxy, we encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the meeting.

To Vote by Telephone:
Using a touch-tone phone call Toll-free: From outside the United States, call direct:	1-877-PRX-VOTE (1-877-779-8683) 1-201-536-8073
To Vote by Internet:
Log on to the Internet and go to the website:	http://www.eproxyvote.com/wdr
Note: If you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

THANK YOU FOR VOTING YOUR SHARES
YOUR VOTE IS IMPORTANT!

Do Not Return this Proxy Card if you are Voting by Telephone or the Internet.

Stockholder Inquiries
For General Information Concerning Your Stock,
Call (800) 446-2617

QuickLinks

Summary Term Sheet
INFORMATION CONCERNING THE ANNUAL MEETING
PROPOSAL NO. 1—ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
PRINCIPAL STOCKHOLDERS OF THE COMPANY
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
Waddell & Reed Financial, Inc. Compensation Committee 2002 Members James M. Raines, Chairman Jerry W. Walton
REPORT OF THE AUDIT COMMITTEE
Waddell & Reed Financial, Inc. Retirement Income Plan
Stock Incentive Plan
EDC Plan
PROPOSAL NO. 2
PROPOSAL NO. 3
AMENDMENT OF WADDELL & REED FINANCIAL, INC. 1998 EXECUTIVE DEFERRED COMPENSATION STOCK AWARD PLAN, AS AMENDED AND RESTATED, RELATING TO PERFORMANCE MEASURES TO ENTITLE THE COMPANY TO ADDITIONAL TAX DEDUCTIONS WITH RESPECT TO RESTRICTED STOCK AWARDS TO COVERED EMPLOYEES WITHIN THE MEANING OF SECTION 162(M) OF THE INTERNAL REVENUE CODE
PROPOSAL NO. 4
PROPOSAL NO. 5
OTHER MATTERS
  Appendix A
  Appendix B
  Appendix C
  Appendix D